PROSPECTUS SUPPLEMENT
(To Prospectus dated August 10, 2006)
4,971,000 Shares

Common Stock

We are selling 4,971,000 shares of our common stock to repay debt and fund additional investments from our investment pipeline and to use for general corporate purposes. Our common stock is quoted on the NASDAQ Global Market under the symbol “PSEC.” On August 10, 2006, the last sale price reported for our common stock on the NASDAQ Global Market was $15.30 per share.

Prospect Energy Corporation is a financial services company that lends to and invests in middle market, privately held or thinly traded public companies in the energy industry. We are organized as a non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management, LLC manages our investments, and Prospect Administration, LLC provides the administrative services necessary for us to operate.

Investing in our common stock involves risks. See “Risk Factors” beginning on page S-12 of this prospectus supplement and on page 10 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total

Public offering price	$15.30	$76,056,300
Underwriting discount (sales load)	$0.76	$3,777,960
Proceeds to us before expenses(1)	$14.54	$72,278,340

(1)	Before deducting estimated expenses payable by us of $563,000.

The underwriters have the option to purchase up to an additional 745,650 shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus supplement solely to cover over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $87,464,745, and the total underwriting discount (sales load) will be $4,344,654. The proceeds to us would be $83,120,091, before deducting estimated expenses payable by us of $563,000.

The underwriters expect to deliver the shares on or about August 16, 2006.

Morgan Keegan & Company, Inc.
Sole Book Running Manager

Ferris, Baker Watts Incorporated
Oppenheimer & Co.
D.A. Davidson & Co.
Sterne, Agee & Leach, Inc.

The date of this prospectus supplement is August 10, 2006.

PROSPECTUS SUPPLEMENT

PROSPECTUS

Prospectus Summary	1
Selected Condensed Financial Data	8
Risk Factors	10
Management’s Discussion and Analysis of Financial Condition and Results of Operations	25
Use of Proceeds	31
Forward-Looking Statements	31
Distributions	32
Price Range of Common Stock	33
Business	34
Management	37
Certain Relationships and Transactions	53
Control Persons and Principal Stockholders	54
Portfolio Companies	55
Determination of Net Asset Value	56
Dividend Reinvestment Plan	56
Material U.S. Federal Income Tax Considerations	58
Description of our Capital Stock	64
Description of Our Preferred Stock	70
Description of Our Warrants	75
Description of Our Debt Securities	77
Regulation	78
Custodian, Transfer and Dividend Paying Agent and Registrar	83
Brokerage Allocation and Other Practices	83
Plan of Distribution	84
Legal Matters	85
Independent Registered Public Accounting Firm	85
Available Information	85
Index to Financial Statements	F-1
Unaudited Financial Statements	F-2
Notes to Unaudited Financial Statements	F-11
Report of Independent Registered Public Accounting Firm	F-19
Financial Statements	F-20
Notes to Financial Statements	F-26

PROSPECTUS SUMMARY

This summary highlights some information from this prospectus supplement and the accompanying prospectus, and it may not contain all of the information that is important to you. To understand the terms of the common stock offered hereby, you should read this prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections titled “Risk Factors” in this prospectus supplement and in the accompanying prospectus and the documents identified in the section “Additional Information.” Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ over-allotment option.

The terms “we,” “us,” “our,” “Company” and “Prospect Energy” refer to Prospect Energy Corporation; “Prospect Capital Management” or the “Investment Adviser” refers to Prospect Capital Management, LLC; “Prospect Administration” or the “Administrator” refers to Prospect Administration, LLC.

The Company

We are a financial services company that lends to and invests in companies in the energy industry. We are organized as a non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.”

We concentrate on making investments in energy companies having annual revenues of less than $250 million. Our typical investment involves a secured loan of less than $30 million with some form of equity participation. In most cases, companies in which we invest are privately held or have thinly traded public securities at the time we invest in them. We refer to these companies as “middle market” companies and these investments as middle market investments.

We seek to maximize returns to our investors by applying rigorous credit analysis and asset-based lending techniques to make and monitor our investments in asset intensive energy companies. We do not intend to invest directly in any energy company engaged exclusively in (1) oil and gas exploration, (2) speculative risks or (3) speculative trading in oil, gas and/or other commodities, although some of the energy companies in which we invest may be involved in some exploration or development activity.

As of March 31, 2006, we held investments having an aggregate value of $104.2 million in ten portfolio companies. For the quarter ended March 31, 2006, the weighted average yield on all of our outstanding investments in long-term debt securities issued by our portfolio companies was 14.5% (18% including dividend paying equity securities). As of July 28, 2006, we have executed non-binding letters of intent with four companies to make investments aggregating approximately $45 million. The proposed investments are subject to due diligence, approval of our investment committee and negotiation and execution of definitive investment agreements. We may consummate less than all or none of the investments that are subject to these non-binding letters of intent.

The Energy Industry

We invest primarily in the North American energy industry. We believe the energy industry is one of the largest, most dynamic and important industries in North America. The energy industry consists of companies in the direct energy value chain as well as companies that sell products and services to, or acquire products and services from, the direct energy value chain. In this prospectus, we refer to all of these companies as “energy companies” and assets in these companies as “energy assets.” The categories of energy companies in this value chain are described below. The direct energy value chain includes upstream businesses, midstream businesses and downstream businesses:

•	Upstream businesses find, develop and extract energy resources, including natural gas, crude oil and coal, which are typically found underground or offshore in geological reservoirs.

•	Midstream businesses gather, process, refine, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers.

•	Downstream businesses include the power and electricity segment as well as businesses that process, refine, market or distribute hydrocarbons or other energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers.

Our Competitive Advantages

We believe we have the following competitive advantages over others investing in middle market energy companies:

•	our team of investment professionals has more than 125 years of combined experience in the energy industry;

•	our focus on the energy industry distinguishes us from generalist private equity and mezzanine capital providers;

•	we avoid widely marketed auctions to achieve better pricing and terms;

•	we focus on transactions where we can obtain meaningful equity participation as additional consideration for our loans;

•	we believe we lower our risk by taking first or second lien security interests on strategic assets within the energy industry;

•	as a public company, our cost of capital is likely to be lower than the cost of capital of a private equity or private mezzanine fund;

•	our status as a business development company provides us with greater flexibility in customizing one-stop and other financing solutions for energy companies; and

•	our willingness to invest across all sub-sectors of the energy industry enhances portfolio diversification, decreasing risk and providing us a wider spectrum of investment opportunities.

Our Investment Objective and Policies

Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in energy companies and will invest, under normal circumstances, at least 80% of our assets (including the amount of any borrowings for investment purposes) in these companies. Prospect Energy is a non-diversified company within the meaning of the 1940 Act, which means that from time to time a greater portion of our assets may consist of portfolio companies in which we have invested more than 5% of our net asset value and/or hold more than 10% of the outstanding voting securities than would be the case if we were a diversified company.

We seek to maximize returns to our investors by applying rigorous credit analysis and asset-based lending techniques, such as taking first or second priority security interests in energy assets. We do not invest directly in any energy company exclusively involved in (1) speculative oil and gas exploration, (2) speculative risks or (3) speculative trading in oil, gas and/or other commodities. Some of the energy companies in which we invest are involved in some exploration or development activity. While the structure of our investments varies, we invest primarily in secured senior and subordinated loans, generally referred to as mezzanine loans, which often include equity interests such as warrants or options received in connection with these loans, and dividend-paying equity securities, such as common and preferred stock and convertible securities, of middle market energy companies. Our investments typically range between $5 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes.

While we primarily seek current income through investment in the debt and/or dividend-paying equity securities of privately held or thinly traded public energy companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of our assets in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include debt and equity instruments of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. Within this 30% basket, we may also invest in debt and equity securities of middle-market companies located outside of the United States.

Our investments typically include equity components that provide us with opportunities to share in the growth in value of portfolio companies. Equity components may include warrants or options to acquire common shares in a portfolio company, payment of a portion of the contractual interest on debt securities in common shares of the portfolio company, or contractual payment rights or rights to receive a proportional interest in the revenue, operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants or options we receive may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. In many cases, we have structured, and may seek to include, in all warrants provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts. We may also seek to include in all warrants rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We plan to hold most of our investments to maturity or repayment, but may sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if the Investment Adviser deems such sale to be in our best interest.

We have qualified and elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, we generally do not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

The Investment Adviser

Prospect Capital Management manages our investment activities. John F. Barry III, our Chairman and Chief Executive Officer, is majority owner of Prospect Capital Management. Prospect Capital Management is an investment adviser registered under the Investment Advisers Act of 1940, or the “Advisers Act.” Under an investment advisory agreement between the Company and Prospect Capital Management (the “Investment Advisory Agreement”), we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets including assets purchased with borrowed funds, as well as a two-part incentive fee based on our performance. On May 15, 2006, the Board of Directors of the Company voted unanimously to renew the Investment Advisory Agreement for the one year period beginning June 24, 2006. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702. Our web site is www.prospectenergy.com. The information on our web site is not part of this prospectus supplement.

Recent Developments

On July 31, 2006 our Board of Directors declared a quarterly dividend of $0.38 for the first fiscal quarter 2007, payable September 29, 2006 to stockholders of record on September 22, 2006. This represents a $0.04 or 12% increase in the dividend paid for the last fiscal quarter in 2006.

On July 20, 2006, we entered into a $50 million senior revolving credit facility with HSH-Nordbank AG. The facility is for an initial term of one year, but our lender has the option to extend the facility for an additional two years. Interest on borrowings under the facility is charged at either (i) LIBOR plus the applicable spread at such time, ranging from 200 to 250 basis points, or (ii) the greater of the lender prime rate or the federal funds effective rate plus the applicable spread at such time, ranging from 50 to 100 basis points. Loans under our credit facility are collateralized by a security interest in all of our assets, including investments. Our credit facility will be used to supplement Prospect Energy’s equity capital to make additional portfolio investments. Our credit facility, together with other borrowings (which may include reverse repurchase agreements and similar transactions), may be used in the future to leverage our capital. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

On July 17, 2006, our Nominating and Corporate Governance Committee nominated Mr. William J. Gremp, Jr., and our Board of Directors accepted the nomination and elected Mr. Gremp as a director of the Company with a term expiring in 2007. Please see “Management — Board Of Directors And Executive Officers” for more information.

On June 14, 2006, we declared a fourth fiscal quarter (for the fiscal year ending June 30, 2006) dividend of $0.34 per share, payable on June 30, 2006, to shareholders of record as of June 23, 2006. This dividend marks an increase of $0.04 or 13.3% from the prior quarter’s dividend of $0.30 per share, an increase of $0.19 or 126.7% from the year-over-year prior quarter’s dividend of $0.15 per share, and the seventh consecutive quarterly increase.

Since March 31, 2006, we have made investments totaling $39.8 million, including investments in Charlevoix Energy Trading, LLC; Iron Horse Coiled Tubing, Inc.; Central Illinois Energy, LLC; Conquest Cherokee LLC; and Advantage Oilfield Group, Ltd. We also received full payment on our loan to Natural Gas Systems, Inc. of $5.0 million. We have also received a prepayment premium of $375,000 and have realized a $2.2 million capital gain on our equity position in Natural Gas Systems, Inc., recently renamed Evolution Petroleum Corporation (“Evolution”), which we intend to distribute by December 31, 2006. Our realized annualized cash return on this investment is in excess of 60%, which does not include the value of shares we still hold. The dividend for the first fiscal quarter ended September 30, 2006, may be comprised of a combination of operating earnings, capital gains (including the Evolution gain), and return of capital.

The Offering

Common stock offered by us	4,971,000 shares.

Common stock outstanding prior to this offering	7,069,873 shares.

Common stock outstanding after this offering	12,040,873 shares.

Use of proceeds	We expect to use approximately $29.3 million of the net proceeds of this offering to repay amounts outstanding under our revolving credit facility. After such repayment, our revolving credit facility will be fully available to fund additional investments. We expect to use the remainder of the net proceeds to fund investments from our investment pipeline and for general corporate purposes. See “Use of Proceeds.”

The NASDAQ Global Market symbol	PSEC

Risk factors	See “Risk Factors” in this prospectus supplement and other information in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Current distribution rate	On July 31, 2006 our Board of Directors declared a quarterly dividend of $0.38 for the first fiscal quarter 2007, payable September 29, 2006 to stockholders of record on September 22, 2006. Our dividend is subject to change or discontinuance at any time in the discretion of our Board of Directors. Our future earnings and operating cash flow may not be sufficient to support a dividend.

Fees and Expenses

The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. In these tables, we assume borrowings of $30 million, the approximate amount currently outstanding under our credit facility. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Prospect Energy,” or that “we” will pay fees or expenses, Prospect Energy will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in Prospect Energy. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder Transaction Expenses:

Sales load (as a percentage of offering price)(1)	4.97%
Offering expenses borne by us (as a percentage of offering price)(2)	0.74%
Dividend reinvestment plan expenses(3)	—
Total stockholder transaction expenses (as a percentage of offering price)	5.71%

Annual Expenses (as a percentage of net assets attributable to common stock):(4)

Base management fee	2.36%(5)
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	1.21%(6)
Total management fees		3.57%
Interest payments on borrowed funds		1.36%(7)
Other expenses		1.16%(8)
Total annual expenses (estimated)		6.09%(6)(8)(9)

Example:

The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and that we pay the stockholder transaction costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$119	$242	$362	$648

While the table assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under the Investment Advisory Agreement would be zero at the 5% annual return assumption required by the SEC for this table, since no incentive fee is paid until the annual return exceeds 7%. However, we have reflected in the example the income incentive fee currently earned as if the annual return were at the level recently achieved, which is higher than 5%. Accordingly, the resulting calculations overstate expenses at the 5% annual return as these calculations do not reflect the provisions of the Investment Advisory Agreement as it would actually be applied in the case of a 5% annual return. This table assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)	The underwriting discount with respect to our common stock sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	The offering expenses of this offering are estimated to be approximately $563,000. If the underwriters exercise their over-allotment option in full, the offering expenses borne by us (as a percentage of the offering price) will be 0.64%.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	Net assets attributable to our common stock equal net assets (i.e., total assets less liabilities other than liabilities for money borrowed for investment purposes) at March 31, 2006 as adjusted for the net proceeds of this offering. See “Capitalization”.

(5)	Our base management fee is 2.00% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities). Assuming that we have borrowed $30 million, the 2.00% management fee of gross assets equals 2.36% of net assets. See “Management — Investment Advisory Agreement” in the accompanying prospectus and footnote 7 below.

(6)	We expect to invest all of the net proceeds from this offering within 120 days of the date of the completion of the offering and may have capital gains and interest income that could result in the payment of an incentive fee to our Investment Adviser in the first year after completion of this offering. For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Investment Advisory Agreement” in the accompanying prospectus.

(7)	We may borrow additional money before and after the proceeds of this offering are substantially invested, but, in general, will utilize debt to the maximum extent reasonably possible before issuing equity. We currently have approximately $30 million outstanding under our credit facility, which has a one year term expiring July 19, 2007, subject to our lender’s option to extend the credit facility for an additional two years. For more information, see “Risk Factors — Changes in interest rates may affect our cost of capital and net investment income” below and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources, Capital Raising Activities” in the accompanying prospectus. The table above assumes that we have borrowed $30 million under our credit facility, which is the approximate amount currently outstanding. If we borrow amounts in excess of $30 million (up to $50 million) following this offering, our base management fee, as a percentage of net assets attributable to common stock, is likely to increase from the percentage shown in the table above, as borrowings are likely to represent a larger proportion of our overall assets. The table below shows our estimated annual expenses as a percentage of net assets attributable to common stock, assuming that we did not borrow any money.

Base management fee	2.02%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	1.21%
Interest payments on borrowed funds	—
Other expense	1.16%
Total annual expense (estimated)	4.39%

(8)	“Other expense” is based on an estimate of expenses during the current fiscal year representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under the administration agreement, is based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the administration agreement. “Other expense” does not include non-recurring expenses. See “Management — Administration Agreement” in the accompanying prospectus.

(9)	Total annual expense as a percentage of net assets attributable to our common stock are higher than the total annual expense percentage would be for a company that is not leveraged. We borrow money in order to leverage our net assets and increase our total assets with a view to increasing shareholder returns. The total annual expense percentage is required by the SEC to be calculated as a percentage of net assets, rather than the total assets, which includes assets that have been acquired with borrowed funds. If the total annual expense percentage were calculated as a percentage of total assets, our total annual expense ratio would be 5.17% of total assets.

SELECTED CONDENSED FINANCIAL AND OTHER DATA

You should read the condensed financial and other data below with the Financial Statements and Notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the accompanying prospectus. Financial information for the twelve months ended June 30, 2005 has been derived from the audited financial statements for that period. Quarterly financial information is derived from unaudited financial data, which in the opinion of management reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results for the three and nine months ended March 31, 2006 are not necessarily indicative of the results that may be expected for the year ending June 30, 2006. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 25 of the accompanying prospectus for more information.

	Twelve Months
	Ended	Nine Months Ended		Three Months Ended
	June 30,	March 31,		March 31,
	2005	2005	2006	2005	2006
		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(dollars in thousands, except per share data)

Statement of operations data
Investment income
Interest income	$1,882	$887	$4,569	$437	$1,704
Interest income, controlled entities	2,704	1,876	3,316	828	1,309
Dividend income	284	24	450	10	90
Dividend income, controlled entities	3,151	2,200	2,249	500	850
Other income	72	13	487	13	73

Total investment income	8,093	5,000	11,071	1,788	4,026
Operating expenses
Investment advisory fees
Base management fee	1,808	1,317	1,554	485	521
Income incentive fee	—	—	1,041	—	533

Total investment advisory fees	1,808	1,317	2,595	485	1,054
Interest expense and credit facility costs	—	—	12	—	12
Administration costs	266	295	225	126	82
Legal fees	2,575	1,537	1,501	481	390
Valuation services	42	18	132	18	45
Other professional fees	230	163	313	75	85
Insurance expense	325	237	269	89	85
Directors’ fees	220	147	165	55	55
Organizational costs	25	—	—	—	—
General and administrative expenses	191	48	277	15	92

Total operating expenses	5,682	3,762	5,489	1,344	1,900

Net investment income (loss)	2,411	1,238	5,582	444	2,126
Net realized loss	(2)	—	(18)	—	1
Net unrealized appreciation (depreciation)	6,342	414	1,392	414	828

Net income	$8,751	$1,652	$6,956	$858	$2,955

Earnings per share diluted and basic	$1.24	$0.23	$0.99	$0.12	$0.42

Balance sheet data and other information
Cash	$—	$12,848	$1,060	$12,848	$1,060
Total investments, net of unearned income	93,866	85,361	104,241	85,361	104,241
Total debt	—	—	—	—	—
Net asset value	102,967	96,927	104,602	96,927	104,602
NAV per share	$14.59	$13.74	$14.81	$13.74	$14.81
Number of Portfolio Companies	6	3	10	3	10

The following is a schedule of financial highlights for the periods indicated below:

	For the Twelve
	Months Ended	For the Nine Months Ended		For the Three Months Ended
	June 30,	March 31,		March 31,
	2005	2005	2006	2005	2006

Per share data(1)
Net asset value at beginning of period	$(0.01)	$(0.01)	$14.59	$13.74	$14.69
Proceeds from initial public offering	13.95	13.95	—	—	—
Costs related to the initial public offering	(0.21)	(0.21)	0.01	—	—
Share issuance related to dividend reinvestment	—	—	0.02	—	0.02
Net investment income	0.34	0.17	0.79	0.06	0.30
Net unrealized appreciation	0.90	0.06	0.18	0.06	0.10
Dividends declared and paid	(0.38)	(0.22)	(0.78)	(0.12)	(0.30)

Net asset value at end of period	$14.59	$13.74	$14.81	$13.74	$14.81

Per share market value at end of period	$12.60	$12.90	$16.44	$12.90	$16.44
Total return based on market value(2)	(13.46)%	(12.46)%	37.35%	8.54%	11.08%
Total return based on net asset value(2)	7.40%	(6.88)%	7.13%	0.88%	3.00%
Shares outstanding at end of period	7,055,100	7,055,100	7,061,941	7,055,100	7,061,941
Other data
Net assets at end of period (in thousands)	$102,967	$96,925	$104,602	$96,927	$104,602
Annualized ratio of operating expenses to average net assets	5.52%	5.11%	6.96%	5.51%	7.27%
Annualized ratio of operating income to average net assets	8.50%	1.68%	7.12%	1.82%	8.13%

(1)	Financial highlights as of March 31, 2006 and June 30, 2005 are based on 7,061,941 shares and 7,055,100 shares outstanding, respectively. We issued 6,841 shares pursuant to our dividend reinvestment plan on March 31, 2006.

(2)	Total return based on market value calculates the total return as a percentage for the period shown using the change in market price per share from the opening to the ending market price per share in each period assuming that dividends are reinvested in accordance with Prospect Energy’s dividend reinvestment plan. Total return based on net asset value calculates the total return as a percentage for the period shown using the change in net asset value per share from the opening to the ending net asset value per share in each period assuming that dividends are reinvested in accordance with Prospect Energy’s dividend reinvestment plan. The total return is not annualized.

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus supplement and in the accompanying prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occur, our business, financial condition and results of operations could be materially adversely affected, our net asset value and the trading price of our common stock could decline, and you could lose all or part of your investment.

Our portfolio investments have not been valued by our Board of Directors or independent valuation firm at June 30, 2006, and our net asset value may have changed significantly since our last independent valuation at March 31, 2006.

Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis based on input from our Investment Adviser, the audit committee of our Board of Directors and a third party independent valuation firm. The last such determination of fair value was as of March 31, 2006, and, while the Board of Directors will review our net asset value per share in connection with this offering, it will not have the benefit of input from the independent valuation firm when it does so. Moreover, our financial statements have not been audited by our independent registered public accounting firm since the period ended June 30, 2005. In the period since the independent valuation firm last conducted an evaluation of our investment portfolio, the fair value of individual investments in our portfolio and the aggregate fair value of our investments may have changed significantly. Subsequent to completion of this offering, our audit committee and Board of Directors expect to receive from the independent valuation firm an analysis of the valuation of our investment portfolio at June 30, 2006. Based in part on that analysis, as well as the analysis performed by the Investment Adviser and the Audit Committee, our Board of Directors will determine the fair value of our investments at June 30, 2006. All of these steps will occur after completion of this offering. If our Board of Directors determines that the fair value of our investment portfolio at June 30, 2006 was less than such fair value at March 31, 2006, then we will record unrealized loss on our investment portfolio and report a lower net asset value per share than is reflected in the Selected Condensed Financial Data and the financial statements included elsewhere in this prospectus supplement and the accompanying prospectus. If our board of directors determines that the fair value of our investment portfolio at June 30, 2006 was greater than such fair value at March 31, 2006, we will record unrealized gain on our investment portfolio and report a greater net asset value per share than so reflected elsewhere in this prospectus supplement and the accompanying prospectus. Upon publication of this information in connection with our announcement of operating results for our fiscal year ended June 30, 2006, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in this offering.

Potential writedowns or losses with respect to three portfolio investments that are on our credit “watch list,” or on other portfolio investments, existing and to be made in the future could adversely affect our results of operations, cash flows, dividend level, net asset value and stock price.

As of the date of this prospectus supplement, loans we have made to Unity Virginia Holdings LLC (“Unity”), Whymore Coal Company (“Whymore”) and Worcester Energy Partners, Inc. (“Worcester”) are on our credit “watch list” due to existing or potential payment and existing or potential covenant defaults under the contracts governing such investments. Unity has filed a voluntary bankruptcy petition under Chapter 11 of the US Bankruptcy Code and is currently in default under the contract governing the investment. Unity is in the process of liquidating its assets. Our security interest in Unity’s assets is a second priority lien, and the net proceeds from the sale or liquidation of Unity’s assets may not satisfy in full the debt owed to the holder of the first priority lien on Unity’s assets. Our lack of control over the liquidation of Unity’s assets, our second lien security position in such assets and the prospect that Unity’s assets have substantially decreased in value could result in our losing our entire investment in Unity. In addition, if the bankruptcy court were to set aside as preferential payments or we were otherwise deemed not to have recognized any amounts previously paid to us by Unity, our net investment income could be materially adversely affected. As of March 31, 2006, Unity was valued at $3.5 million, which represented 3.4% of the net asset value of the fund. Whymore and

Worcester have experienced liquidity problems, and the Investment Adviser believes both portfolio companies could continue to experience covenant and/or payment defaults under the contracts governing our investments in those companies. We have provided, and may in the future provide, additional capital to Whymore and Worcester to provide liquidity to those portfolio companies, to enable them to pay operating expenses, including debt service, and for capital expenditures. While we have a first priority security interest in the assets of both Whymore and Worcester, the net realizable value of such collateral may be substantially less than the balances outstanding on the loans to those entities. Moreover, either of those portfolio companies may fail to pay principal and/or interest on their outstanding debts to us. Upon further analysis of the values of these investments, we could determine that the fair value of these investments should be reduced substantially, possibly to zero. If any of these events were to occur, our results of operations and cash flows could be materially adversely affected, our net asset value could be substantially reduced, our dividend could be reduced or limited and the market price for our stock could be substantially adversely affected.

Risks Relating To Our Business And Structure

We are dependent upon Prospect Capital Management’s key management personnel for our future success.

We depend on the diligence, skill and network of business contacts of the senior management of Prospect Capital Management. We also depend, to a significant extent, on our Investment Adviser’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. For a description of the senior management team, see “Management.” The senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of Prospect Capital Management could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow.

Our Investment Adviser and its senior management have limited experience managing a business development company under the 1940 Act.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of privately held or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our Investment Adviser’s and its senior management’s limited experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, our investment strategies differ in some ways from those of other investment funds that have been managed in the past by our Investment Adviser’s investment professionals.

We are a relatively new company with limited operating history.

We were incorporated in April 2004 and have conducted investment operations since July 2004. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we may not achieve our investment objective and that the value of your investment in us could decline substantially or fall to zero. We completed our initial public offering on July 27, 2004. As of March 31, 2006, we continue to pursue our investment strategy and 89.5% of our net assets were then invested in energy companies, with the remainder invested in U.S. government and money market securities. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan.

In order to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire mezzanine loans or dividend-paying equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. See “Regulation — Qualifying Assets” in the accompanying prospectus. This result follows the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Exchange Act expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt securities would qualify as an eligible portfolio company.

We believe that the mezzanine loans and equity instruments that we have acquired and expect to continue to acquire should constitute qualifying assets because the privately held companies to which we lend do not, at the time of our investment, have outstanding marginable securities. Until the questions raised by the amendments to Regulation T have been clarified through SEC rulemaking or addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those mezzanine loans that are not investment grade, do not have a public secondary market, and are issued by a private issuer that does not have outstanding a class of margin eligible securities at the time of our investment. Likewise, we treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a private company that has no marginable securities outstanding at the time we purchase such securities.

To date, we do not believe that either the SEC or its staff has taken any position with respect to our analysis of the issues discussed above and neither the SEC or its staff has indicated that they concur with our analysis. We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

If there were a court ruling or regulatory decision that conflicts with our interpretations, we could lose our status as a business development company or be precluded from investing in the manner described in this prospectus, either of which would have a material adverse effect on our business, financial condition and results of operations. See “— Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital” in the accompanying prospectus. Such a ruling or decision also may require that we dispose of investments that we made based on our interpretation of Regulation T. Such dispositions could have a material adverse effect on us and our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss. See “— The lack of liquidity in our investments may adversely affect our business” in the accompanying prospectus.

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and Prospect Energy has been organized as a closed-end investment company since April 13, 2004. As such, each entity is subject to the business risks and uncertainties associated with any young business enterprise, including the limited experience in managing or operating a business development company under the 1940 Act. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on our Investment Adviser’s ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we grow, we and Prospect Capital

Management need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in middle market energy companies. We compete with other business development companies, public and private funds, commercial and investment banks and commercial financing companies. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas in which they have not traditionally invested, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities in middle-market companies has intensified, and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of existing and increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates that we offer. We believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional shares of common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

As a business development company regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in a rights offering to our stockholders or; if (1) our Board of Directors determines that such sale is in the Company’s best interests and our stockholders, (2) our stockholders approve the sale of our common stock at a price that is less than the current net asset value, and (3) the price at which our common stock is to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any sales load).

In addition, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to such subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. We would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses because the residual loans in which we do not sell interests may tend to be those that are riskier and more likely to generate losses.

If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

To maintain our qualification as a RIC under the Code, and obtain RIC tax treatment, we must meet certain source of income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we expect to use debt financing in the future, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax. To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Regulation — Senior securities” and “Material U.S. federal income tax considerations.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements, are included in our income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio may also include securities that do not pay some or all of their return in periodic current cash distributions.

The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See “Material U.S. federal income tax considerations — Taxation as a RIC” in the accompanying prospectus.

If we issue senior securities, including debt, you will be exposed to additional risks, including the typical risks associated with leverage.

•	You will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments or in our revenues would have a greater negative impact on the value of our common stock than if we did not use debt.

•	Our ability to pay dividends would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

•	It is likely that any debt we incur will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We and you will bear the cost of issuing and servicing our senior securities.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

We expect that a significant portion of our debt investments will bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income.

We need to raise additional capital to grow because we must distribute most of our income.

We need additional capital to repay borrowings under our revolving credit facility and to fund new investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our shareholders to maintain our RIC status. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments consist of securities of privately held or thinly traded public companies. The fair value of these securities is often not readily determinable. The determination of fair value, and thus the amount of unrealized gains or losses we may incur in any year, is to a degree subjective, and the Investment Advisor has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from our Investment Adviser, a third party independent valuation firm and our audit committee. Our Board of Directors utilizes the services of an independent valuation firm to assist in determining the fair value of any securities. Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings, cash flows and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate over short periods of time and may be based on estimates the assumptions underlying which are erroneous. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our Investment Adviser has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we acquire, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the seasonality of the energy industry, weather patterns, world events, changes in energy prices and general economic conditions. Several of these factors are outside our control. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Potential conflicts of interest could impact our investment returns.

Our executive officers and directors, and the executive officers of our Investment Adviser may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. It is possible that new investment opportunities that meet our investment objective may come to the attention of one these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management, and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

Prospect Capital Management receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a quarterly hurdle rate before providing an income incentive fee return to the Investment Adviser. To the extent we or Prospect Capital Management are able to exert influence over our portfolio companies, the income incentive fee may provide Prospect Capital Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another. If our Investment Adviser terminates its voluntary agreement to have the income incentive fee be subject to a fluctuating hurdle rate, the hurdle rate would be fixed. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that our Investment Adviser will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite shareholder approval under the 1940 Act, our Board of Directors may readjust the hurdle rate by amending the Investment Advisory Agreement.

The income incentive fee payable by Prospect Energy is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, our Investment Adviser is not required to reimburse us for any such income incentive fee payments. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for our Investment Adviser to the extent that it may encourage the Investment Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. In addition, the amount of the Investment Adviser’s compensation under the incentive fee, is due, in part to the amount of unrealized depreciation accrued by the Company.

We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name “Prospect Energy.” Under the license agreement, we have the right to use the “Prospect Energy” name for so long as Prospect Capital Management or one of its affiliates remains our Investment Adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the administration agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, changes in these laws or regulations could have a material adverse effect on our business. For additional information regarding the regulations we are subject to, see “Regulation” in the accompanying prospectus.

We may not be able to find an appropriate replacement chief compliance officer in the timeframe allotted by William E. Vastardis.

William E. Vastardis has resigned as chief compliance officer of Prospect Energy with a target effective date of July 31, 2006. Although Mr. Vastardis has stated he will continue for some time after July 31, 2006, there is a risk that the chief compliance officer position will remain vacant for a period of time if we do not find an appropriate chief compliance officer who will replace Mr. Vastardis. Mr. Vastardis will remain our chief financial officer.

Risks Related To Our Investments

We may not realize gains or income from our investments.

We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience.

Our portfolio is concentrated in a limited number of portfolio companies in the energy industry, which subjects us to a risk of significant loss if any of these companies defaults on its obligations under any of the securities that we hold or if the energy industry experiences a downturn.

As of July 28, 2006, we held investments in 15 portfolio companies. A consequence of this lack of diversification is that the aggregate returns we realize may be significantly adversely affected if a small number of such investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments are concentrated in relatively few portfolio companies. We estimate that, once we have invested substantially all of the net proceeds of this offering and fully utilized our credit facility, we will have invested in approximately 25 to 35 portfolio companies, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we concentrate on making investments in the energy industry and will invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in energy companies. As a result, a downturn in the energy industry could materially adversely affect us.

The energy industry is subject to many risks.

We concentrate our investments in the energy industry. Our definition of energy, as used in the context of the energy industry, is broad, and different sectors of the energy industry may be subject to various risks and economic pressures. As a result, it is difficult to anticipate the impact of changing economic and political conditions on our portfolio companies and, as a result, our financial results. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and dramatically due to any one or more of the following factors, among others:

•	Commodity Pricing Risk. While we generally do not invest in companies that accept completely unhedged commodity risk, energy companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas and wholesale electricity, especially for those who own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility. Currently, crude oil prices are near record high levels. Although we require adherence to strict risk controls, including appropriate commodity and other hedges, by each of our portfolio companies, some of our portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. For those companies that engage in such hedging transactions, they remain subject to market risks, including market liquidity and counterparty creditworthiness.

•	Regulatory Risk. The profitability of energy companies could be adversely affected by changes in the regulatory environment. The businesses of energy companies are heavily regulated by federal, state and local governments in diverse manners, such as the way in which energy assets are constructed, maintained and operated and the prices energy companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an energy process may be declared hazardous by a regulatory agency, which can unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil and criminal penalties as well as regulatory remediation, thus adding to the potential liability an energy company and its officers may face. In addition, the deregulation of energy markets and the unresolved regulatory issues related to some power markets such as California create uncertainty in the regulatory environment as rules and regulations may be adopted on a transitional basis. We cannot assure you that the deregulation of energy markets will continue and if it continues, whether its impact on energy companies’ profitability will be positive.

•	Production Risk. The profitability of energy companies may be materially impacted by the volume of crude oil, natural gas or other energy commodities available for transporting, processing, storing, distributing or power generation. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, OPEC actions or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends. In recent months, OPEC has announced changes in production quotas in response to changing market conditions, including near record high oil prices in the United States.

•	Demand Risk. A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

•	Depletion and Exploration Risk. A portion of any one energy company’s assets may be dedicated to natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a material adverse impact on such company’s ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be fully utilized at reasonable costs. Exploration of energy resources, especially of oil and gas, is inherently risky and requires large amounts of capital.

•	Weather Risk. Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power. This volatility may create fluctuations in earnings of energy companies.

•	Operational Risk. Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (for example, energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

•	Competition Risk. The progress in deregulating energy markets has created more competition in the energy industry. This competition is reflected in risks associated with marketing and selling energy in the evolving energy market and a competitor’s development of a lower-cost energy or power source, or of a lower cost means of operations, and other risks arising from competition.

•	Valuation Risk. Since mid-2001, excess power generation capacity in certain regions of the United States has caused substantial decreases in the market capitalization of many energy companies. While such prices have recovered to some extent, we can offer no assurance that such decreases in market capitalization will not recur, or that any future decreases in energy company valuations will be insubstantial or temporary in nature.

•	Terrorism Risk. Since the September 11th attacks, the United States government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices of natural gas and oil and could affect the market for products and services of energy companies. In addition, any future terrorist attack or armed conflict in the United States or elsewhere may undermine economic conditions in the United States in general.

•	Financing Risk. Some of our portfolio companies rely on the capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risks associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations with us.

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We invest in companies in the energy industry, most of which have relatively short or no operating histories. These companies are and will continue to be subject to all of the risks and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

In addition, investment in the middle market energy companies that we are targeting involves a number of other significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their equity securities or of any collateral with respect to debt securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment;

•	they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of our Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If our Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Our portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets and changes in the prices of their primary commodities and products. These factors also impact the amount of residential, industrial and commercial growth in the energy industry. Additionally, these factors could adversely impact the customer base and customer collections of our portfolio companies.

As a result, many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

We invest primarily in mezzanine debt and dividend-paying equity securities issued by our portfolio companies. Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior security holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company in which we invest. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt or preferred equity investors.

We may not be able to fully realize the value of the collateral securing our debt investments.

Although a substantial amount of our debt investments are protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

•	since our debt investments are primarily made in the form of mezzanine loans, our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral;

•	the collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan;

•	bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process;

•	our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

•	how effectively the collateral would be liquidated and the value received could be impaired or impeded by the need to obtain regulatory and contractual consents; and

•	by its nature, some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our incentive fee could induce Prospect Capital Management to make speculative investments.

The incentive fee payable by us to Prospect Capital Management may create an incentive for our Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. The use of leverage would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to Prospect Capital Management also could create an incentive for our Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash.

We have not yet identified all of the potential investments for our portfolio.

We have not yet identified all of the potential investments for our portfolio, and, thus, you will not be able to evaluate all of our potential investments prior to purchasing our common stock. This factor will increase the uncertainty, and thus the risk, of investing in our common stock.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although currently all of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may employ hedging techniques to mitigate certain risks, but it may not be possible to hedge fully or perfectly against such risks.

We may employ hedging techniques to minimize currency or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies.

Changes in interest rates may affect our cost of capital and net investment income.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of borrowed funds would increase, which would reduce our net investment income. We use a combination of short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. These risks are in addition to risks associated with fluctuating interest rates, which can adversely affect the interest income we are owed and that we must pay, in addition to the ability of portfolio companies to pay us, and our ability to pay our debt service and dividends, which could adversely affect us and our stock price. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

Risks Relating To Our Common Stock

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We have made and intend to continue to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Price Range of Common Stock and Distributions” in this prospectus supplement and “Distributions” in the accompanying prospectus.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. We are covered by the Maryland Business Combination Act (the “Business Combination Act”) to the extent such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the Business Combination Act, subject to prior approval of such business combination by our Board of Directors, including a majority of our directors who are not interested persons as defined in the 1940

Act. In addition, the Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. If the applicable board resolution is repealed or our Board of Directors does not otherwise approve a business combination, the Business Combination Act and the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additionally, under our charter, our Board of Directors is divided into three classes serving staggered terms and no director may be removed except for cause and upon vote of stockholders holding 66 2/3% of the shares of common stock entitled to vote on the election of directors. The inability to remove directors and the maintenance of a staggered board could discourage others from pursuing a merger or other change-of-control transaction. Our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our Company. These provisions may prevent any premiums being offered to you for shares of our common stock.

Investing in our common stocks may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	termination of the Investment Advisory Agreement with Prospect Capital Management, or departure of one or more of Prospect Capital Management’s key personnel;

•	operating performance of companies comparable to us;

•	changes in prevailing interest rates;

•	litigation matters;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from any offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of any offering of our common stock. We may use the net proceeds from the offering in ways with which you may not agree or for investments other than those contemplated at the time of the offering, unless such change in the use of proceeds is subject to stockholders’ approval or prohibited by law.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

As of July 19, 2006, we have 7,069,873 shares of common stock outstanding and will have over 12 million shares outstanding after this offering. Sales of substantial amounts of our common stock or the availability of such common stock for sale could adversely affect the prevailing market price for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of common stock should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and which could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including the risks, uncertainties and other factors we identify in “Risk Factors” in this prospectus supplement and the accompanying prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include, but are not limited to, those described or identified in “Risk Factors” in this prospectus supplement and “Risk Factors” in the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement.

PORTFOLIO COMPANIES

The following is a listing of our portfolio companies at June 30, 2006. Equity values are as of March 31, 2006. For any investments made after March 31, 2006, we have reflected investments at original cost.

The portfolio companies are presented in three categories. “Companies more than 25% owned” are portfolio companies in which we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act. “Companies owned 5% to 25%” are portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company and/or hold one or more seats on the portfolio company’s Board of Directors and, therefore, are deemed to be an affiliated person under the 1940 Act. “Companies less than 5% owned” are portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. As of June 30, 2006, we owned 100% of the fully diluted common equity of Gas Solutions Holdings, Inc., and 51% of the fully diluted common equity of Worcester Energy Partners, Inc. and certain of its affiliates and therefore have a controlling interest in each case. Excluding intermediary wholly owned holding companies, we have no other controlled or affiliated investments (although we are in discussions with Whymore Coal Company about assuming a controlling interest in that company). We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ Boards of Directors.

						Outstanding
	Nature of its	Title and Class			Equity	Principal
Name of Portfolio	Principal	of Securities	Collateral	Investment	Securities	Balance of
Company	Business (Location)	Held	Held	Structure	Held	all Loans
					(in millions)

Companies more than 25% owned

Gas Solutions Holdings, Inc.	Gas gathering and processing (Texas)	Subordinated secured debt and common equity	Second priority lien on substantially all assets, subject to first priority lien of senior lender, Citibank Texas, N.A.	Common shares; Subordinated secured note, 18.00% due 12/22/2011	$12.3	$18.4

Worcester Energy Partners, Inc.	Wood processing and biomass power generation (Maine)	Senior secured debt convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred stock, convertible, Series A; Senior secured note, 12.50% due 12/31/2012	—	17.0 (1)

Companies 5% to 25% owned

Arctic Acquisition Corp.	Coiled tubing and pressure pumping services (Texas)	Senior secured debt financing with warrants for common and preferred	First priority lien on substantially all assets	Warrants, common shares, expiring 7/19/2012; Warrants, preferred shares, expiring 7/19/2012; Senior secured note. 13.00% due 6/15/2009	1.0	8.1

Appalachian Energy Holdings, LLC	Energy construction services (West Virginia)	Senior secured debt, preferred equity with penny warrants	First priority lien on substantially all assets	Preferred shares; Warrants, preferred shares, expiring 2/14/2016; Warrants, common shares, expiring 2/14/2016; Senior secured note, 14.00% due 2/14/2011	0.4	2.8

Iron Horse Coiled Tubing, Inc.	Coiled tubing services (Alberta, Canada)	Senior secured debt and common stock	First priority lien on substantially all assets	Common shares; Senior secured note, 15.00% due 4/30/09	—	6.3

Advantage Oilfield Group, Ltd.	Pipeline and facility construction (Alberta, Canada)	Senior secured debt and common stock	First priority lien on substantially all assets	Common shares; Senior secured note, 15.00% due 5/30/09	—	16.5

Companies less than 5% owned

Miller Petroleum, Inc.	Oil and gas production (Tennessee)	Senior secured debt and warrants	N/A — loan repaid	Warrants, expiring 5/4/2010;	0.2	—

Whymore Coal Company	Coal production (Kentucky)	Senior secured debt and preferred equity	First priority lien on substantially all assets	Preferred shares, convertible, Series A; Senior secured note, 16.31% due 12/31/2010	0.1	7.4

						Outstanding
	Nature of its	Title and Class			Equity	Principal
Name of Portfolio	Principal	of Securities	Collateral	Investment	Securities	Balance of
Company	Business (Location)	Held	Held	Structure	Held	all Loans
					(in millions)

Stryker Energy II, LLC	Oil and gas production (Ohio)	Common shares, preferred shares and senior secured debt	First priority lien on substantially all assets	Common shares, Class A; Preferred shares, Class B; Senior secured note, 14.12% due 4/8/2010	1.5	13.1

Natural Gas Systems, Inc.	Oil and gas production (Texas)	Registered and unregistered common stock	N/A — loan repaid	Common shares	0.4	— (2)

Unity Virginia Holdings LLC	Coal mining (Virginia)	Secured subordinated debt	Second priority lien on substantially all assets, subject to first priority lien of senior lender, PlainsCapital Bank	Subordinated secured note, due 1/31/2009	—	3.5

Genesis Coal Company, LLC	Coal production (Kentucky)	Senior secured debt and preferred equity	First priority lien on substantially all assets including equipment, although Prospect’s lien on certain equipment is second to $600K loan by First Tennessee Bank	Warrants, preferred shares, expiring 1/31/2016; Senior secured note, 15.86% due 12/31/2010	—	6.7

Charlevoix Energy Trading, LLC	Natural gas marketing (Michigan)	Senior secured debt	First priority lien on substantially all assets	Net profits royalty interest, 10%; Senior secured note, 12.5% due 3/31/11	—	5.5

Central Illinois Energy, LLC	Ethanol (Illinois)	Senior secured debt	First priority lien on substantially all assets	Senior secured note, LIBOR + 10% due 3/31/14	—	8.0

Conquest Cherokee LLC	Oil and gas production (Tennessee)	Senior secured debt	First priority lien on substantially all assets	Overriding royalty interest, 5-10%; Senior secured note, 13.00% due 5/5/09	—	3.5

(1)	We have loaned Worcester Energy Partners, Inc. an additional $3.7 million since March 31, 2006. The outstanding principal balance of all loans to Worcester Energy Partners, Inc. was $13.3 million at March 31, 2006.

(2)	Since March 31, 2006 Natural Gas Systems, Inc. has repaid all loan balances. The outstanding principal balance of loans to Natural Gas Systems, Inc. was $4.7 million at March 31, 2006.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We have paid and intend to continue to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our Board of Directors.

In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of

•	98% of our ordinary income for the calendar year,

•	98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

•	any ordinary income and net capital gains for preceding years that were not distributed during such years.

In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends payable to stockholders will be automatically reinvested in additional shares of our common stock, unless they (or the brokers holding their shares) specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. To the extent prudent and practicable, we intend to declare and pay dividends on a quarterly basis.

Income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies has been treated as taxable income and, accordingly, distributed to shareholders. From our initial public offering through March 31, 2006, we have distributed approximately 103% of our taxable income to our stockholders. For the fiscal year ended June 30, 2006, we declared total dividends of $7.8 million.

Tax characteristics of all dividends will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the calendar year. Our ability to pay dividends could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

Our common stock is quoted on the NASDAQ Global Market under the symbol “PSEC.” The following table sets forth, for the periods indicated, our net asset value per share of common stock and the high and low closing prices per share of our common stock as reported on the NASDAQ Global Market. Our common stock historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

					Premium	Premium
Twelve Months Ended			Stock Price		(Discount) of	(Discount) of Low	Dividend
June 30, 2005	NAV(1)		High	Low	High to NAV	to NAV	Declared

First quarter	$13.67		15.45	$14.42	13.0%	5.5%	—
Second quarter	13.74		15.15	11.63	10.3%	(15.4)%	$0.10
Third quarter	13.74		13.72	10.61	(0.2)%	(22.8)%	0.125
Fourth quarter	14.59		13.47	12.27	(7.7)%	(15.9)%	0.15

Twelve Months Ended June 30, 2006

First quarter	$14.60		$13.60	$11.06	(6.9)%	(24.3)%	$0.20
Second quarter	14.69		15.46	12.84	5.2%	(12.6)%	0.28
Third quarter	14.81		16.64	16.64	12.4%	1.3%	0.30
Fourth quarter	—	(2)	17.07	15.83	—	—	0.34

Twelve Months Ending June 30, 2007

First quarter (through August 10, 2006)	—	(2)	$16.77	$15.30	—	—	$0.38	(3)

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Net asset value has not yet been determined as of June 30, 2006 or for any day thereafter.

(3)	On July 31, 2006 our Board of Directors declared a quarterly dividend of $0.38 for the first fiscal quarter 2007, payable September 29, 2006 to stockholders of record on September 22, 2006.

On August 10, 2006, the last reported sales price of our common stock was $15.30 per share. As of August 3, 2006, we had approximately 5,479 stockholders of record.

USE OF PROCEEDS

The net proceeds from the sale of 4,971,000 shares of our common stock in this offering are $71,715,340 ($82,557,091 if the underwriters exercise their over-allotment option in full) after deducting underwriting discounts of $3,777,960 (or $4,344,654 if the underwriters exercise their over-allotment option in full) and estimated offering expenses of approximately $563,000 payable by us.

We expect to use approximately $29.3 million of the net proceeds of this offering to repay borrowings under our credit facility. Such borrowings bear interest at (i) LIBOR plus the applicable spread at such time, or (ii) the greater of the lender prime rate or the federal funds effective rate plus the applicable spread at such time. Our credit facility matures on July 19, 2007, subject to our lender’s option to extend the facility for an additional two years at the end of the initial term. We expect such repayment will occur within two business days after the closing of this offering. Once repaid, we expect the entire amount of our credit facility to be available to fund additional investments. We expect to use the remainder of the net proceeds to fund investments from our investment pipeline and for general corporate purposes.

CAPITALIZATION

The following table sets forth (1) our actual capitalization at March 31, 2006 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering, after deducting the underwriting discounts and commissions and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our balance sheet included in the accompanying prospectus.

	As of March 31, 2006
	Actual	As Adjusted(1)
	(unaudited, in thousands)

Cash and equivalents	$1,060	$72,775	(2)

Long-term debt, including current maturities
Borrowings under senior credit facility	$—	$—	(2)
Amount owed to affiliate	608	608

Total long-term debt	608	608
Stockholders’ equity:
Common stock, par value $.001 per share; 100,000,000 shares authorized, 7,061,941 shares outstanding, actual; 12,040,873 shares outstanding, as adjusted	7	12
Capital in excess of par value	97,136	168,846
Distributions in excess of net investment income	(275)	(275)
Net unrealized appreciation	7,734	7,734

Total stockholders’ equity	$104,602	$176,317

Total capitalization	$105,210	$176,925

(1)	Does not include shares issuable upon exercise of the underwriters’ over-allotment option.

(2)	The above table reflects no debt outstanding as of March 31, 2006. However, as of July 26, 2006, we had $29.3 million outstanding under the HSH credit facility. A portion of the proceeds from the sale of our common stock in this offering will be used to repay all amounts outstanding under the HSH credit facility.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of six directors, four of whom are not “interested persons” of Prospect Energy as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualified, or until their earlier removal or resignation.

Board Of Directors And Executive Officers

Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

Directors and Executive Officers

Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Energy Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent Directors

Number of
	Position(s)	Term of		Portfolios in	Other
	Held	Office(1) and		Fund Complex	Directorships
	with the	Length of	Principal Occupation(s)	Overseen by	Held by
Name and Age	Company	Time Served	During Past 5 Years	Director	Director(2)

Michael E. Basham, 56	Director	June 2004 to present	Executive Vice President of Finance and Planning of Howard Energy Co., Inc.	One	None
Robert A. Davidson, 48	Director	June 2004 to present	Chief Executive Officer, Chief Investment Officer and President of Longwood Investment Advisers, a small-cap and mid-cap money manager, which he co-founded in 1991.	One	None
William J. Gremp, Jr., 64(3)	Director	July 2006 to present	Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated since 1999.	One	None
Walter V. E. Parker, 59	Director	June 2004 to present	Executive Director of the Greenwich Land Trust, Inc., a not-for-profit organization focused on the preservation of open space since January 2005. From 1999 to 2004, Mr. Parker served as the founding principal of the Sippican Group LLC, a financial advisory firm.	One	None

(footnotes on next page)

Interested Directors

Number of
		Term of		Portfolios in	Other
	Position(s) Held	Office(1) and		Fund Complex	Directorships
	with the	Length of	Principal Occupation(s)	Overseen by	Held by
Name and Age	Company	Time Served	During Past 5 Years	Director	Director(2)

John F. Barry III(4) 54	Director, Chairman of the Board of Directors and Chief Executive Officer	April 2004 to present	Chairman and Chief Executive Officer of Prospect Energy, Managing Director of Prospect since 1990; Chairman of the Investment Committee of Prospect Capital Management.	One	None
M. Grier Eliasek(4) 33	Director, President and Chief Operating Officer	June 2004 to present	President and Chief Operating Officer of Prospect Energy, Managing Director of Prospect since 1999; Senior Professional of Prospect Capital Management.	One	None

(1)	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Parker and Mr. Davidson are Class I directors with terms that will expire in 2008, Mr. Eliasek and Mr. Basham are Class II directors with terms that will expire in 2006 and Mr. Barry and Mr. Gremp are Class III directors with terms that will expire in 2007.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	On July 17, 2006, our Board of Directors elected Mr. Gremp to our Board.

(4)	Messrs. Barry and Eliasek are each considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and having a relationship with the Investment Adviser.

Information about Executive Officers who are not Directors

	Position(s) Held	Term of Office
	with the	and Length of
Name and Age	Company	Time Served	Principal Occupation(s) During Past Five Years

William E. Vastardis, 50	Chief Compliance Officer, Chief Financial Officer, Treasurer and Secretary	January 2005 to present as Chief Compliance Officer and April 2005 to present as Chief Financial Officer	Mr. Vastardis is a founder and President of Vastardis Fund Services (formerly, “EOS Fund Services LLC”) (“Vastardis”) and of Vastardis Compliance Services LLC (formerly, EOS Compliance Services LLC) (“Vastardis Compliance‘). Mr. Vastardis founded Vastardis in 2003 and Vastardis Compliance in June 2004. Vastardis Compliance performs chief compliance officer services for various registered investment companies and registered investment advisers. Prior to founding Vastardis, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of Managing Director at the renamed Investors Capital Services until he departed in 2003 to found Vastardis.

Independent Directors

Michael E. Basham.  Mr. Basham has 34 years of experience in the energy and finance industries. Mr. Basham currently serves as executive vice president for finance and planning for Howard Energy & Co., Inc., a privately held energy company that has made both domestic and international energy investments in the oil and gas exploration, natural gas marketing and storage, energy services, hydroelectric power generation, and drilling services industries. Prior to joining Howard Energy in 1999, Mr. Basham served as a principal in the consulting practice of Ernst & Young from 1996 to 1999. From 1994 to 1996, Mr. Basham, served as an executive vice president with First Fidelity Bank. From 1991 to 1994, Mr. Basham was a managing director at Shearson Smith Barney, now owned by Citigroup, where he headed up the Privatization investment banking group and the International division. From 1989 to 1991, Mr. Basham served as Deputy Assistant Secretary and Acting Assistant Secretary of the United States Treasury. From 1987 to 1989, Mr. Basham worked as a senior professional at Wertheim Schroder, an investment bank. From 1982 to 1986, Mr. Basham founded and served as chief executive officer of Norden Capital, an investment management firm. From 1972 to 1982, Mr. Basham served in various roles, including vice president of the investment division and manager of fixed income, trading, and sales, for South Carolina National Bank. Mr. Basham received a Bachelor of Science degree from the University of Southern Mississippi, and received an MBA from the University of South Carolina.

Robert A. Davidson.  Mr. Davidson has 25 years of experience in the investment management industry. Mr. Davidson currently serves as chief executive officer, chief investment officer and president of Longwood Investment Advisers, a small-cap and mid-cap money manager, with approximately $1 billion of assets under management, which he co-founded in 1991. From 1984 to 1991, Mr. Davidson served as vice president, portfolio manager, and analyst at Essex Investment Management Company, where his responsibilities included research, valuation, investments, and disposals of a broad range of securities for various Essex funds. While at Essex, Mr. Davidson managed approximately $200 million and was a member of the investment committee managing the Essex Hedge Fund. From 1981 to 1984, Mr. Davidson served as an options portfolio manager and analyst with Keystone Custodian Funds, with a specialty in energy, environmental control systems, and communications. Mr. Davidson is a Chartered Financial Analyst (CFA), and he received a Bachelor of Arts in Economics and Business from Colby College.

William J. Gremp.  Mr. Gremp’s career as an investment banker, with over 30 years of corporate finance experience in originating and executing transactions and advisory assignments for energy and utility related clients, has spanned years of significant change in the energy industry. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., where he was responsible for the origination, delivery and successful implementation of all corporate finance and investment banking products and services to the utility and energy industries. He advised clients on corporate strategy, project financing, mergers and acquisitions and equity and lease finance. From 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. From 1965 to 1970, Mr. Gremp served in roles at the United States Army, the Mobil Oil Corporation and a New York management consulting firm. Mr. Gremp received his MBA from New York University and his Bachelor of Science degree from the University of Minnesota.

Walter V. E. Parker.  Mr. Parker has 35 years of experience in the energy and finance industries. Mr. Parker currently serves as executive director of the Greenwich Land Trust, Inc., a not for profit organization focused on the preservation of open space since January 2005. From 1999 to 2004, Mr. Parker served as a founding principal in the Sippican Group, LLC, a financial advisory firm. While at Sippican, he advised clients on business development, and financial matters. From 2000 to 2001, Mr. Parker served as interim chief operating officer of Avienda Technologies, Inc. From 1997 to 1999, Mr. Parker served as managing director of Claymore Partners, Inc., a long-standing financial advisory firm addressing the needs of troubled businesses. From 1993 to 1997, Mr. Parker served as a subsidiary board member and the credit officer at Parrish Leasing and Finance Corporation, a joint venture with the Travelers Group focused on large-scale project-based and asset-based transactions. From 1991 to 1993, Mr. Parker served as vice president and senior credit officer of the Corporate Finance Division for Xerox Credit, Inc., which provided project finance, equipment leasing, high-yield corporate debt, secured loans, and real estate financing to a diverse group of US and international companies, including energy companies. Mr. Parker received Xerox’s President’s Award for timely achievement of liquidity and value enhancement goals. From 1989 to 1991, Mr. Parker was a vice president for the Project and Lease Finance Group of Kidder Peabody & Co., where he focused on energy transactions. From 1971 to 1989, Mr. Parker served in several roles, including as a senior credit officer, at Manufacturers Hanover Trust Company and the United States Trust Company of New York. Mr. Parker is a graduate of the Xerox Advanced Management School and the American Management Association’s Time Based Accounting series. Mr. Parker received his MBA from Columbia University, where he received honors ratings for course work in banking and finance, and his Bachelor of Arts degree from Colgate University.

Interested Directors

John F. Barry III.  Mr. Barry is Chairman and Chief Executive Officer of Prospect Energy and is majority owner of Prospect Capital Management and Managing Director of Prospect Administration. Mr. Barry is chairman of Prospect’s investment committee and has been an officer of Prospect since 1990. In addition to overseeing Prospect, Mr. Barry has served on the boards of directors of twelve private and public Prospect portfolio companies. Mr. Barry has served on the board of advisors of USEC Inc., a publicly traded energy company. Mr. Barry has served as chairman and chief executive officer of Bondnet Trading Systems. From 1988 to 1989, Mr. Barry managed the investment bank of L.F. Rothschild & Company, focusing on private equity and debt financings for energy and other companies. From 1983 to 1988, Mr. Barry was a senior investment and merchant banker at Merrill Lynch & Co., where he was a founding member of the project finance group, executing more than $4 billion in energy and other financings. From 1979 to 1983, Mr. Barry was a corporate securities attorney at Davis Polk & Wardwell, where he advised energy companies and their commercial and investment bankers. From 1978 to 1979, Mr. Barry served as law clerk to Circuit Judge, formerly Chief Judge, J.

Edward Lumbard of the U.S. Court of Appeals for the Second Circuit in New York City. Mr. Barry is Chairman of the Board of Directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry received his JD cum laude from Harvard Law School, where he was an editor of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

M. Grier Eliasek.  Mr. Eliasek is president and chief operating officer of Prospect Energy and a managing director of Prospect Capital Management and Prospect Administration. At Prospect Energy, Mr. Eliasek is responsible for various administrative and investment management functions and leads and supervises other Prospect professionals in origination and assessment of investments. Mr. Eliasek has served as a senior investment professional at Prospect since 1999. Prior to joining Prospect, Mr. Eliasek assisted the chief financial officer of Amazon.com in 1999 in corporate strategy, customer acquisition, and new product launches. From 1995 to 1998, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries. At Bain, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations and improved operational performance. Mr. Eliasek received his MBA from Harvard Business School. Mr. Eliasek received his Bachelor of Science in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Executive Officer

William E. Vastardis.  Mr. Vastardis is chief compliance officer, chief financial officer, treasurer and secretary of Prospect Energy. Mr. Vastardis has resigned as chief compliance officer effective July 31, 2006. Mr. Vastardis is a founder and president of Vastardis and of Vastardis Compliance. Vastardis serves as the Company’s sub-administrator. Mr. Vastardis founded Vastardis in August 2003 and Vastardis Compliance in June 2004. Vastardis Compliance performs chief compliance officer services for various registered investment companies and registered Investment Advisers. Prior to founding Vastardis, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of managing director at the renamed Investors Capital Services until he departed in 2003 to found Vastardis.

UNDERWRITING

Subject to the terms and conditions of an underwriting agreement dated August 10, 2006, the underwriters named below, acting through Morgan Keegan & Company, Inc. as lead manager, and Ferris, Baker Watts, Incorporated, Oppenheimer & Co. Inc., D.A. Davidson & Co. and Sterne, Agee & Leach, Inc. as their representatives, have severally agreed to purchase from us the number of shares of common stock indicated in the following table.

Underwriters	Number of Shares

Morgan Keegan & Company, Inc.	2,336,370
Ferris, Baker Watts, Incorporated	994,200
Oppenheimer & Co. Inc.	994,200
D.A. Davidson & Co.	497,100
Sterne, Agee & Leach, Inc.	149,130

Total	4,971,000

The underwriting agreement provides that the obligations of the underwriters are subject to approval of certain legal matters by counsel, delivery of customary closing certificates and to certain other conditions. The underwriters are obligated to purchase all of the shares of common stock listed in the table above if any of these shares are purchased.

The underwriters propose to offer shares of our common stock directly to the public at the public offering price set forth on the cover page of this prospectus supplement. Any shares sold by the underwriters to securities dealers will be sold at the public offering price less a selling concession not to exceed $.45 per share. The underwriters may allow, and these selected dealers may re-allow, a concession of not more than $.10 per share to other brokers and dealers.

This offering will conform with the requirements set forth in Rule 2810 of the Conduct Rules of the National Association of Securities Dealers, Inc., or “NASD.”

Other than in the United States, no action has been taken by us or by the underwriters that would permit a public offering of the shares of common stock included in this offering in any jurisdiction where action for that purpose is required. The shares of common stock included in this offering may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sales of any shares of common stock be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons who receive this prospectus supplement are advised to inform themselves about and to observe any restrictions relating to this offering of shares of our common stock and the distribution of this prospectus supplement. This prospectus supplement is not an offer to sell nor a solicitation of any offer to buy any shares of our common stock included in this offering in any jurisdiction where that would not be permitted or legal.

The representatives of the underwriters have advised us that the underwriters do not intend to confirm sales to any account over which they exercise discretionary authority.

Underwriting Discount and Expenses

The following table summarizes the underwriting discount to be paid to the underwriters by us.

		Total without	Total with
	Per Share	Over-allotment	Over-allotment

Underwriting discount to be paid to the underwriters by us	$0.76	$3,777,960	$4,344,654

In no event will the maximum discount to be received by any NASD member in connection with this offering exceed 10%. The maximum reimbursement to any NASD member for bona fide due diligence expenses incurred in connection with this offering will not exceed .5%. We will pay all expenses of the offering that we incur. We estimate that our total expenses for this offering, excluding the underwriting discount, will be approximately $563,000.

Over-allotment Option

We have granted to the underwriters an option, exercisable not later than 30 days after the date of this prospectus supplement, to purchase up to 745,650 additional shares of our common stock at the public offering price, less the underwriting discount, set forth on the cover page of this prospectus supplement. The underwriters may exercise the option solely to cover over-allotments, if any, made in connection with this offering. To the extent that the underwriters exercise the option, each underwriter will become obligated, as long as the conditions of the underwriting agreement are satisfied, to purchase a number of additional shares of common stock approximately proportionate to that underwriter’s initial commitment as indicated in the table above. We will be obligated, pursuant to the option, to sell these additional shares of common stock to the underwriters to the extent the option is exercised. If any additional shares of common stock are purchased pursuant to the option, the underwriters will offer the additional shares on the same terms as those on which the other shares are being offered hereby.

Passive Market Making Pursuant to Regulation M

In connection with this transaction, certain of the underwriters (and selling group members) may engage in passive market making transactions in the common stock on the NASDAQ Global Market, prior to the pricing and completion of this offering. Passive market making is permitted by SEC Regulation M and consists of displaying bids on the NASDAQ Global Market no higher than the bid prices of independent market makers and making purchases at prices no higher than these independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the common stock during a specified period and must be discontinued when such limit is reached. Passive market making may cause the price of the common stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions.

Indemnification

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of any of these liabilities.

Stabilization, Short Positions and Penalty Bids

The underwriters may engage in over-allotment, syndicate covering transactions, stabilizing transactions and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of our common stock:

•	Over-allotment involves sales by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase pursuant to the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriters may close out any short position by either exercising their over-allotment option, in whole or in part, or purchasing shares in the open market.

•	Syndicate covering transactions involve purchases of our common stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over-allotment option, resulting in a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•	Stabilizing transactions consist of various bids for or purchases of common stock in the open market prior to completion of the offering.

•	Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the common stock originally sold by the syndicate member is purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

•	These syndicate covering transactions, stabilizing transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the NASDAQ Global Market or otherwise and, if commenced, may be discontinued at any time.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effort that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these stabilizing transactions or that any transaction, once commenced, will not be discontinued without notice.

Lock-Up Provisions

Except for the shares of our common stock offered hereby and shares of common stock issuable under our dividend reinvestment plan, we and our directors and executive officers, individually, have agreed that, for a period of 90 days from the date of this prospectus supplement, we will not, without the prior written consent of Morgan Keegan & Company, Inc. (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of our common stock or any securities convertible into or exerciseable or exchangeable for our common stock or file any registration statement under the Securities Act of 1933 with respect to any of the above or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the risk of owning our common stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of our common stock or such other securities, in cash or otherwise.

Other Relationships

Certain of the underwriters and their affiliates have provided in the past to us, and may from time to time in the future provide, certain commercial banking, financial advisory, investment banking and other services, for which they will be entitled to receive separate fees. The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us or our portfolio companies in the ordinary course of business.

The addresses of the representatives are:  Morgan Keegan & Company, Inc., 50 N. Front Street, 19th Floor, Memphis, Tennessee, 38103; Ferris, Baker Watts, Incorporated, 100 Light Street, Baltimore, Maryland 21202; Oppenheimer & Co. Inc., 125 Broad Street, New York, New York 10004; D.A. Davidson & Co., Z Centerpointe, Suite 400, Lake Oswego, Oregon 97035; and Sterne, Agee & Leach, Inc., 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209.

LEGAL MATTERS

Certain legal matters regarding the common stock offered hereby will be passed upon for Prospect Energy by Clifford Chance US LLP, New York, New York, and Venable LLP as special Maryland counsel. Clifford Chance US LLP also represents Prospect Capital Management. The validity of the shares of common stock offered hereby will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman LLP is the independent registered public accounting firm for Prospect Energy.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our common stock offered by this prospectus supplement. The registration statement contains additional information about us and the common stock being registered by this prospectus supplement. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2005, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: public info@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and, if given or made, such information or representations must not be relied upon as having been authorized by us or the underwriters. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

Prospectus dated August 10, 2006

$300,000,000

Prospect Energy Corporation

Common Stock
Preferred Stock
Warrants
Debt Securities

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, (collectively, the “Securities”) to provide us with funds to repay outstanding debt and to acquire investments that we reasonably believe are in our acquisition pipeline. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ National Market under the symbol “PSEC.” As of July 31, 2006, the last reported sales price for our common stock was $16.21.

Prospect Energy Corporation (“Prospect Energy” or the “Company”) is a financial services company that lends to and invests in middle market privately held or thinly traded public companies in the energy industry.

The Company, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is a non-diversified investment company within the meaning of the 1940 Act.

Prospect Capital Management, LLC manages our investments and Prospect Administration, LLC provides the administrative services necessary for us to operate.

Investing in our Securities involves a heightened risk of total loss of investment and is subject to risks. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in “Risk Factors” on page 10 of this prospectus. Please read this prospectus before you invest and keep it for future reference. The prospectus sets forth concisely the information about Prospect Energy that a prospective investor ought to know before investing and should be retained for future reference. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the U.S. Securities and Exchange Commission, or the “SEC,” annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934, or the “Exchange Act.” This information and the information specifically regarding how we voted proxies, if any, relating to portfolio securities for the period ended June 30, 2005, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Available Information” and the section under the heading “Risk Factors” before you make an investment decision.

No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by us or the underwriters. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Information contained or incorporated by reference in this prospectus may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.

The terms “we,” “us,” “our,” “Company” and “Prospect Energy” refer to Prospect Energy Corporation; “Prospect Capital Management” or the “Investment Adviser” refers to Prospect Capital Management, LLC; “Prospect Administration” or the “Administrator” refers to Prospect Administration, LLC; and “Prospect” refers to Prospect Capital Management, LLC, its affiliates and its predecessor companies.

The Company

Prospect Energy is a financial services company that lends to and invests in middle market privately held or thinly traded public companies in the energy industry.

We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act, and we are a non-diversified company within the meaning of the 1940 Act.

The Investment Adviser

Prospect Capital Management, an affiliate of Prospect Energy, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the “Advisers Act,” since March 31, 2004. Under an investment advisory agreement between the Company and Prospect Capital Management (the “Investment Advisory Agreement”), we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities) as well as a two-part incentive fee based on our performance. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

The Offering

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our Securities to provide us with funds to repay outstanding debt and to acquire investments that we reasonably believe are in our acquisition pipeline. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, to new stockholders, via an optional cash purchase or designated offeree program, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our

Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investments in securities, repayment of indebtedness, acquisitions and other general corporate purposes. Pending these uses, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Distributions	We have paid quarterly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the quarterly dividends is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. See “Price Range of Common Stock” and “Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Taxation	We have qualified and elected to be treated for federal income tax purposes as a regulated investment company, or “RIC.” As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must maintain specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions” and “Material U.S. federal income tax considerations.”

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, when we declare a dividend, the dividends to stockholders are automatically reinvested in additional shares of our common stock, unless stockholders specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend reinvestment plan.”

The NASDAQ National Market Symbol	PSEC

Anti-takeover provisions	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of our capital stock.”

Management arrangements	Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator and has engaged Vastardis Fund Services, LLC (formerly, EOS Fund Services LLC, “Vastardis”), as sub-administrator. For a description of Prospect Capital Management, Prospect Administration, Vastardis and our contractual arrangements with these companies, see “Management — Investment Advisory Agreement,” and “— Administration Agreement.”

Risk factors	Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. In addition, investment in our Securities involves certain risks relating to investing in the energy sector, including but not limited to risks associated with commodity pricing, regulation, production, demand, depletion and expiration, weather, and valuation. We have a limited operating history upon which you can evaluate our business. In addition, as a business development company, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under Subchapter M of the Internal Revenue Code of 1986, or the “Code,” on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” beginning on page 10 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution	We may offer, from time to time, up to $300,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering, which may include a rights offering or via an optional cash purchase or designated offeree program. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see “Plan of Distribution.”

Fees and Expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The table is based on our net assets at March 31, 2006 and assumes that we have borrowed all $30 million available under our line of credit on that date and used the contractual fee due to the Investment Adviser. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Prospect Energy,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Prospect Energy.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)			5.50%
Offering expenses borne by us (as a percentage of offering price)(2)			1.32%
Dividend reinvestment plan expenses(3)			None
Total stockholder transaction expenses (as a percentage of offering price)(4)			6.82%
Annual expenses (as a percentage of net assets attributable to common stock)*:
Base management fee	2.60	%(5)
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	2.04	%(6)
Total management fees			4.64%
Interest payments on borrowed funds			2.58	%(7)
Other expenses			1.96	%(8)
Total annual expenses (estimated)			9.18	%(6)(8)(9)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$162	$338	$499	$843

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under the Investment Advisory Agreement would be zero at the 5% annual return assumption, as required by the SEC for this table, since no incentive fee is paid until the annual return exceeds 7%; however, the income incentive fee currently being earned is nevertheless used to aggregate total expenses in the example as if the annual return were at the level recently achieved, which is higher than 5%, in accordance with SEC requirements. Accordingly, the resulting calculations overstate expenses at the 5% annual return as these calculations do not reflect the provisions of the Investment Advisory Agreement as it would actually be applied in the case of a 5% annual return. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend reinvestment plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

*	Net assets attributable to our common stock equal net assets (i.e., total assets less liabilities other than liabilities for money borrowed for investment purposes) at March 31, 2006.

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	Our base management fee is 2.00% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities). Assuming that we have borrowed $30 million, the 2.00% management fee of gross assets equals 2.60% of net assets. See “Management — Investment Advisory Agreement” and footnote 6 below.

(6)	We expect to invest all of the net proceeds from securities registered under the registration statement of which this prospectus is a part within three years or less of the date of the initial registration and may have capital gains and interest income that could result in the payment of an incentive fee to our Investment Adviser in the first year after completion of this offering. However, the incentive fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain goals. In the chart above, we have assumed our pre-incentive fee net investment income is an amount equal to 10.20% of our net assets. The incentive fee consists of two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. In April 2006, we paid an incentive fee of $531,489 (see calculation below). We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. Our Investment Adviser has voluntarily agreed that, for each fiscal quarter after January 1, 2005, the quarterly hurdle rate will be equal to the greater of (a) 1.75% and (b) a percentage equal to (i) the sum of the daily average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus (ii) 0.50%. Our Investment Adviser may terminate this voluntary agreement at any time upon 90 days’ prior notice. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide our Investment Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 5 above). The second part of the incentive fee, the capital gains incentive fee, will equal 20% of our realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation.

Examples of how the incentive fee is calculated are as follows:

Assuming pre-incentive fee net investment income of 0.55%, there would be no income incentive fee because such income would not exceed the hurdle rate of 1.75%.

Assuming pre-incentive fee net investment income of 2.00%, the income incentive fee would be as follows:
= 100% × (2.00% − 1.75%)
= 0.25%

Assuming pre-incentive fee net investment income of 2.30%, the income incentive fee would be as follows:
= (100% × (“catch-up”: 2.1875% − 1.75%)) + (20% × (2.30% − 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains incentive fee would be as follows:
= 20% × (6% − 1%)
= 20% × 5%
= 1%

The following is a calculation of the most recently paid Incentive fee of $531,489 in April 2006:

Prior Quarter Net Asset Value	$105,363,891
Quarterly Hurdle Rate	1.7500	%**

Current Quarter Hurdle	$1,843,868

125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$2,304,835

Current Quarter Pre Incentive Fee Net Investment Income	$2,657,446

Incentive Fee — “Catch-Up”	$460,967
Incentive Fee — 20% in excess of 125% of the Current Quarter Hurdle	$70,522

Total Current Quarter Incentive Fee	$531,489

**	Please note that the quoted treasury rate plus 0.50% was 1.5575%, therefore the quarterly hurdle rate of 1.75% was used.

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Investment Advisory Agreement.”

(7)	We may borrow additional money before and after the proceeds of an offering are substantially invested, but, in general, will utilize debt to the maximum extent reasonably possible before issuing equity. We currently have approximately $30 million outstanding under our credit facility, which has a one year term expiring July 19, 2007, subject to our lender’s option to extend the credit facility for an additional two years. For more information, see “Risk Factors — Changes in interest rates may affect our cost of capital and net investment income” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources, Capital Raising Activities”. The table above assumes that we have borrowed $30 million under our credit facility, which is the approximate amount currently outstanding. If we borrow amounts in excess of $30 million (up to $50 million) following an offering, our base management fee, as a percentage of net assets attributable to common stock, is likely to increase from the percentage shown in the table above, as borrowings are likely to represent a larger proportion of our overall assets. The table below shows our estimated annual expenses as a percentage of net assets attributable to common stock, assuming that we did not borrow any money.

Base management fee	2.03%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	2.04%
Interest payments on borrowed funds	None
Other expenses	1.96%
Total annual expenses (estimated)	6.03%

(8)	“Other expenses” is based on an estimate of expenses during the current fiscal year representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the administration agreement. “Other expenses” does not include non-recurring expenses. See “Management — Administration Agreement.”

(9)	Total annual expenses as a percentage of net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the SEC to be calculated as a percentage of net assets, rather than the total assets including assets that have been funded with borrowed monies. If the total annual expense percentage were calculated as a percentage of total assets, our total annual expenses would be 7.06% of total assets.

SELECTED CONDENSED FINANCIAL DATA
(in thousands)

You should read the condensed financial information below with the Financial Statements and Notes thereto included in this prospectus. Financial information for the twelve months ended June 30, 2005 has been derived from the audited financial statements for that period. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results for the three and nine months ended March 31, 2006 are not necessarily indicative of the results that may be expected for the year ending June 30, 2006. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 25 for more information.

						For the
						Period from
	Three	Three	Nine	Nine	Twelve	April 13, 2004
	Months	Months	Months	Months	Months	(Inception)
	Ended	Ended	Ended	Ended	Ended	Through
	March 31,	March 31,	March 31,	March 31,	June 30,	June 30,
	2006	2005	2006	2005	2005	2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Investment income
Interest income	$1,704	$437	$4,569	$887	$1,882	$—
Interest income, controlled entities	1,309	828	3,316	1,876	2,704	—
Dividend income	90	10	450	24	284	—
Dividend income, controlled entities	850	500	2,249	2,200	3,151	—
Other income	73	13	487	13	72	—

Total investment income	4,026	1,788	11,071	5,000	8,093

Operating expenses
Investment advisory fees
Base management fee	521	485	1,554	1,317	1,808
Income incentive fee	533	—	1,041	—	—

Total Investment advisory fees	1,054	485	2,595	1,317	1,808	—

Interest expense and credit facility costs	12	—	12	—	—	—
Administration costs	82	126	225	295	266	—
Legal fees	390	481	1,501	1,537	2,575	—
Valuation services	45	18	132	18	42	—
Other professional fees	85	75	313	163	230	—
Insurance expense	85	89	269	237	325	—
Directors’ fees	55	55	165	147	220	—
Organizational costs	—	—	—	—	25	100
General and administrative expenses	92	15	277	48	191	—

Total operating expenses	1,900	1,344	5,489	3,762	5,682	100

Net investment income (loss)	2,126	444	5,582	1,238	2,411	(100)

Net realized loss	1	—	(18)	—	(2)	—
Net unrealized appreciation (depreciation)	828	414	1,392	414	6,342	—

Net increase (decrease) in stockholders’ equity resulting from operations	$2,955	$858	$6,956	$1,652	$8,751	$(100)

Basic and diluted net increase (decrease) in stockholders equity per common share resulting from operations	$0.42	0.12	$0.99	$0.23	$1.24	$ N/A

The following is a schedule of financial highlights for the periods indicated below:

	For the	For the	For the	For the	For the
	Three Months	Three Months	Nine Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	June 30,
	2006	2005	2006	2005	2005

Per share data(1):
Net asset value at beginning of period	$14.59	$13.74	$14.59	$(0.01)	$(0.01)
Proceeds from initial public offering	—	—	—	13.95	13.95
Costs related to the initial public offering	—	—	0.01	(0.21)	(0.21)
Share issuance related to dividend reinvestment	0.02	—	0.02	—	—
Net investment income	0.30	0.06	0.79	0.17	0.34
Net unrealized appreciation	0.10	0.06	0.18	0.06	0.90
Dividends declared and paid	(0.30)	(0.12)	(0.78)	(0.22)	(0.38)

Net asset value at end of period	$14.81	$13.74	$14.81	$13.74	$14.59

Per share market value at end of period	$16.44	$12.90	$16.44	$12.90	$12.60
Total return based on market value(2)	11.08%	8.54%	37.35%	(12.46)%	(13.46)%
Total return based on net asset value(2)	3.00%	0.88%	7.13%	(6.88)%	7.40%
Shares outstanding at end of period	7,061,940	7,055,100	7,061,940	7,055,100	7,055,100
Ratio/supplemental data:
Net assets at end of period (in thousands)	$104,602	$96.927	$104,602	$96,925	$102,967
Annualized ratio of operating expenses to average net assets	7.27%	5.51%	6.96%	5.11%	5.52%
Annualized ratio of operating income to average net assets	8.13%	1.82%	7.12%	1.68%	8.50%

(1)	Financial highlights as of March 31, 2006 and June 30, 2005 are based on 7,061,940 shares and 7,055,100 shares outstanding, respectively. Share issuance of 6,840 shares occurred on March 31, 2006.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with Prospect Energy’s dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with Prospect Energy’s dividend reinvestment plan. The total return is not annualized.

RISK FACTORS

Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occur, our business, financial condition and results of operations could be materially adversely affected, our net asset value and the trading price of our common stock could decline, or the value of our preferred stock, debt securities or warrants may decline, and you could lose all or part of your investment.

Risks Relating to Our Business and Structure

We are dependent upon Prospect Capital Management’s key management personnel for our future success.

We depend on the diligence, skill and network of business contacts of the senior management of Prospect Capital Management. We also depend, to a significant extent, on our Investment Adviser’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. For a description of the senior management team, see “Management.” The senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of Prospect Capital Management could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow.

Our Investment Adviser and its senior management have limited experience managing a business development company under the 1940 Act.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of privately held or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our Investment Adviser’s and its senior management’s limited experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, our investment strategies differ in some ways from those of other investment funds that have been managed in the past by the investment professionals.

We are a relatively new company with limited operating history.

We were incorporated in April 2004 and have conducted investment operations since July 2004. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we may not achieve our investment objective and that the value of your investment in us could decline substantially or fall to zero. We completed our initial public offering on July 27, 2004. As of March 31, 2006, we continue to pursue our investment strategy and 89.5% of our net assets are invested in energy companies, with the remainder invested in U.S. government and money market securities. Dividends that we pay prior to being fully invested may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

If our primary investments are deemed not to be qualifying assets, we could lose our status as a business development company or be precluded from investing according to our current business plan.

In order to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire mezzanine loans or dividend-paying equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. See “Regulation — Qualifying Assets.” This results from the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Exchange Act expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt securities would qualify as an eligible portfolio company.

We believe that the mezzanine loans and equity instruments that we have acquired and expect to continue to acquire should constitute qualifying assets because the privately held companies to which we lend do not, at the time of our investment, have outstanding marginable securities. Until the questions raised by the amendments to Regulation T have been clarified through SEC rulemaking or addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those mezzanine loans that are not investment grade, do not have a public secondary market, and are issued by a private issuer that does not have outstanding a class of margin eligible securities at the time of our investment. Likewise, we treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a private company that has no marginable securities outstanding at the time we purchase such securities.

To date, we do not believe that either the SEC or its staff has taken any position with respect to our analysis of the issues discussed above and neither the SEC or its staff indicated that they concur with our analysis. We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

If there were a court ruling or regulatory decision that conflicts with our interpretations, we could lose our status as a business development company or be precluded from investing in the manner described in this prospectus, either of which would have a material adverse effect on our business, financial condition and results of operations. See “— Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.” Such a ruling or decision also may require that we dispose of investments that we made based on our interpretation of Regulation T. Such dispositions could have a material adverse effect on us and our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss. See “— The lack of liquidity in our investments may adversely affect our business.”

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and Prospect Energy has been organized as a closed-end investment company since April 13, 2004. As such, each entity is subject to the business risks and uncertainties associated with any young business enterprise, including the limited experience in managing or operating a business development company under the 1940 Act. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on our Investment Adviser’s ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we grow, we and Prospect Capital Management need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in target energy companies. We compete with other business development companies, public and private funds, commercial and investment banks and commercial financing companies. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of existing and increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates that we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional shares of common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

As a business development company regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in a rights offering to our stockholders or if (1) our Board of Directors determines that such sale is in the Company’s best interests and our stockholders, (2) our stockholders approve the sale of our common stock at a price that is less than the current net asset value, and (3) the price at which our common stock is to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any sales load).

In addition, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to such subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. We would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses because the residual loans in which we do not sell interests may tend to be those that are riskier and more likely to generate losses.

If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income and our income available for distribution would be reduced.

To maintain our qualification as a RIC under the Code, and obtain RIC tax treatment, we must meet certain source of income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we expect to use debt financing in the future, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax. To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Regulation — Senior securities” and “Material U.S. federal income tax considerations.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements, are included in our income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio may also include securities that do not pay some or all of their return in periodic current cash distributions.

The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See “Material U.S. federal income tax considerations — Taxation as a RIC.”

If we issue senior securities, including debt, you will be exposed to additional risks, including the typical risks associated with leverage.

•	You will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments or in our revenues would have a greater negative impact on the value of our common stock than if we did not use debt.

•	Our ability to pay dividends would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

•	It is likely that any debt we incur will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We and you will bear the cost of issuing and servicing our senior securities.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

We expect that a significant portion of our debt investments will bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income.

We need to raise additional capital to grow because we must distribute most of our income.

We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our shareholders to maintain our RIC status. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our Securities. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments consist of securities of privately held or thinly traded public companies. The fair value of these securities is often not readily determinable. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Advisor has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from our Investment Adviser, a third party independent valuation firm and our audit committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate over short periods of time and may be based on estimates. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our Investment Adviser has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we acquire, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the seasonality of the energy industry, weather patterns, changes in energy prices and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Potential conflicts of interest could impact our investment returns.

Our executive officers and directors, and the executive officers of our Investment Adviser, Prospect Capital Management, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, it is possible that new investment opportunities that meet our investment objective may come to the attention of one these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. If that were to occur, we would not have the opportunity to benefit from such investment, as a result of which our investment returns may be lower than they would have been had we made such investment. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client, including us. Our Board of Directors will periodically review the policies and procedures of Prospect Capital Management for allocation of investment opportunities. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management, and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

Prospect Capital Management receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a quarterly hurdle rate before providing an income incentive fee return to the Investment Adviser. To the extent we or Prospect Capital Management are able to exert influence over our portfolio companies, the income incentive fee may provide Prospect Capital Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another. If our Investment Adviser terminates its voluntary agreement to have the income incentive fee be subject to a fluctuating hurdle rate, the hurdle rate would be fixed. This fixed hurdle rate has been based in relation to current interest rates, which are currently relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that our Investment Adviser will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite shareholder approval under the 1940 Act, our Board of Directors may readjust the hurdle rate by amending the Investment Advisory Agreement.

The income incentive fee payable by Prospect Energy is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, our Investment Adviser is not required to reimburse us for any such income incentive fee payments. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for our Investment Adviser to the extent that it may encourage the Investment Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. In addition, the amount of the Investment Adviser’s compensation under the incentive fee, is due, in part to the amount of unrealized depreciation accrued by the Company.

We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name “Prospect Energy.” Under the license agreement, we have the right to use the “Prospect Energy” name for so long as Prospect Capital Management or one of its affiliates remains our Investment Adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the administration agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, changes in these laws or regulations could have a material adverse effect on our business. For additional information regarding the regulations we are subject to, see “Regulation.”

We may not be able to find an appropriate replacement chief compliance officer in the timeframe allotted by William E. Vastardis.

William E. Vastardis has resigned as chief compliance officer of Prospect Energy with a target effective date of July 31, 2006. Although Mr. Vastardis has stated he will continue for some time after July 31, 2006, there is a risk that the chief compliance officer position will remain vacant for a period of time if we do not find an appropriate chief compliance officer who will replace Mr. Vastardis. Mr. Vastardis will remain our chief financial officer.

Risks Related To Our Investments

We may not realize gains or income from our investments.

We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience.

Our portfolio is concentrated in a limited number of portfolio companies in the energy industry, which subject us to a risk of significant loss if any of these companies defaults on its obligations under any of the securities that we hold or if the energy industry experiences a downturn.

As of June 26, 2006, we had invested in fifteen companies. A consequence of this lack of diversification is that the aggregate returns we realize may be significantly adversely affected if a small number of such investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments are concentrated in relatively few portfolio companies. We estimate that, once we have invested substantially all of the net proceeds of this offering, we will have invested in approximately 15 to 25 portfolio companies, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we concentrate on making investments in the energy industry and will invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in energy companies. As a result, a downturn in the energy industry could materially adversely affect us.

The energy industry is subject to many risks.

We concentrate our investments in the energy industry. Our definition of energy, as used in the context of the energy industry, is broad, and different sectors in the energy industry may be subject to variable risks and economic pressures. As a result, it is difficult to anticipate the impact of changing economic and political conditions on our portfolio companies and, as a result, our financial results. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

•	Commodity Pricing Risk. While we generally do not invest in companies that accept completely unhedged commodity risk, energy companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas and wholesale electricity, especially for those who own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility. Although we require adherence to strict risk controls, including appropriate commodity and other hedges, by each of our portfolio companies, some of our portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. For those companies that engage in such hedging transactions, they remain subject to market risks, including market liquidity and counterparty creditworthiness.

•	Regulatory Risk. The profitability of energy companies could be adversely affected by changes in the regulatory environment. The businesses of energy companies are heavily regulated by federal, state and local governments in diverse manners, such as the way in which energy assets are constructed, maintained and operated and the prices energy companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an energy process may be declared hazardous by a regulatory agency, which can unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy company may face. In addition, the deregulation of energy markets and the unresolved regulatory issues related to some power markets such as California create uncertainty in the regulatory environment as rules and regulations may be adopted on a transitional basis. We cannot assure you that the deregulation of energy markets will continue and if it continues, whether its impact on energy companies’ profitability will be positive.

•	Production Risk. The profitability of energy companies may be materially impacted by the volume of crude oil, natural gas or other energy commodities available for transporting, processing, storing,

distributing or power generation. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, OPEC actions or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends. In recent months, OPEC has announced changes in production quotas in response to changing market conditions, including near record high oil prices in the United States.

•	Demand Risk. A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

•	Depletion and Exploration Risk. A portion of any one energy company’s assets may be dedicated to natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a material adverse impact on such company’s ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be fully utilized at reasonable costs. Exploration of energy resources, especially of oil and gas, is inherently risky and requires large amounts of capital.

•	Weather Risk. Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power. This volatility may create fluctuations in earnings of energy companies.

•	Operational Risk. Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (for example, energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

•	Competition Risk. The progress in deregulating energy markets has created more competition in the energy industry. This competition is reflected in risks associated with marketing and selling energy in the evolving energy market and a competitor’s development of a lower-cost energy or power source, or of a lower cost means of operations, and other risks arising from competition.

•	Valuation Risk. Since mid-2001, excess power generation capacity in certain regions of the United States has caused substantial decreases in the market capitalization of many energy companies. While such prices have recovered to some extent, we can offer no assurance that such decreases in market capitalization will not recur, or that any future decreases in energy company valuations will be insubstantial or temporary in nature.

•	Terrorism Risk. Since the September 11th attacks, the United States government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices of natural gas and oil and could affect the market for products and services of energy companies. In addition, any future terrorist attack or armed conflict in the United States or elsewhere may undermine economic conditions in the United States in general.

•	Financing Risk. Some of our portfolio companies rely on the capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risks associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations with us.

Our investments in prospective portfolio companies may be risky and you could lose all or part of your investment.

We invest in companies in the energy industry, most of which have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

In addition, investment in the middle market energy companies that we are targeting involves a number of other significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their equity securities or of any collateral with respect to debt securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment;

•	they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of our Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If our Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Our portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets and changes in the prices of their primary commodities and products. These factors also impact the amount of residential, industrial and commercial growth in the energy industry. Additionally, these factors could adversely impact the customer base and customer collections of our portfolio companies.

As a result, many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

We invest primarily in mezzanine debt and dividend-paying equity securities issued by our portfolio companies. Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior security holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company in which we invest. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt or preferred equity investors.

We may not be able to fully realize the value of the collateral securing our debt investments.

Although a substantial amount of our debt investments are protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

•	since our debt investments are primarily made in the form of mezzanine loans, our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral;

•	the collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan;

•	bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process;

•	our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

•	how effectively the collateral would be liquidated and the value received could be impaired or impeded by the need to obtain regulatory and contractual consents; and

•	by its nature, some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our incentive fee could induce Prospect Capital Management to make speculative investments.

The incentive fee payable by us to Prospect Capital Management may create an incentive for our Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. The use of leverage would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to Prospect Capital Management also could create an incentive for our Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash.

We have not yet identified all of the potential investments for our portfolio.

We have not yet identified all of the potential investments for our portfolio, and, thus, you will not be able to evaluate all of our potential investments prior to purchasing our Securities. This factor will increase the uncertainty, and thus the risk, of investing in our Securities.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although currently all of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may employ hedging techniques to mitigate certain risks, but it may not be possible to hedge fully or perfectly against such risks.

We may employ hedging techniques to minimize currency or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies.

Changes in interest rates may affect our cost of capital and net investment income.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of borrowed funds would increase, which would reduce our net investment income. We use a combination of short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. These risks are in addition to risks associated with fluctuating interest rates, which can adversely affect the interest income we are owed and that we must pay, in addition to the ability of portfolio companies to pay us, and our ability to pay our debt service and dividends, which could adversely affect us and our stock price. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

Risks Relating To Our Securities

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We have made and intend to continue to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Distributions.”

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. We are covered by the Maryland Business Combination Act (the “Business Combination Act”) to the extent such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the Business Combination Act, subject to prior approval of such business combination by our Board, including a majority of our directors who are not interested persons as defined in the 1940 Act. In addition, the Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. If the applicable board resolution is repealed or our Board does not otherwise approve a business combination, the Business Combination Act and the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additionally, under our charter, our Board of Directors is divided into three classes serving staggered terms and no director may be removed except for cause and upon vote of stockholders holding 66 2/3% of the shares of common stock entitled to vote on the election of directors. The inability to remove directors and the maintenance of a staggered board could discourage others from pursuing a merger or other change-of-control transaction. Our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our Company. These provisions may prevent any premiums being offered to you for shares of our common stock.

Investing in our Securities may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

The market price of our Securities may fluctuate significantly.

The market price and liquidity of the market for our Securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of one or more of Prospect Capital Management’s key personnel;

•	operating performance of companies comparable to us;

•	changes in prevailing interest rates;

•	litigation matters;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from any offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of any offering of our Securities. We may use the net proceeds from the offering in ways with which you may not agree or for investments other than those contemplated at the time of the offering, unless such change in the use of proceeds is subject to stockholders’ approval or prohibited by law.

Sales of substantial amounts of our Securities in the public market may have an adverse effect on the market price of our Securities.

As of July 19, 2006, we have 7,069,873 shares of common stock outstanding. Sales of substantial amounts of our Securities or the availability of such Securities for sale could adversely affect the prevailing market price for our Securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of Securities should we desire to do so.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Overview

Prospect Energy was incorporated under the Maryland General Corporation Law in April 2004. We have elected to be treated as a business development company under the 1940 Act. Accordingly, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We will typically invest under normal circumstances at least 80.0% of net assets in energy companies.

We completed our initial public offering on July 27, 2004. As of March 31, 2006, we continue to pursue our investment strategy and 89.5% of our net assets are invested in energy companies, with the remainder invested in U.S. government and money market securities.

We invest in companies in the energy industry, most of which have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

Our portfolio generated an annualized current yield of 18.0% and 21.8% as of March 31, 2006 and as of June 30, 2005, respectively, across all our long-term debt and equity investments. This yield includes interest from all of our long-term investments as well as dividends from GSHI and Unity Virginia Holdings. We expect this number to decline over time as we become fully invested. Monetization of, or dividends from, other equity positions that we hold is not included in this yield estimate.

RESULTS OF OPERATIONS

Investment Activity

As of March 31, 2006, we completed our sixth full quarter since completion of our initial public offering on July 27, 2004, with approximately 1.9% of our net assets invested in an obligation of the Federal Home Loan Bank; 89.5%, or about $93.6 million, in ten long-term portfolio investments and 8.3% in two money market funds. The remaining 0.3% represents other assets in excess of liabilities.

Long-term Portfolio Investments

On February 1, 2006, we converted the $0.5 million of redeemable preferred equity in Unity Virginia Holdings, LLC (“Unity”) to additional subordinated secured debt. On May 10, 2006, Unity sought relief from creditors under Chapter 11 of Title 11 of the United States Code.

On February 9, 2006, we provided $6.9 million of senior secured debt financing to Genesis Coal Corporation (“Genesis”), a coal production company based in Prestonsburg, Kentucky. Genesis is led by Jerry Tackett and David Stetson, who have significant experience in the Appalachian coal business. Genesis holds leases on approximately 4,700 mineral acres with approximately 10 million recoverable tons of low to medium sulfur coal reserves in Floyd County, Kentucky. The majority of this coal is located underground. Genesis has separate fixed-price multi-year contracts for a majority of its production with a major electric utility and a major coal producer and marketer. Our funding is being utilized to acquire non-management shareholder interests, to acquire additional mining equipment, and to increase production rates.

On February 15, 2006, we provided $3.0 million of senior secured debt and a $0.2 million preferred equity investment in Appalachian Energy Holdings, LLC. (“AEH”), an energy services company based in Charleston, West Virginia. AEH is led by R. William West, who has more than 30 years of experience in natural resource related construction, equipment fleet management, and services. AEH is an energy services business focused on acquiring and expanding small and medium-sized energy services companies in the fragmented Appalachian region. AEH provides services to customers in the coal, natural gas, and oil industries. Existing lines of business include tree clearance, road construction, excavation, drill site preparation, pipeline construction, and reclamation. Prospect’s capital, along with external equity, is being used by AEH to acquire East Cumberland, LLC, and C&S Oilfield and Pipeline Construction, LLC.

During the three months ended March 31, 2006, we provided an additional $2.8 million of senior secured debt to Worcester Energy Company, Inc. (“WECO”). WECO is using this as operational funding for ongoing activities. We have retained a controlling interest in WECO as part of this additional funding.

GSHI owns and operates a major gas gathering and processing system in the East Texas Field in Gregg, Upshur, Rusk and Smith counties, Texas. This system consists of two processing facilities (the Longview Plant and the Chapel Hill Plant) and approximately 1,000 miles of associated gathering and transportation pipelines. GSHI controls the only independent gathering system in the East Texas Field serving all of the approximately 4,000 currently operating wells in the region. GSHI completed construction and started operation of the 22.5 mile Exxon Hawkins NGL Pipeline connecting the Exxon Hawkins gas plant to GSHI on June 6, 2005. Deliveries for 2005 averaged 650 barrels per day and are expected to exceed 1,000 barrels per day in 2006. The Agreement with Exxon Gas & Power Marketing Company (“Exxon”) is effective as of June 30, 2004 and has a term of seven years with an annual renewal provision thereafter. Under the agreement, Exxon is to deliver a specified minimum number of barrels of natural gas liquids in the first five years and to pay a transportation, treating and fractionation fee, which includes a capital recovery component. After five years or delivery of the specified minimum number of barrels, whichever comes first, the fee decreases to a base transportation, treating and fractionation rate for the remainder of the contract term. Total capital expenditures for 2005 were approximately $3.5 million of which $3.25 million was related to the construction of the Exxon Hawkins NGL Pipeline. GSHI continued to perform according to expectation and benefited from a strong commodity price environment, generating operating earnings of approximately $13.1 million in 2005.

Prospect Energy’s investment in GSHI is comprised of $18.4 million in subordinated secured debt (“Subordinated Debt”) and 100% common equity shares ($12.3 million). The Subordinated Debt matures on December 22, 2011. The loan is paid in equal quarterly installments of $876,190 beginning December 31, 2006 and bears interest at 18%. Interest paid in 2005 was $3.312 million or $828,000 quarterly. Amounts outstanding on the Subordinated Debt at December 31, 2005 were $18.4 million. Additionally, on December 22, 2004, GSHI entered into a $12.5 million senior secured term loan (“Senior Debt”) with Citibank Texas, N.A. (formerly known as First American Bank, SSB). The Senior Debt matures on December 22, 2010. The loan is paid in equal quarterly installments of $543,479 beginning on June 30, 2005 and bears interest at LIBOR plus 225 basis points. Interest paid on the Senior Debt in 2005 was $682,875 and amounts outstanding at December 31, 2005 were $10.869 million.

During the nine months ended March 31, 2006, we had one repayment of debt in entirety. On December 29, 2005, Miller Petroleum, Inc. repaid $3.2 million that was originally due August 21, 2006. We have retained our equity interest in Miller Petroleum, Inc.

Investment Income

We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and capital gains or losses on any debt or equity securities that we acquire in portfolio companies and subsequently sell. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including commitment, origination, structuring or due diligence fees; fees for providing managerial assistance; and possibly consultation fees. Any such fees generated in connection with our investments are recognized as earned.

Investment income, which consists of interest income, dividend income, and origination fee accretion totaled $4.0 million for the quarter ended March 31, 2006 compared to $3.9 million for the quarter ended December 31, 2005 and $1.8 million for the quarter ended March 31, 2005. As well, investment income totaled $11.1 million for the nine months ended March 31, 2006 compared to $5.0 million for the nine months ended March 31, 2005. The remaining investment income during the three months ended March 31, 2006 was generated primarily from investments in short-term Federal Home Loan Bank Discount Notes and cash equivalents.

Operating Expenses

Our primary operating expenses consist of investment advisory fees, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the administration agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for Prospect Energy. Our investment advisory fees compensate our Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our administration agreement with Prospect Administration.

Operating expenses totaled $1.9 million for the quarter ended March 31, 2006 as compared to $1.9 million for the quarter ended December 31, 2005 and $1.3 million for the quarter ended March 31, 2005. Operating expenses totaled $5.5 million for the nine months ended March 31, 2006 compared to $3.8 million for the nine months ended March 31, 2005. The base management fee totaled $0.5 million for the quarter ended March 31, 2006 compared to $0.5 million for the quarter ended December 31, 2005 and $0.5 million for the quarter ended March 31, 2005. The base management fee totaled $1.6 million for the nine months ended March 31, 2006 compared to $1.3 million for the nine months ended March 31, 2005. The current quarter is the second quarter where an income incentive fee has been earned by the Investment Adviser. The fee totaled $0.5 million as compared to $0.5 million in the prior quarter. Legal and professional fees began to stabilize during the three months ended March 31, 2006, as litigation related costs began to decrease.

Net Investment Income, Net Unrealized Appreciation and Net Increase in Stockholders’ Equity Resulting from Operations

Prospect Energy’s net investment income totaled $2.1 million for the quarter ended March 31, 2006 compared to $2.0 million for the quarter ended December 31, 2005 and $0.4 million for the quarter ended March 31, 2005. Net investment income totaled $5.6 million for the nine months ended March 31, 2006 compared to $1.2 million for the nine months ended March 31, 2005. Net investment income represents the difference between investment income and operating expenses and is directly impacted by the items described above. Net unrealized appreciation totaled $0.8 million for the quarter ended March 31, 2006 compared to $0.5 million for the quarter ended December 31, 2005 and $0.4 million for the quarter ended March 31, 2005, primarily as a result of the increase in fair value of our investment in GSHI. Net unrealized appreciation totaled $1.4 million for the nine months ended March 31, 2006 compared to $0.4 million for the nine months ended March 31, 2005. Net increase in stockholders’ equity resulting from operations represents the sum of the returns generated from net investment income, realized gains (losses) and from unrealized appreciation (depreciation).

Financial Condition, Liquidity and Capital Resources

The Company’s liquidity and capital resources were generated primarily from the remaining net proceeds of its initial public offering as well as from cash flows from operations. We generated $97.0 million in cash from the net proceeds of our initial offering. We used cash flows in operating activities totaling ($3.2) million for the nine months ended March 31, 2006 compared to ($82.6) million for the nine months ended March 31, 2005. We declared and paid dividends totaling $5.5 million for the nine months ended March 31, 2006 compared to $1.6 million for the nine months ended March 31, 2005. In the future, we may also fund a portion of our investments through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to expand our portfolio. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

At March 31, 2006, we held no cash in the segregated account maintained in conjunction with a limited indemnity issued to Citibank Texas, N.A. (formerly First American Bank, SSB). The limited indemnity with Citibank required us to indemnify Citibank for up to $12.0 million for any losses it realizes on its term loan to GSHI resulting only from potential legal claims that might or could be asserted by certain third parties. This limited indemnity was backed by the funds in the segregated account. During the quarters ended December 31, 2005 and June 30, 2005, $9.6 million and $3.3 million of previously segregated funds were released to the Company, respectively. These reductions reflected a waiver of the segregated funds requirement due to the developments related to legal claims and prior payments by GSHI to Citibank Texas, N.A., respectively.

Capital Raising Activities

On February 17, 2006, we entered into a $20,000,000 senior revolving credit facility (“Facility”) with a syndicate of lenders administered by the Bank of Montreal. Interest on borrowing under the Facility is charged at either (i) a LIBOR rate loan plus the applicable percentage at such time, generally 250 basis points, or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 basis points. Loans under the Facility are collateralized by a perfected first priority security interest in all of the assets of the Company, including all investments in its portfolio companies. The Facility will be used to supplement Prospect Energy’s equity capital to make additional portfolio investments. This Facility, which, together with other borrowings (which may include reverse repos and similar transactions), may be used in the future to leverage our capital. Our objective is to put in place such borrowings in order to expand our portfolio. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Subsequently the credit facility has been increased to $30.0 million.

Quantitative and Qualitative Disclosures about Market Risk.

We are subject to financial market risks, including changes in interest rates, equity price risk and some of the loans in our portfolio may have floating rates. To date, a significant, but declining, percentage of our assets have been and are invested in short-term U.S. treasury bills. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the three and nine months ended March 31, 2006 and the twelve months ended June 30, 2005, we did not engage directly in hedging activities.

Controls and Procedures.

As of March 31, 2006, Prospect Energy carried out an evaluation, under the supervision and with the participation of Prospect Energy’s management, including Prospect Energy’s chief executive officer and chief financial officer, of the effectiveness of the design and operation of Prospect Energy’s disclosure controls and procedures (as defined in Rule 13a-15 of the Exchange Act). Based on that evaluation, as of April 27, 2006, the chief executive officer and the chief financial officer have concluded that Prospect Energy’s current disclosure controls and procedures are effective in timely alerting them of material information relating to Prospect Energy that is required to be disclosed by Prospect Energy in the reports it files or submits under the Exchange Act.

Internal Control Over Financial Reporting.  Our management, under the supervision and with the participation of our chief executive officer and chief financial officer, is responsible for establishing and maintaining adequate internal control over financial reporting, as such responsibility is defined in Rule 13a-15(f) of the Exchange Act, and for performing an assessment of the effectiveness of internal control over financial reporting. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Prospect Energy’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Internal control over financial reporting cannot provide absolute assurance of achieving financial reporting objectives because of its inherent limitations. Internal control over financial reporting is a process that involves human diligence and compliance and is subject to lapses in judgment and breakdowns resulting from human failures. Internal control over financial reporting also can be circumvented by collusion or improper management override. Because of such limitations, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process. Therefore, it is possible to design into the process safeguards to reduce, thought not eliminate, this risk.

There have been no changes in Prospect Energy’s internal control over financial reporting that occurred during the three months ended March 31, 2006 that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

RIC Status

We elected an August 31st fiscal year end for income tax reporting purposes, commencing with the initial taxable year ended August 31, 2004. Our fiscal year-end for financial reporting purposes will remain June 30th. The Company has qualified and elected to be subject to taxation as a RIC under Subchapter M of the Code commencing with its taxable year ended August 31, 2004. As long as the Company continues to qualify as a RIC, the Company will not be subject to tax on its investment company taxable income or its net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, as dividends to our stockholders on a timely basis. Certain investments in the partnerships, limited liability companies, joint ventures and other “pass through” entities common in the energy industry can create enhanced risks of failing to comply with the requirements applicable to regulated investment companies under the Code. Dividends and distributions declared and paid to stockholders may differ from net income for financial reporting and taxable fiscal years due to the timing of recognition of income and expenses, realization of gains and losses, occurrence of a return of capital, and/or net realized appreciation or depreciation in investments, which may not be included in taxable income.

To remain in compliance with Subchapter M of the Code with respect to the Company’s taxable year, the Company is generally required to maintain its status as a business development company in accordance with the 1940 Act, derive at least 90% of its gross income from dividends, interest, gains from the sales of securities and other specified types of income required under Subchapter M of the Code, satisfy certain asset diversification requirements as defined in Subchapter M of the Code, and distribute to stockholders at least 90% of the Company’s investment company taxable income as defined in Subchapter M of the Code. However, we offer no assurance that we will continue to qualify for such treatment in future taxable years. If we fail to qualify as a RIC, we would be subject to corporate-level taxes on our taxable income, whether or not such taxable income is distributed to our stockholders. The imposition of corporate-level taxes on us would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a RIC for any taxable year in question, we would be subject to corporate-level income tax on any income not distributed to our stockholders. Moreover, we would be subject to a 4%, entity-level excise tax, for any calendar year in which we do not distribute an amount equal to or exceeding the sum of 98% of our calendar year ordinary income and 98% of our capital gain net income for the one-year period ended October 31st, computed in accordance with Section 4982 of the Code.

Critical Accounting Policies

In determining the fair value of our investments at March 31, 2006, the Audit Committee considered valuations from an independent valuation firm and from management having an aggregate range of $93.6 million to $96.7 million.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following are significant accounting policies consistently applied by Prospect Energy:

We believe that the estimates, assumptions and judgments involved in the accounting policies described below have the greatest potential impact on our financial statements. We consider these to be our critical accounting policies and they are consistently applied by us:

Investments:

(a) Security transactions are recorded on a trade-date basis.

(b) Valuation:

(1) Investments for which market quotations are readily available are valued at such market quotations.

(2) Short-term investments, which mature in 60 days or less, such as U.S. treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

(3) It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value, with the assistance of an independent valuation service, using a documented valuation policy and a consistently applied valuation process, which is under the direction of our Board of Directors.

The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

As part of the fair valuation process, the Audit Committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation process. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

(c) Realized gains or losses on the sale of investments are calculated using the specific identification method.

(d) Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

(e) Dividend income is recorded on the ex-dividend date.

(f) Loan origination, facility, commitment, consent and other advance fees received by us on loan agreements or other investments are accreted into income over the term of the loan.

Off-Balance Sheet Arrangements

Prospect Energy currently engages in no off-balance sheet arrangements including any risk management of commodity pricing or other hedging practices.

Contractual Obligations

The Company has future obligations for investment advisory and administrative services. Such descriptions may be found under Management Services — Investment Advisory Agreement (Page 44) and Management Services — Administration Agreement (Page 50), respectively.

USE OF PROCEEDS

We intend to use the net proceeds from selling Securities pursuant to this prospectus for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective and strategies and, pending such investments, investing in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we expect that there will be several offerings pursuant to this prospectus; therefore we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation — Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our customers’ ability to repay our loans and increase our non-performing assets,

•	an economic downturn could disproportionately impact the energy industry in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in this industry sector,

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities,

•	interest rate volatility could adversely affect our results and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS

We have paid and intend to continue to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our Board of Directors.

In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of

•	98% of our ordinary income for the calendar year,

•	98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

•	any ordinary income and net capital gains for preceding years that were not distributed during such years.

In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. federal income tax considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend reinvestment plan.” To the extent prudent and practicable, we intend to declare and pay dividends on a quarterly basis.

With respect to the dividends paid to shareholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to shareholders. Since our initial public offering through which we have distributed more than 97.15% of our taxable income to our stockholders. For the fiscal year ended June 30, 2005, we declared total dividends of $2.7 million.

Tax characteristics of all dividends will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay dividends could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The following table lists the quarterly dividends per share since shares of our common stock began being regularly quoted on The NASDAQ National Market:

Date Declared	Record Date	Payment Date	Per Share	Amount

11/11/2004	12/10/2004	12/30/2004	$0.100	$705,510
2/9/2005	3/11/2005	3/30/2005	$0.125	$881,888
4/21/2005	6/10/2005	6/30/2005	$0.150	$1,058,265
9/15/2005	9/22/2005	9/29/2005	$0.200	$1,411,020
12/12/2005	12/22/2005	12/29/2005	$0.280	$1,975,428
3/15/2006	3/23/2006	3/30/2006	$0.300	$2,116,530
Total Declared				$8,148,641

PRICE RANGE OF COMMON STOCK

Our common stock is quoted on The NASDAQ National Market under the symbol “PSEC.” The following table sets forth, for the periods indicated, our net asset value per share of common stock and the high and low sales prices per share of our common stock as reported on The NASDAQ National Market. Our common stock historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

				Premium (Discount)	Premium (Discount)
Nine Months Ended	Net Asset Value			of High Sales Price	of Low Sales Price
March 31, 2006	per Share(1)	High	Low	to Net Asset Value	to Net Asset Value

First quarter	$14.60	$13.60	$11.06	(6.85)%	(24.25)%
Second quarter	$14.69	$15.46	$12.84	5.24%	(12.59)%
Third quarter	$14.81	$16.64	$15.00	12.35%	1.28%

Twelve Months Ended June 30, 2005

First quarter	$13.67	$15.45	$14.42	13.02%	5.49%
Second quarter	$13.74	$15.15	$11.63	10.26%	(15.36)%
Third quarter	$13.74	$13.72	$10.61	(0.15)%	(22.78)%
Fourth quarter	$14.59	$13.47	$12.27	(7.68)%	(15.90)%

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The net asset values shown are based on outstanding shares at the end of each period.

On June 23, 2006, the last reported sales price of our common stock was $16.42 per share. As of March 13, 2006, we had 7,100 stockholders of record.

BUSINESS

General

Prospect Energy is a financial services company that lends and invests in middle market privately-held or thinly traded public companies in the energy industry. Prospect Energy, a Maryland corporation, was organized on April 13, 2004 and is a closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

Industry Sector

We invest primarily in the energy industry. The energy industry consists of companies in the direct energy value chain as well as companies that sell products and services to, or acquire products and services from, the direct energy value chain. In this prospectus, we refer to all of these companies as “energy companies” and assets in these companies as “energy assets.” The categories of energy companies in this chain are described below. The direct energy value chain broadly includes upstream businesses, midstream businesses and downstream businesses:

•	Upstream businesses find, develop and extract energy resources, including natural gas, crude oil, coal and agricultural products, which are typically from geological reservoirs found underground or offshore.

•	Midstream businesses gather, process, refine, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers.

•	Downstream businesses include the power and electricity segment as well as businesses that process, refine, market or distribute hydrocarbons or other energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers.

Our Investment Objective and Policies

Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in energy companies and will invest, under normal circumstances, at least 80% of our net assets (including the amount of any borrowings for investment purposes) in these companies. Prospect Energy is a non-diversified company within the meaning of the 1940 Act.

We concentrate on making investments in energy companies having annual revenues of less than $250 million and in transaction sizes of less than $100 million, which we refer to as “target” or “middle market” companies. In most cases, these middle market companies are privately held or have thinly traded public securities at the time we invest in them.

We seek to maximize returns to our investors by applying rigorous credit analysis and asset-based lending techniques to make and monitor our investments in asset intensive energy companies. We do not invest directly in any energy company exclusively involved in (1) speculative oil and gas exploration, (2) speculative risks or (3) speculative trading in oil, gas and/or other commodities. Some of the energy companies that we do invest in are involved in some exploration or development activity. While the structure of our investments vary, we invest primarily in secured and unsecured senior and subordinated loans, generally referred to as mezzanine loans, which often include equity interests such as warrants or options received in connection with these loans, and dividend-paying equity securities, such as common and preferred stock and convertible securities, of target energy companies. Our investments range between approximately $5 million and $50 million each, although this investment size may vary proportionately as the size of our capital base changes.

While our primary focus is on seeking current income through investment in the debt and/or dividend-paying equity securities of privately held or thinly traded public energy companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. Within this 30% basket, we may also invest in debt and equity securities of middle-market companies located outside of the United States.

Our investments include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we acquire a controlling interest, in the portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, the warrants to provide provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We plan to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

We have qualified and elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

For a discussion of the risks inherent in our portfolio investments, see “Risk Factors.”

The Investment Adviser

Prospect Capital Management manages our investments as our Investment Adviser. Prospect Capital Management is a Delaware limited liability corporation that is registered as an investment adviser under the Advisers Act since March 31, 2004. Under our Investment Advisory Agreement, we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance.

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Such fees would not qualify as “good income” for purposes of the 90% income test that we must meet each year to qualify as a RIC. Prospect Administration provides such managerial assistance on our behalf to portfolio companies when we are required to provide this assistance.

Staffing

Mr. John F. Barry III, our chairman and chief executive officer, Mr. Grier Eliasek, our chief operating officer and president, and Mr. William E. Vastardis, our chief financial officer, treasurer, secretary and chief compliance officer, comprise our senior management. Over time, we expect to add additional officers and employees. Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the administration agreement. Mr. Vastardis is the president of Vastardis Capital Services, sub-administrator to the Company. Our day-to-day investment operations are managed by our Investment Adviser. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of our chief executive officer, chief financial officer (and treasurer), chief operating officer (and president) and chief compliance officer and their respective staffs. See “Management — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, where we occupy an office space pursuant to an administration agreement with Prospect Administration.

Legal Proceedings

The Company is a defendant in two legal actions arising out of its activities. While predicting the outcome of litigation is inherently very difficult, and the ultimate resolution, range of possible loss and possible impact on operating results cannot be reliably estimated, management believes, based upon its understanding of the facts and the advice of legal counsel, that it has meritorious defenses for both actions. We intend to defend both of these actions vigorously, and believe that resolution of these actions will not have a materially adverse effect on the Company’s financial position.

On December 6, 2004, DGP served Prospect Energy with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that Prospect Energy breached its fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with Prospect Energy’s alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26 million. The complaint seeks relief not limited to $100 million. We believe that the DGP complaint is frivolous and without merit, and intend to defend the matter vigorously. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant Prospect Energy’s Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006 the U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting Prospect Energy’s Motion for Summary Judgment dismissing all claims by Dallas Gas Partners, L.P. against Prospect Energy Corporation. DGP has appealed this decision.

On April 7, 2005 a former officer of the Company filed a complaint with the Occupational Safety and Health Administration of the Department of Labor (“OSHA”) alleging discrimination, retaliation, infliction of emotional distress and other claims. This former officer seeks economic reinstatement and other relief. On September 15, 2005, OSHA issued findings, including an order dismissing this complaint. The complainant has filed written objections to the order and had a hearing before an Administrative Law Judge on March 16, 2006. On May 5, 2006, the Administrative Law Judge issued a Decision and Order granting Summary Decision and dismissing the Complaint. The Company does not believe that these claims, even if ultimately resolved against the Company, would be material. The Company believes the complaint is frivolous and without merit and intends to defend itself vigorously.

We are not aware of any other material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of six directors, four of whom are not “interested persons” of Prospect Energy as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualified, or until their earlier removal or resignation.

Board of Directors and Executive Officers

Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors and Executive Officers

Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Energy Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent Directors

		Term of		Number of
		Office(1) and	Principal	Portfolios in Fund	Other
	Position(s) Held	Length of	Occupation(s)	Complex Overseen	Directorships
Name and Age	with the Company	Time Served	During Past 5 Years	by Director	Held by Director(2)

Michael E. Basham, 56	Director	June 2004 to present	Executive Vice President of Finance and Planning of Howard Energy Co., Inc.	One	None
Robert A. Davidson, 48	Director	June 2004 to present	Chief Executive Officer, Chief Investment Officer and President of Longwood Investment Advisers, a small-cap and mid-cap money manager, which he co-founded in 1991.	One	None
Walter V. E. Parker, 59	Director	June 2004 to present	Executive Director of the Greenwich Land Trust, Inc., a not-for-profit organization focused on the preservation of open space since January 2005. From 1999 to 2004, Mr. Parker served as the founding principal of the Sippican Group LLC, a financial advisory firm.	One	None
William J. Gremp, Jr., 64(3)	Director	July 2006 to present	Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated since 1999.	One	None

(1)	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Parker and Mr. Davidson are Class I directors with terms that will expire in 2008, Mr. Eliasek and Mr. Basham are Class II directors with terms that will expire in 2006 and Mr. Barry and Mr. Gremp are Class III directors with terms that will expire in 2007.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	On July 17, 2006, our Board of Directors elected Mr. Gremp to our Board.

Interested Directors

Number of
		Term of Office(1)	Principal	Portfolios in Fund
	Position(s) Held	and Length of Time	Occupation(s)	Complex Overseen	Other Directorships
Name and Age	with the Company	Served	During Past 5 Years	by Director	Held by Director(2)

John F. Barry III(4) 54	Director, Chairman of the Board of Directors and Chief Executive Officer	April 2004 to present	Chairman and Chief Executive Officer of Prospect Energy, Managing Director of Prospect since 1990; Chairman of the Investment Committee of Prospect Capital Management.	One	None
M. Grier Eliasek(4) 33	Director, President and Chief Operating Officer	June 2004 to present	President and Chief Operating Officer of Prospect Energy, Managing Director of Prospect since 1999; Senior Professional of Prospect Capital Management.	One	None

(4)	Messrs. Barry and Eliasek are each considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and having a relationship with the Investment Adviser.

Information about Executive Officers who are not Directors

Term of Office and
	Position(s) Held	Length of Time
Name and Age	with the Company	Served	Principal Occupation(s) During Past five Years

William E. Vastardis, 50	Chief Compliance Officer, Chief Financial Officer, Treasurer and Secretary	January 2005 to present* as Chief Compliance Officer and April 2005 to present as Chief Financial Officer	Mr. Vastardis is a founder and President of Vastardis Fund Services (formerly, “EOS Fund Services LLC”) (“Vastardis”) and of Vastardis Compliance Services LLC (formerly, EOS Compliance Services LLC) (“Vastardis Compliance‘). Mr. Vastardis founded Vastardis in 2003 and Vastardis Compliance in June 2004. Vastardis Compliance performs chief compliance officer services for various registered investment companies and registered investment advisers. Prior to founding Vastardis, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of Managing Director at the renamed Investors Capital Services until he departed in 2003 to found Vastardis.

*	Mr. Vastardis has resigned as Chief Compliance Officer effective July 31, 2006.

Independent Directors

Michael E. Basham.  Mr. Basham has 34 years of experience in the energy and finance industries. Mr. Basham currently serves as executive vice president for finance and planning for Howard Energy & Co., Inc., a privately held energy company that has made both domestic and international energy investments in the oil and gas exploration, natural gas marketing and storage, energy services, hydroelectric power generation, and drilling services industries. Prior to joining Howard Energy in 1999, Mr. Basham served as a principal in the consulting practice of Ernst & Young from 1996 to 1999. From 1994 to 1996, Mr. Basham, served as an executive vice president with First Fidelity Bank. From 1991 to 1994, Mr. Basham was a managing director at Shearson Smith Barney, now owned by Citigroup, where he headed up the Privatization investment banking group and the International division. From 1989 to 1991, Mr. Basham served as Deputy Assistant Secretary and Acting Assistant Secretary of the United States Treasury. From 1987 to 1989, Mr. Basham worked as a senior professional at Wertheim Schroder, an investment bank. From 1982 to 1986, Mr. Basham founded and served as chief executive officer of Norden Capital, an investment management firm. From 1972 to 1982, Mr. Basham served in various roles, including vice president of the investment division and manager of fixed income, trading, and sales, for South Carolina National Bank. Mr. Basham received a Bachelor of Science degree from the University of Southern Mississippi, and received an MBA from the University of South Carolina.

Robert A. Davidson.  Mr. Davidson has 25 years of experience in the investment management industry. Mr. Davidson currently serves as chief executive officer, chief investment officer and president of Longwood Investment Advisers, a small-cap and mid-cap money manager, with approximately $1 billion of assets under management, which he co-founded in 1991. From 1984 to 1991, Mr. Davidson served as vice president, portfolio manager, and analyst at Essex Investment Management Company, where his responsibilities included research, valuation, investments, and disposals of a broad range of securities for various Essex funds. While at Essex, Mr. Davidson managed approximately $200 million and was a member of the investment committee managing the Essex Hedge Fund. From 1981 to 1984, Mr. Davidson served as an options portfolio manager and analyst with Keystone Custodian Funds, with a specialty in energy, environmental control systems, and communications. Mr. Davidson is a Chartered Financial Analyst (CFA), and he received a Bachelor of Arts in Economics and Business from Colby College.

Walter V. E. Parker.  Mr. Parker has 35 years of experience in the energy and finance industries. Mr. Parker currently serves as executive director of the Greenwich Land Trust, Inc., a not for profit organization focused on the preservation of open space since January 2005. From 1999 to 2004, Mr. Parker served as a founding principal in the Sippican Group, LLC, a financial advisory firm. While at Sippican, he advised clients on business development, and financial matters. From 2000 to 2001, Mr. Parker served as interim chief operating officer of Avienda Technologies, Inc. From 1997 to 1999, Mr. Parker served as managing director of Claymore Partners, Inc., a long-standing financial advisory firm addressing the needs of troubled businesses. From 1993 to 1997, Mr. Parker served as a subsidiary board member and the credit officer at Parrish Leasing and Finance Corporation, a joint venture with the Travelers Group focused on large-scale project-based and asset-based transactions. From 1991 to 1993, Mr. Parker served as vice president and senior credit officer of the Corporate Finance Division for Xerox Credit, Inc., which provided project finance, equipment leasing, high-yield corporate debt, secured loans, and real estate financing to a diverse group of US and international companies, including energy companies. Mr. Parker received Xerox’s President’s Award for timely achievement of liquidity and value enhancement goals. From 1989 to 1991, Mr. Parker was a vice president for the Project and Lease Finance Group of Kidder Peabody & Co., where he focused on energy transactions. From 1971 to 1989, Mr. Parker served in several roles, including as a senior credit officer, at Manufacturers Hanover Trust Company and the United States Trust Company of New York. Mr. Parker is a graduate of the Xerox Advanced Management School and the American Management Association’s Time Based Accounting series. Mr. Parker received his MBA from Columbia University, where he received honors ratings for course work in banking and finance, and his Bachelor of Arts degree from Colgate University.

William J. Gremp.  Mr. Gremp’s career as an investment banker, with over 30 years of corporate finance experience in originating and executing transactions and advisory assignments for energy and utility related clients, has spanned years of significant change in the energy industry. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., where he was responsible for the origination, delivery and successful implementation of all corporate finance and investment banking products and services to the utility and energy industries. He advised clients on corporate strategy, project financing, mergers and acquisitions and equity and lease finance. From 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. From 1965 to 1970, Mr. Gremp served in roles at the United States Army, the Mobil Oil Corporation and a New York management consulting firm. Mr. Gremp received his MBA from New York University and his Bachelor of Science degree from the University of Minnesota.

Interested Directors

John F. Barry III.  Mr. Barry is chairman and chief executive officer of Prospect Energy and is a control person of Prospect Capital Management and managing director of Prospect Administration. Mr. Barry is chairman of Prospect’s investment committee and has been an officer of Prospect since 1990. In addition to overseeing Prospect, Mr. Barry has served on the boards of directors of twelve private and public Prospect portfolio companies. Mr. Barry has served on the board of advisors of USEC Inc., a publicly traded energy company. Mr. Barry has served as chairman and chief executive officer of Bondnet Trading Systems. From 1988 to 1989, Mr. Barry managed the investment bank of L.F. Rothschild & Company, focusing on private equity and debt financings for energy and other companies. From 1983 to 1988, Mr. Barry was a senior investment and merchant banker at Merrill Lynch & Co., where he was a founding member of the project finance group, executing more than $4 billion in energy and other financings. From 1979 to 1983, Mr. Barry was a corporate securities attorney at Davis Polk & Wardwell, where he advised energy companies and their commercial and investment bankers. From 1978 to 1979, Mr. Barry served as law clerk to Circuit Judge, formerly Chief Judge, J. Edward Lumbard of the U.S. Court of Appeals for the Second Circuit in New York City. Mr. Barry is Chairman of the Board of Directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry received his JD cum laude from Harvard Law School, where he was an editor of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

M. Grier Eliasek.  Mr. Eliasek is president and chief operating officer of Prospect Energy and a managing director of Prospect Capital Management and Prospect Administration. At Prospect Energy, Mr. Eliasek is responsible for various administrative and investment management functions and leads and supervises other Prospect professionals in origination and assessment of investments. Mr. Eliasek has served as a senior investment professional at Prospect since 1999. Prior to joining Prospect, Mr. Eliasek assisted the chief financial officer of Amazon.com in 1999 in corporate strategy, customer acquisition, and new product launches. From 1995 to 1998, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries. At Bain, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations and improved operational performance. Mr. Eliasek received his MBA from Harvard Business School. Mr. Eliasek received his Bachelor of Science in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Executive Officer

William E. Vastardis.  Mr. Vastardis is chief compliance officer, chief financial officer, treasurer and secretary of Prospect Energy. Mr. Vastardis has resigned as chief compliance officer effective July 31, 2006. Mr. Vastardis is a founder and president of Vastardis and of Vastardis Compliance. Vastardis serves as the Company’s sub-administrator. Mr. Vastardis founded Vastardis in August 2003 and Vastardis Compliance in June 2004. Vastardis Compliance performs chief compliance officer services for various registered investment companies and registered Investment Advisers. Prior to founding Vastardis, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of managing director at the renamed Investors Capital Services until he departed in 2003 to found Vastardis.

For information on the investment professionals of Prospect Capital Management, see “Investment Advisory Agreement — Investment personnel.”

Committees of the Board Of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2005, the Board of Directors of the Company held sixteen Board meetings, nine Audit Committee meetings, and three Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “independent accountants”) to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Basham, Davidson, and Parker, all of whom are not “interested persons” as defined in the 1940 Act and are considered independent under the National Association of Securities Dealers’ Marketplace Rules (the “NASD Marketplace Rules”). The Company’s Board of Directors has determined that each of Messrs. Basham and Parker is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The members to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The function of the Audit Committee is oversight. Management of the Company is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s shareholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to shareholder ratification).

In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee is entitled to rely on (a) the integrity of those persons within and outside the Company and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which is required to be promptly reported to the Board of Directors); and (c) statements made by the officers and employees of the Company, its Investment Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”) is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of four persons: Messrs. Basham, Davidson, Gremp and Parker, all of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The Nominating and Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter.

The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to William E. Vastardis, Secretary, Prospect Energy Corporation, 10 East 40th Street, Suite 4400, New York, NY 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASD Marketplace Rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it is appropriate for certain key members of the Company’s management to participate as members of the Board of Directors.

Corporate Governance

Corporate Governance Guidelines.  Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

Code of Conduct.  The Company has adopted a code of conduct which applies to, among others, its senior officers, including its chief executive officer and its chief financial officer, as well as every employee of the Company. The Company’s code of conduct is attached as an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC, and can be accessed via the Internet site of the SEC at http://www.sec.gov. The Company intends to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

Code of Ethics.  The Company and PCM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Internal Reporting and Whistle Blower Protection Policy.  The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s chief compliance officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chairman (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at Prospect Energy Corporation, Chief Compliance Officer, 10 East 40th Street, Suite 4400, New York, NY 10016.

The Audit Committee Chairman may be contacted at Walter V.E. Parker, Prospect Energy Corporation, Audit Committee Chairman, 10 East 40th Street, Suite 4400, New York, NY 10016.

Proxy Voting Policies And Procedures

We have delegated our proxy voting responsibility to the Investment Adviser. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See “Regulation — Proxy Voting Policies and Procedures.”

Compensation of Directors and Officers

The following table shows information regarding the compensation received by the independent directors and officers for the fiscal year ended June 30, 2005. No compensation is paid to directors who are “interested persons,” as that term is defined in the 1940 Act.

			Pension or	Total Compensation
	Aggregate		Retirement Benefits	from Company and
	Compensation from		Accrued as Part of	Fund Complex Paid
Name	the Company		Company Expenses(1)	to Director

Independent Directors
Michael E. Basham	$75,000		None	$75,000
Robert A. Davidson	$70,000		None	$70,000
Walter V. Parker	$75,000		None	$75,000
Interested Directors
John F. Barry III	None		None	None
M. Grier Eliasek	None		None	None
Executive Officers
William E. Vastardis(2)	—	(3)	None	—	(3)
Karen Gattegno(4)	$100,000		None	$100,000
Eugene S. Stark(5)	$50,000		None	$50,000
Mark N. Witt(6)	$12,500		None	$12,500

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Mr. Vastardis has served as chief compliance officer since January 4, 2005, and as chief financial officer, treasurer and secretary since April 30, 2005.

(3)	The compensation of William E. Vastardis for his service as chief financial officer, treasurer and secretary of the Company is paid by Vastardis, sub-administrator to the Company. Vastardis is in turn paid by the Company at a monthly rate of $18,750. The compensation of William E. Vastardis for his service as chief compliance officer of the Company is paid by Vastardis Compliance. Vastardis Compliance is in turn paid by the Company at a monthly rate of $6,250. In addition, the Company pays Vastardis Compliance for certain other services at the rate of $270 per hour. Both Vastardis and Vastardis Compliance determines the compensation to be paid to Mr. Vastardis with respect to the Company based on a case-by-case evaluation of the time and resources that is required to fulfill his duties to the Company. For the fiscal year ended June 30, 2005, the Company paid Vastardis Compliance approximately $44,045 for services rendered by Mr. Vastardis as chief compliance officer from January 4, 2005 through June 30, 2005. For the fiscal year ended June 30, 2005, the Company paid Vastardis approximately $37,500 for services rendered by Mr. Vastardis as chief financial officer, treasurer and secretary from April 30, 2005 through June 30, 2005.

(4)	Karen Gattegno served as chief compliance officer from June 9, 2004 until December 23, 2004, and as chief financial officer, treasurer and secretary from September 9, 2004 until December 23, 2004.

(5)	Eugene S. Stark served as chief financial officer from January 3, 2005 through April 29, 2005.

(6)	Mark N. Witt served as chief financial officer from June 9, 2004 through September 9, 2004.

The independent directors receive an annual fee of $70,000 plus reimbursement of any reasonable out-of-pocket expenses incurred. The chairman of each committee also receives an additional annual fee of $5,000. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Management services

Investment Advisory Agreement

Prospect Energy has entered into an Investment Advisory Agreement with Prospect Capital Management under which Prospect Capital Management, as investment adviser, subject to the overall supervision of Prospect Energy’s Board of Directors, will manage the day-to-day operations of, and provide investment advisory services to, Prospect Energy. For providing these services the Investment Adviser will receive a fee from Prospect Energy, consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% on Prospect Energy’s gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement during the period commencing from the closing of Prospect Energy’s initial public offering through and including the first six months of operations, the base management fee was payable monthly in arrears. Thereafter, for services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The quarterly base management fee is calculated based on the average value of Prospect Energy’s gross assets at the end of the two most recently completed calendar quarters (the closing of Prospect Energy’s initial public offering was treated as a quarter end for these purposes) and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated. If in the future the average amount of our gross assets for each of the two most recently completed calendar quarters, appropriately adjusted for any share issuances, repurchases or other transactions during such quarters, exceeds $750,000,000, our investment adviser has voluntarily agreed to waive 0.5% of the base management fee for that portion of the average amount of our gross assets that exceeds $750,000,000. This waiver may be terminated by the investment adviser at any time upon 90 days’ prior notice.

Our investment advisory fees were $0.521 million, $0.485 million, $1.554 million, $1.317 million and $1.808 million for the three months ended March 31, 2006, for the three months ended March 31, 2005, for the nine months ended March 31, 2006, for the nine months ended March 31, 2005 and for the twelve months ended June 30, 2005, respectively. The Income Incentive fees were $0.533 million, none, $1.041 million, none and none for the three months ended March 31, 2006, for the three months ended March 31, 2005, for the nine months ended March 31, 2006, for the nine months ended March 31, 2005 and for the twelve months ended June 30, 2005, respectively. At March 31, 2006 the Company owed the Investment Adviser $0.533 million in income incentive fees. Also, the Company was owed $0.005 million for legal costs and miscellaneous expenses that it paid on behalf of the Investment Advisor.

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on Prospect Energy’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that Prospect Energy receives from portfolio companies) accrued during the calendar quarter, minus Prospect Energy’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fees). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Thus, if we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Prospect Energy’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7% annualized). However, our Investment Adviser has voluntarily agreed that for each fiscal quarter after January 1, 2005, the quarterly hurdle rate will be equal to the greater of (a) 1.75% and (b) a percentage equal to the sum of the daily average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 0.50%. “Quoted treasury rate” means 25% of the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of computation for Five Year U.S. Treasury notes with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H). These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The voluntary agreement by the Investment Adviser that the hurdle rate be fluctuating for each fiscal quarter after January 1, 2005 (as discussed above) may be terminated by the Investment Adviser at any time upon 90 days’ prior notice. The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. Prospect Energy pays the Investment Adviser an income incentive fee with respect to Prospect Energy’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Prospect Energy’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Prospect Energy’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7% annualized hurdle rate); and (3) 20% of the amount of Prospect Energy’s pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7% annualized hurdle rate). These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of Prospect Energy’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, Prospect Energy calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for Prospect Energy’s calculation of the capital gains incentive fee equals the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the capital gains incentive fee for such period is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of its portfolio in all prior periods.

Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred a loss in that quarter due to realized or unrealized losses on our investments. The Investment Adviser has voluntarily agreed that, in the event it is paid an incentive fee at a time when our common stock is trading at a price below $15 per share for the immediately preceding 30 days (as adjusted for stock splits, recapitalizations and other transactions), it will cause the amount of such incentive fee payment to be held in an escrow account by an independent third party, subject to applicable regulations. This amount may not be drawn upon by the Investment Adviser or any affiliate or any other third party until such time as the price of our common stock achieves an average 30 day closing price of at least $15 per share. The Investment Adviser also has voluntarily agreed to cause 30% of any incentive fee that it is paid to be invested in shares of our common stock through an independent trustee. Any sales of such stock will comply with any applicable six month holding period under Section 16(b) of the Securities Act and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. Any change in these voluntary agreements will not be implemented without at least 90 days’ prior notice to stockholders and compliance with all applicable laws and regulations.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income-(base management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income-(base management fee + other expenses)) = 2.00%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee = 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income — 2.1875%)

= (100% × (2.00% — 1.75%)) + 0%

= 100% × 0.25% + 0%

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income (investment income-(base management fee + other expenses)) = 2.30%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee = 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income — 2.1875%)

= (100% × (2.1875% − 1.75%)) + the greater of 0% AND (20% × (2.30%

 − 2.1875%))

= (100% × 0.4375%) + (20% ×0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(1)	Represents 7% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made

•	Year 2: Fair market value (“FMV”) of investment determined to be $22 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Reduce base amount on which the second part of the incentive fee is calculated by $3 million

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by the realized gain of $1 million based on the sale at $21 million plus that portion, if any, of the $3 million unrealized loss in year 3 that was used to reduce the incentive fee paid in year 3.

Alternative 2

Assumptions

•	Year 1: $20 million investment made

•	Year 2: FMV of investment determined to be $17 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: FMV of investment determined to be $21 million

•	Year 5: FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $3 million

•	Year 3: No impact

•	Year 4: No impact

•	Year 5: No impact

•	Year 6: Reduce base amount on which the second part of the incentive fee is calculated by $2 million plus the amount, if any, of the unrealized capital depreciation from Year 2 that did not actually reduce the incentive fee that would otherwise have been payable to the Investment Adviser in prior years

Alternative 3

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”)

•	Year 2: FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”)

•	Year 2: FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

•	Year 3: FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

•	Year 4: FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million, and Investment B is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•	Year 3: Reduce base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation on Investment A)

•	Year 4: No impact

•	Year 5: Increase base amount on which the second part of the incentive fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) less the amount, if any, of the unrealized capital depreciation on Investment A from Year 3 and the unrealized capital depreciation on Investment B from Year 2 that did not actually reduce the incentive fees that would otherwise have been payable to the Investment Adviser in prior years.

Payment of our expenses

All investment professionals of the Investment Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Prospect Capital Management. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs under the sub-administration agreement, as further described below.

Duration and termination

The Investment Advisory Agreement was approved by our Board of Directors on June 23, 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors — Risks relating to our business and structure — We are dependent upon Prospect Capital Management’s key management personnel for our future success.”

Administration Agreement

Prospect Energy has also entered into an administration agreement with Prospect Administration under which Prospect Administration, among other things, provides administrative services and facilities for Prospect Energy. Prospect Administration has engaged Vastardis to serve as sub-administrator of Prospect Energy. For providing these services, Prospect Energy reimburses Prospect Administration for Prospect Energy’s allocable portion of overhead incurred by Prospect Administration in performing its obligations under the administration agreement, including rent, the fees of the sub-administrator for services provided with respect to Prospect Energy and Prospect Energy’s allocable portion of the compensation of its chief compliance officer and chief financial officer and their respective staffs. Prospect Administration also provides on Prospect Energy’s behalf managerial assistance to those portfolio companies to which Prospect Energy is required to provide such assistance. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of the Investment Adviser.

Prospect Administration, pursuant to the approval of our Board of Directors, has engaged Vastardis to serve as the sub-administrator of Prospect Energy to perform certain services required of Prospect Administration. This engagement began in May 2005 and runs on a month to month basis at the rate of $250,000 annually, payable monthly. Under the sub-administration agreement, Vastardis provides Prospect Energy with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Vastardis provides reports to the Administrator and the Directors of its performance of obligations and furnishes advice and recommendations with respect to such other aspects of the business and affairs of Prospect Energy as it shall determine to be desirable. Vastardis does not provide any advice or recommendation relating to the securities and other assets that Prospect Energy should purchase, retain or sell or any other investment advisory services to Prospect Energy. Vastardis is responsible for the financial and other records that either Prospect Energy (or the Administrator on behalf of Prospect Energy) is required to maintain and prepares reports to stockholders, and reports and other materials filed with the SEC and provides on Prospect Energy’s behalf significant managerial assistance to those portfolio companies to which Prospect Energy is required to provide such assistance under the 1940 Act or other applicable law. In addition, Vastardis assists Prospect Energy in determining and publishing Prospect Energy’s net asset value, overseeing the preparation and filing of Prospect Energy’s tax returns, and the printing and dissemination of reports to stockholders of Prospect Energy, and generally overseeing the payment of Prospect Energy’s expenses and the performance of administrative and professional services rendered to Prospect Energy by others.

The Company reimbursed Prospect Administration $0.082 million, $0.126 million, $0.225 million, $0.295 million and $0.266 million for the three months ended March 31, 2006, for the three months ended March 31, 2005, for the nine months ended March 31, 2006, for the nine months ended March 31, 2005 and for the twelve months ended June 30, 2005, respectively, for services it provided to Prospect Energy at cost. The Company also reimbursed Prospect Administration for certain expenses which Prospect Administration initially funded on behalf of the Company. At March 31, 2006, the Company was owed $0.028 million for tax compliance fees and miscellaneous expenses that it paid on behalf of Prospect Administration.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Energy for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management’s services under the Investment Advisory Agreement or otherwise as the Investment Adviser of Prospect Energy.

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Energy for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the administration agreement or otherwise as administrator for Prospect Energy.

Under the sub-administration agreement, Vastardis and its officers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with Vastardis, is not liable to the Administrator or Prospect for any action taken or omitted to be taken by Vastardis in connection with the performance of any of its duties or obligations or otherwise as sub-administrator for the Administrator on behalf of Prospect Energy. The agreement also provides that, absent willful misfeasance, bad faith or negligence in the performance of Vastardis’ duties or by reason of the reckless disregard of Vastardis’ duties and obligations, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis is entitled to indemnification from the Administrator and Prospect Energy. All damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Administrator or Prospect Energy or the security holders of Prospect Energy) arising out of or otherwise based upon the performance of any of Vastardis’ duties or obligations under the agreement or otherwise as sub-administrator for the Administrator on behalf of Prospect Energy.

Board approval of the Investment Advisory Agreement

On May 15, 2006, the Audit Committee and Board of Directors of the Company each voted unanimously to renew the Investment Advisory Agreement for the one year period beginning June 24, 2006. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by the Investment Adviser; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of the Investment Adviser and any existing and potential sources of indirect income to the Investment Adviser or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of the Investment Adviser and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested directors, concluded that the investment advisory fee rates were reasonable in relation to the services to be provided.

Portfolio Managers

The following individuals function as portfolio managers primarily responsible for the day-to-day management of the Company’s portfolio. The Company’s portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

		Length of Service
		with Company
Name	Position	(years)

John F. Barry	Chairman and Chief Executive Officer	2
M. Grier Eliasek	President and Chief Operating Officer	2

Mr. Eliasek receives no compensation from Prospect Energy. Mr. Eliasek receives a salary and bonus from Prospect that takes into account his role as a senior officer of Prospect and of Prospect Energy, his performance and the performance of each of Prospect and Prospect Energy. Mr. Barry receives no compensation from Prospect Energy. Mr. Barry, as the sole member of Prospect Capital Management, receives no salary or bonus from Prospect Capital Management but is entitled to equity distributions after all other obligations are met.

The following table sets forth the dollar range of common stock of the Company beneficially owned by each of the portfolio managers described above as of May 27, 2006.

	Aggregate Dollar Range of Common Stock
Name	Beneficially Owned by Manager

John F. Barry	Over $	100,000
M. Grier Eliasek		$10,001-$50,000

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The company received $0.071 million, $0.148 and $0.077 million for the three months ended March 31, 2006, the nine months ended March 31, 2006, and for the twelve months ended June 30, 2005, respectively, of these assistance fees from GSHI. These fees are paid to the Investment Adviser.

License Agreement

We entered into a license agreement with Prospect Capital Management, pursuant to which Prospect Capital Management agreed to grant us a nonexclusive, royalty free license to use the name “Prospect Energy.” Under this agreement, we have a right to use the Prospect Energy name, for so long as Prospect Capital Management or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we have no legal right to the Prospect Energy name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our chairman of the board is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our directors and executive officers and the principals of our Investment Adviser, Prospect Capital Management, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of Prospect intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks relating to our business and structure — There are significant potential conflicts of interest which could impact our investment returns.”

In addition, pursuant to the terms of the administration agreement, Prospect Administration provides, or arranges to provide, us with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management, our investment adviser, is the sole member of and controls Prospect Administration. Prospect Administration, pursuant to the approval of our Board of Directors, has engaged Vastardis to serve as the sub-administrator of the Company. Our chief financial officer, treasurer, secretary and chief compliance officer is the founder and president of Vastardis.

We have no intention of investing in any portfolio company in which Prospect or any affiliate currently has an investment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of May 27, 2006, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of May 27, 2006, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

			Percentage of
			Common Stock
Name and Address	Type of Ownership	Shares Owned	Outstanding(1)

Prospect Capital Management, LLC(2)	Record and beneficial	9,631.457	*
All officers and directors as a group (7 persons)(3)	Record and beneficial	149,059.7628	2.11%

*	Represents less than 1%.

(1)	Does not reflect shares of common stock reserved for issuance upon any exercise of any underwriters’ overallotment option.

(2)	John F. Barry is a control person of Prospect Capital Management, LLC.

(3)	Represents shares of common stock held by Prospect Capital Management, LLC. Because John F. Barry controls Prospect Capital Management, LLC, he may be deemed to be the beneficial owner of shares of our common stock held by Prospect Capital Management, LLC. The address for all officers and directors is c/o Prospect Energy Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of December 31, 2005. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities
Name of Director	in the Company(2)

Independent Directors
Michael E. Basham	$10,000 — $50,000
Robert A. Davidson	$10,000 — $50,000
Walter V. Parker	None
Interested Directors
John F. Barry III(1)	Over $100,000
M. Grier Eliasek	$10,000 — $50,000
Executive Director(s)
William E. Vastardis	Over $100,000

(1)	Represents an indirect beneficial ownership in shares of our common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry’s position as a control person of Prospect Capital Management.

(2)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we currently have a debt or equity investment at March 13, 2006. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership.

The portfolio companies are presented in three categories: “companies more than 25% owned” which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%” which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s Board of Directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned” which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. As of March 31, 2006, the Company owns 100% of the outstanding common equity shares of GSHI, and 51% of Worcester Energy Partners, Inc. and certain of its affiliates and therefore has a controlling interest in each case. Excluding intermediary wholly owned holding companies, the Company has no other controlled or affiliated investments. We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ Board of Directors.

			Value of
Name of	Nature of its	Title and Class of	Portfolio	Amount of
Portfolio Company	Principal Business	Securities Held	Company Held	All Loans
			(in millions)

Companies more than 25% owned
Gas Solutions Holding, Inc.	Texas/Gas gathering and processing	Bank notes/senior secured debt and common equity	12.3	18.4
Worcester Energy Partners, Inc.	Maine/Wood processing and biomass power generation	Senior secured debt convertible preferred stock and common equity	0.0	13.3
Companies 5% to 25% owned
Arctic Acquisition Corp.	Texas/Oil field services	Senior secured debt financing and warrants for common and preferred	1.0	8.1
Appalachian Energy Holding, LLC	W. Virginia/Energy Services	Senior secured debt, preferred equity and penny warrants	0.4	2.8
Companies less than 5% owned
Miller Petroleum, Inc.	Tennessee/Oil and gas production	Senior secured debt financing and warrants	0.2	0.0
Whymore Coal Company	Kentucky/Coal production	Senior secured debt and preferred equity	0.1	6.9
Stryker Energy II, LLC	Ohio/Oil and gas production	Common shares, preferred shares and senior secured debt	1.5	13.1
Natural Gas Systems, Inc.	Texas/Oil and gas production	Senior secured debt financing, revocable and non-revocable warrants	0.4	4.7
Unity Virginia Holdings LLC	Virginia/Coal Mining	Secured subordinated debt and redeemable preferred stock	0.0	3.5
Genesis Coal Company, LLC	Kentucky/Coal Production	Senior secured debt and preferred equity	0.0	6.7

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market price is not readily available are valued at fair value, with the assistance of an independent valuation service, using a valuation policy and a consistently applied valuation process which is under the direction of our Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”

The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

As part of the fair valuation process, the Audit Committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in noncertificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder’s account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We may use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ National Market on the valuation date for such dividend. If we use newly-issued shares to implement the plan, the valuation date will not be earlier than the last day that stockholders have the right to elect to receive cash in lieu of shares. Market price per share on that date will be the closing price for such shares on The NASDAQ National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan is paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at (888) 888-0313.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of our common stock.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “Straddle,” “Hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election To Be Taxed As A RIC

As a business development company, we have qualified and elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation As A RIC

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% non-deductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years. We currently intend to make sufficient distributions each taxable year such that we will not be subject to federal income or excise taxes on our net income.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax, and could result in a reduced after-tax yield on the portion of our assets held there.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. See “Failure to Obtain RIC Tax Treatment” below. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be taxed as a RIC” above.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

To the extent that we invest in equity securities of entities that are treated as partnerships for federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether the partnership is a “qualified publicly traded partnership” or not. If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests, as described above. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation Of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2008, to the extent such distributions paid by us to noncorporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to long term capital gains (currently a maximum tax rate of 15%) provided that we properly designate such distribution as derived from “qualified dividend income.” In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital losses may be subject to other limitations under the code.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Noncorporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

Taxation Of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of federal income tax at a rate of 30% (or lower rate provided by an applicable treaty)

to the extent of our current and accumulated earnings and profits. However, effective for taxable years beginning before January 1, 2008, we generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of federal income tax if they had been earned directly by a Non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of federal income tax if they had been earned directly by a Non-U.S. stockholder, in each case only to the extent that such distributions are properly designated by us as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to federal withholding tax and generally will not be subject to federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of federal income tax at a rate of 30% on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% federal withholding tax. In addition, with respect of dividends paid or deemed paid to Non-U.S. stockholders on or before December 31, 2007, that are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as “real estate investment trusts” (“REITs”) and also may include certain REIT capital gain dividends, will generally be subject to federal income tax and will give rise to an obligation for those Non-U.S. stockholders to file a federal income tax return, and may be subject to withholding tax as well under future regulations.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gains (including deemed distributions) to Non-U.S. stockholders, and gains realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.001 per share, all of which is initially classified as common stock. Our common stock is traded on The NASDAQ National Market under the symbol “PSEC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2006, 2007 and 2008 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of Directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

General

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

Terms

For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

Rank

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

Dividends

Unless otherwise specified in the applicable prospectus supplement, the preferred stock will have the rights with respect to payment of dividends set forth below.

Holders of the preferred stock of each series will be entitled to receive, when, as and if authorized by our board of directors and declared by us, out of our assets legally available for payment, cash dividends in the amounts and on the dates as will be set forth in, or pursuant to, the applicable prospectus supplement. Each dividend will be payable to holders of record as they appear on our share transfer books on the record dates as are fixed by our board of directors.

Dividends on any series of preferred stock may be cumulative or non-cumulative, as provided in the applicable prospectus supplement. Dividends, if cumulative, will be cumulative from and after the date set forth in the applicable prospectus supplement. If the board of directors fails to declare a dividend payable on a dividend payment date on any series of preferred stock for which dividends are non-cumulative, then the holders of this series of preferred stock will have no right to receive a dividend in respect of the related dividend period and we will have no obligation to pay the dividend accrued for the period, whether or not dividends on this series of preferred stock are declared payable on any future dividend payment date.

If preferred stock of any series is outstanding, no full dividends will be declared or paid or set apart for payment on any of our stock of any other series ranking, as to dividends, on a parity with or junior to the preferred stock of this series for any period unless:

•	if this series of preferred stock has a cumulative dividend, full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for the payment for all past dividend periods; or

•	if this series of preferred stock does not have a cumulative dividend, full dividends for the then current dividend period have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for the payment on the preferred stock of this series.

When dividends are not paid in full or a sum sufficient for the full payment is not so set apart upon preferred stock of any series and the shares of any other series of preferred stock ranking on a parity as to dividends with the preferred stock of this series, all dividends declared upon the preferred stock of this series and any other series of preferred stock ranking on a parity as to dividends with the preferred stock will be declared pro rata so that the amount of dividends declared per share of preferred stock of this series and the other series of preferred stock will in all cases bear to each other the same ratio that accrued dividends per share on the preferred stock of this series and the other series of preferred stock, which shall not include any accumulation in respect of unpaid dividends for prior dividend periods if the preferred stock does not have a cumulative dividend, bear to each other. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on preferred stock of this series which may be in arrears.

Except as provided in the immediately preceding paragraph, unless (a) if this series of preferred stock has a cumulative dividend, full cumulative dividends on the preferred stock of this series have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods, and (b) if this series of preferred stock does not have a cumulative dividend, full dividends on the preferred stock of this series have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for the then current dividend period, no dividends, other than in shares of common stock or other stock ranking junior to the preferred stock of this series as to dividends and upon liquidation, may be declared or paid or set aside for payment or other distribution may be declared or made upon the common stock, or any of our other stock ranking junior to or on a parity with the preferred stock of this series as to dividends or upon liquidation, nor may any shares of common stock, or any other of our capital stock ranking junior to or on a parity with the preferred stock of this series as to dividends or upon liquidation, be redeemed, purchased or otherwise acquired for any consideration or any moneys be paid to or made available for a sinking fund for the redemption of any of the shares by us except by conversion into or exchange for other shares of our stock ranking junior to the preferred stock of this series as to dividends and upon liquidation.

Redemption

If so provided in the applicable prospectus supplement, the preferred stock will be subject to mandatory redemption or redemption at our option, as a whole or in part, in each case upon the terms, at the times and at the redemption prices set forth in the prospectus supplement.

The prospectus supplement relating to a series of preferred stock that is subject to mandatory redemption will specify the number of shares of the preferred stock that shall be redeemed by us in each year commencing after a date to be specified, at a redemption price per share to be specified, together with an amount equal to all accumulated and unpaid dividends thereon which will not, if the preferred stock does not have a cumulative dividend, include any accumulation in respect of unpaid dividends for prior dividend periods, to the date of redemption. The redemption price may be payable in cash or other property, as specified in the applicable prospectus supplement.

Notwithstanding the foregoing, unless (a) if this series of preferred stock has a cumulative dividend, full cumulative dividends on all shares of any series of preferred stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods, and (b) if this series of preferred stock does not have a cumulative dividend, full dividends on the preferred stock of any series have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for the then current dividend period, no shares of any series of preferred stock may be redeemed unless all outstanding preferred stock of this series is simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase or acquisition of preferred stock of this series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding preferred stock of this series. In addition, unless (a) if this series of preferred stock has a cumulative dividend, full cumulative dividends on all outstanding shares of any series of preferred stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods, and (b) if this series of preferred stock does not have a cumulative dividend, full dividends on the preferred stock of any series have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for the then current dividend period, we may not purchase or otherwise acquire, directly or indirectly, any shares of preferred stock of this series except by conversion into or exchange for our capital stock ranking junior to the preferred stock of this series as to dividends and upon liquidation; provided, however, that the foregoing shall not prevent the purchase or acquisition of preferred stock of this series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding preferred stock of this series.

If fewer than all of the outstanding shares of preferred stock of any series are to be redeemed, the number of shares to be redeemed will be determined by us and the shares may be redeemed pro rata from the holders of record of the shares in proportion to the number of the shares held or for which redemption is requested by the holder, with adjustments to avoid redemption of fractional shares, or by lot in a manner determined by us.

Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of record of preferred stock of any series to be redeemed at the address shown on our share transfer books. Each notice will state:

•	the redemption date;

•	the number of shares and series of the preferred stock to be redeemed;

•	the redemption price;

•	the place or places where certificates for the preferred stock are to be surrendered for payment of the redemption price;

•	that dividends on the shares to be redeemed will cease to accumulate on the redemption date; and

•	the date upon which the holder’s conversion rights, if any, as to the shares will terminate.

If fewer than all the shares of preferred stock of any series are to be redeemed, the notice mailed to each holder thereof shall also specify the number of shares of preferred stock to be redeemed from each holder. If notice of redemption of any preferred stock has been given and if the funds necessary for the redemption have been set aide by us in trust for the benefit of the holders of any preferred stock so called for redemption, then from and after the redemption date dividends will cease to accumulate on the preferred stock, and all rights of the holders of the preferred stock will terminate, except the right to receive the redemption price.

Liquidation Preference

Upon any voluntary or involuntary liquidation, dissolution or winding up of our affairs, then, before any distribution or payment shall be made to the holders of any common stock or any other class or series of our stock ranking junior to the preferred stock of this series in the distribution of assets upon any liquidation, dissolution or winding up of our company, the holders of the preferred stock are entitled to receive out of our assets of our company legally available for distribution to stockholders liquidating distributions in the amount of the liquidation preference per share that is set forth in the applicable prospectus supplement, plus an amount equal to all dividends accumulated and unpaid thereon, which will not include any accumulation in respect of unpaid dividends for prior dividend periods if the preferred stock does not have a cumulative dividend. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of preferred stock will have no rights or claim to any of our remaining assets. In the event that, upon any voluntary or involuntary liquidation, dissolution or winding up, our available assets are insufficient to pay the amount of the liquidating distributions on all outstanding preferred stock of this series and the corresponding amounts payable on all shares of other classes or series of capital stock of our company ranking on a parity with the preferred stock in the distribution of assets, then the holders of the preferred stock and all other classes or series of capital stock will share ratably in any distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

Our consolidation or merger with or into any other entity, or the merger of another entity with or into our company, or a statutory share exchange by us, or the sale, lease or conveyance of all or substantially all of our property or business, will not be deemed to constitute a liquidation, dissolution or winding up of our company.

In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares of our stock or otherwise, is permitted under Maryland law, amounts that would be needed, if we were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of holders of shares of the preferred stock will not be added to our total liabilities.

Voting Rights

Except as otherwise provided in the prospectus supplement or as otherwise required by law, holders of preferred stock will have equal voting rights (one vote per share) with holders of common stock and any other preferred stock, and will vote together with holders of common stock and any other preferred stock as a single class.

Holders of outstanding preferred stock and other preferred stock, voting as a separate class, are entitled to elect two of the Company’s directors. The remaining directors are elected by holders of common stock, preferred stock and other preferred stock, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred stock or other preferred stock are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred stock and other preferred stock is that the number of directors constituting the Board will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred stock and other preferred stock, as described above, would constitute a majority of the Board. The holders of preferred stock and other preferred stock will be entitled to elect that smallest number of additional directors at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which directors are to be elected. The terms of office of the persons who are directors at the time of that election will continue. If the Company thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred stock and other preferred stock, the special voting rights stated above will cease, and the terms of office of the additional directors elected by the holders of preferred stock and other preferred stock will automatically terminate.

So long as any preferred stock are outstanding, the Company will not, without the affirmative vote or consent of the holders of a majority of the preferred stock outstanding at the time (voting together as a separate class):

(a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the preferred stock with respect to payment of dividends or the distribution of assets on liquidation, or authorize, create or issue additional shares of any series of the preferred stock or any other class or series of shares ranking prior to or on a parity with the preferred stock with respect to the payment of dividends or the distribution of assets on liquidation, unless, in the case of other preferred stock on parity with the preferred stock, the Company obtains written confirmation from a nationally recognized statistical rating organization (“NRSRO”)or any substitute rating agency (if any such substitute rating agency is then rating the preferred stock) that the issuance of such additional class or series would not impair the rating then assigned by such rating agency to the preferred stock and the Company continues to comply with Section 13 of the 1940 Act, the 1940 Act preferred stock Asset Coverage requirements and the preferred stock Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the preferred stock is not required;

(b) amend, alter or repeal the provisions of the Articles of Incorporation or Bylaws, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the preferred stock or holders of preferred stock; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of preferred stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of preferred stock and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the preferred stock with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company will be deemed to affect such preferences, rights or powers only if an NRSRO is then rating the preferred stock and such issuance would, at the time thereof, cause the Company not to satisfy the 1940 Act preferred stock asset coverage or the preferred stock basic maintenance Amount;

(c) authorize the Company’s conversion from a closed-end to an open-end investment company; or

(d) approve any reorganization (as such term is used in the 1940 Act) adversely affecting the preferred stock.

In the case of an event described in (c) or (d) above, the required approval by holders of preferred stock will be satisfied if there is an affirmative vote or consent of holders of a “majority of outstanding voting securities” (within the meaning of Section 2(a)(42) of the 1940 Act) with respect to the preferred stock.

So long as any shares of the preferred stock are outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least 66 and 2/3% of the preferred stock outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law.

To the extent permitted under the 1940 Act, the Company will not approve any of the actions set forth in (a) or (b) above that materially and adversely affects the rights expressly set forth in the Company’s Articles of Incorporation, of a holder of a series of the preferred stock or other preferred stock differently than those of a holder of shares of any other series of preferred stock or other preferred stock without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. However, to the extent permitted by the Company’s Articles of Incorporation, no vote of holders of common stock, either separately or together with holders of preferred stock and other preferred stock as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common stock will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would materially and adversely affect the contract rights of the holders of common stock expressly set forth in the Company’s charter.

The foregoing voting provisions will not apply with respect to the preferred stock if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

Conversion Rights

The terms and conditions, if any, upon which any series of preferred stock is convertible into shares of common stock will be set forth in the applicable prospectus supplement. The terms will include the number of shares of common stock into which the shares of preferred stock are convertible, the conversion price, or manner of calculation thereof, the conversion period, provisions as to whether conversion will be at the option of the holders of our preferred stock or us, the events requiring an adjustment of the conversion price and provisions affecting conversion in the event of the redemption of the preferred stock.

Stockholder Liability

Maryland law provides that no stockholder, including holders of preferred stock, will be personally liable for our acts and obligations and that our funds and property shall be the only recourse for these acts or obligations.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock;

•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

Warrant certificates will be exchangeable for new warrant certificates of different denominations and warrants may be exercised at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement. Prior to the exercise of their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise or to any dividend payments or voting rights as to which holders of the shares of common stock or preferred stock purchasable upon such exercise may be entitled.

Each warrant will entitle the holder to purchase for cash such number of shares of common stock or preferred stock, at such exercise price as will, in each case, be set forth in, or be determinable as set forth in, the applicable prospectus supplement relating to the warrants offered thereby. Unless otherwise specified in the applicable prospectus supplement, warrants may be exercised at any time up to 5:00 p.m. New York City time on the expiration date set forth in applicable prospectus supplement. After 5:00 p.m. New York City time on the expiration date, unexercised warrants will be void.

Warrants may be exercised as set forth in the applicable prospectus supplement relating to the warrants. Upon receipt of payment and the warrant certificate properly completed and duly executed at the corporate office of the warrant agent or any other office indicated in the applicable prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants are presented by such warrant certificate of exercise, a new warrant certificate will be issued for the remaining amount of warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Prospect Energy and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

General

We may issue debt securities in one or more series under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange;

•	the name and address of the trustee; and

•	any other terms.

The prospectus supplement or other offering material will describe the federal income tax consequences and other special considerations applicable to any debt securities.

Covenants

The prospectus supplement or other offering material will describe any material covenants of a series of debt securities.

Events of Default

With respect to a series of debt securities, any one of the following events may constitute an event of default as provided in the prospectus supplement:

•	failure to pay any interest on any debt security of that series when due, continued for 30 days;

•	failure to pay principal of or any premium on any debt security of that series when due;

•	failure to deposit any sinking fund payment, when due, in respect of any debt security of that series;

•	certain events involving our bankruptcy, insolvency or reorganization; or

•	any other event of default provided with respect to debt securities of that series.

Additional or different events of default applicable to a series of debt securities may be described in a prospectus supplement or other offering material. An event of default of one series of debt securities is not necessarily an event of default for any other series of debt securities. The prospectus supplement or other offering material relating to any series of debt securities that are original issue discount securities will contain the particular provisions relating to acceleration of the stated maturity of a portion of the principal amount of that series of original issue discount securities upon the occurrence and continuation of an event of default.

Modification and Waiver

We may modify and amend the indenture with the consent of the holders of not less than the majority in aggregate principal amount of the outstanding debt securities of each series which is affected.

1940 Act Requirements

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

REGULATION

We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any Investment Advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. We focus on energy companies and will invest, under normal circumstances, at least 80% of our net assets (including the amount of any borrowings for investment purposes) in these companies. This 80% investment policy is not fundamental and, as a result, we may change this policy without first obtaining your approval. However, we may not change or modify this policy unless we provide you with at least 60 days’ prior notice pursuant to Rule 35d-1 under the 1940 Act.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

1. does not have any class of securities with respect to which a broker or dealer may extend margin credit;

2. is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

3. is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”

Code of Ethics

We and Prospect Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Investment Concentration

Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of energy companies. In this respect, we concentrate in the energy sector and invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in energy companies. This 80% policy is not a fundamental policy and therefore may be changed without the approval of our stockholders. However, we may not change or modify this policy unless we provide our stockholders with at least 60 days prior notice, pursuant to Rule 35d-1 of the 1940 Act.

Compliance Policies and Procedures

We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. William E. Vastardis serves as Chief Compliance Officer for both Prospect Energy and our Investment Adviser.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.

Introduction.  As an investment adviser registered under the Investment Advisers Act of 1940, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for Prospect Capital Management’s Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Investment Advisers Act of 1940.

Proxy policies.  These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize shareholder value and vote in its clients’ best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

Elections of directors.  In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of auditors.  Prospect Capital Management believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation.

Changes in capital structure.  Changes in a company’s charter, articles of incorporation or by-laws may be required by state or federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the company’s management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.

Corporate restructurings, mergers and acquisitions.  Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

Proposals affecting shareholder rights.  Prospect Capital Management will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate governance.  Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the shareholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.

Anti-takeover measures.  The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock splits.  Prospect Capital Management will generally vote with management on stock split matters.

Limited liability of directors.  Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.

Social and corporate responsibility.  The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy voting procedures.  Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize shareholder value and vote in its clients’ best interests, the Proxy Voting Committee will vote the proxy.

Proxy voting committee.  Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

Conflicts of interest.  Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer’s proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients’ best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting.  Each account’s custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.

Proxy recordkeeping.  Prospect Capital Management must retain the following documents pertaining to proxy voting:

•	copies of its proxy voting polices and procedures;

•	copies of all proxy statements;

•	records of all votes cast by Prospect Capital Management;

•	copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

•	copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.

All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

Proxy voting records.  Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management, LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our Securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, Ohio 45202, Attention: Mutual Fund Custody Services, facsimile: (651) 767-9164. American Stock Transfer & Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of all operations through December 31, 2005, we have not paid any brokerage commissions. Subject to policies established by our Board of Directors, the Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for Prospect Energy, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, Prospect Energy will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and Prospect Energy and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may sell the Securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; or (c) through agents. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of Securities underwritten or purchased by each of them;

•	the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the Securities may be listed.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may use Stock to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any Securities, the Securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the Securities will be subject to certain conditions precedent.

The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed 5%. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the Securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

Any of our common stock sold pursuant to a prospectus supplement will be listed on The NASDAQ National Market, or another exchange on which our common stock is traded.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Prospect Energy by Clifford Chance US LLP, New York, NY, and Venable LLP as special Maryland counsel. Clifford Chance US LLP also represents Prospect Capital Management.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman LLP is the independent registered public accounting firm of Prospect Energy.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2005, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

Financial Statements

UNAUDITED FINANCIAL STATEMENTS
Balance Sheets as of March 31, 2006 and June 30, 2005	F-2
Schedule of Investments as of March 31, 2006	F-3
Schedule of Investments as of June 30, 2005	F-6
Statements of Operations for the three and nine months ended March 31, 2006, for the three and nine months ended March 31, 2005 and for the twelve months ended June 30, 2005	F-8
Statement of Stockholders’ Equity	F-9
Statements of Cash Flows for the nine months ended March 31, 2006, for the nine months ended March 31, 2005 and for the twelve months ended June 30, 2005	F-10
Notes to Unaudited Financial Statements	F-11

AUDITED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm	F-19
Balance Sheets as of June 30, 2005 and June 30, 2004	F-20
Schedule of Investments as of June 30, 2005	F-21
Statements of Operations for the year ended June 30, 2005 and for the period from April 13, 2004* through June 30, 2004	F-23
Statement of Stockholders’ Equity for the period from April 13, 2004* through June 30, 2005	F-24
Statements of Cash Flows for the year ended June 30, 2005 and for the period from April 13, 2004* through June 30, 2004	F-25
Notes to Financial Statements	F-26

*	Commencement of operations

PROSPECT ENERGY CORPORATION

BALANCE SHEETS

	March 31,	June 30,
	2006	2005
	(Unaudited)
	(In thousands, except share and per share amounts)

ASSETS
Cash held in segregated account (Note 3)	$1,060	$9,587
Investment in controlled entity, Gas Solutions Holdings, Inc. at value (cost — $36,618 and $23,327, respectively, Note 3)	44,045	29,500
Investments in uncontrolled entities, at value (cost — $59,887 and $64,197, respectively, Note 3)	60,196	64,366
Accrued interest receivable	379	206
Due from Gas Solutions Holdings, Inc. (Note 3)	—	201
Due from Prospect Capital Management, LLC (Note 5)	5	—
Due from Prospect Administration, LLC (Note 5)	28	—
Prepaid expenses	147	49
Deferred financing fees	222	—

Total assets	$106,082	$103,909

LIABILITIES
Accrued liabilities	$762	$818
Due to Prospect Capital Management, LLC (Note 5)	608	77
Other current liabilities	110	47

Total liabilities	1,480	942

Commitments and contingencies (Notes 3 and 7) Stockholders’ equity (Notes 1, 4 and 6) Common stock, par value $.001 per share, 100,000,000 and 100,000,000 common shares authorized, respectively, 7,061,940 and 7,055,100 issued and outstanding, respectively	7	7
Paid-in capital in excess of par	97,136	96,955
Distributions in excess of net investment income	(275)	(337)
Net unrealized appreciation	7,734	6,342

Total stockholders’ equity	104,602	102,967

Total liabilities and stockholders’ equity	$106,082	$103,909

Net asset value per share	$14.81	$14.59

See notes to financial statements.

PROSPECT ENERGY CORPORATION

SCHEDULE OF INVESTMENTS
March 31, 2006

		Principal
	Locale/	Amount/			% of Net
Portfolio Investments (1)	Industry	Shares	Cost	Fair Value (2)	Assets
	(Unaudited)
	(In thousands, except share amounts)

Gas Solutions Holdings, Inc.(4)	Texas/Gas gathering and processing
— Common shares		100	$4,874	$12,300	11.8%
— Subordinated secured note, 18.00% due 12/23/2012		$18,400	18,400	18,400	17.6%

— Total			23,274	30,700	29.4%

Worcester Energy Company, Inc.(5)
— Common shares		282	—	—	0.0%
— Preferred stock, Convertible, Series A		1,000	—	1	0.0%
— Senior secured note, 12.50% due 1/31/2009		$13,591	13,344	13,344	12.8%

— Total			13,344	13,345	12.8%

— Total Controlled Entities			36,618	44,045	42.2%

Unity Virginia Holdings, LLC(3)	Virginia/Coal production
— Subordinated secured note, 30.00% due 1/31/2009		$3,604	3,522	3,522	3.4%

Stryker Energy II, LLC(3)	Ohio/Oil and gas production
— Common shares, Class A		931	931	931	0.9%
— Preferred shares, Class B		539	539	539	0.5%
— Senior secured note, 14.12% due 4/8/2010		$13,330	13,129	13,129	12.6%

— Total			14,599	14,599	14.0%

Whymore Coal(3)	Kentucky/ Coal production
— Preferred shares, Convertible, Series A		1,000	—	145	0.1%
— Senior secured note, 15.00% due 3/31/2009		$6,860	6,897	6,860	6.6%

— Total			6,897	7,005	6.7%

Natural Gas Systems, Inc.(3)	Texas/Oil and gas production
— Warrants, Expiring 2/2/2010		600,000	160	240	0.2%

		Principal
	Locale/	Amount/			% of Net
Portfolio Investments (1)	Industry	Shares	Cost	Fair Value (2)	Assets
	(Unaudited)
	(In thousands, except share amounts)

— Warrants, Revocable, Expiring 2/2/2010		400,000	50	160	0.2%
— Warrants, Revocable, Expiring 2/2/2010		200,000	—	20	0.0%
— Warrants, revocable, Expiring 2/2/2010		150,000	20	10	0.0%
— Senior secured note, 14.00% due 2/2/2010		$5,000	4,738	4,738	4.5%

— Total			4,968	5,168	4.9%

Miller Petroleum, Inc.(3)	Tennessee/Oil and gas production
— Warrants, Expiring 5/4/2010		630,000	150	150	0.1%
Arctic Acquisition Corporation(3)	Texas/Oilfield services
— Warrants, Common shares, Expiring 7/19/2012		596,251	507	507	0.5%
— Warrants, Preferred shares, Expiring 7/19/2012		1,054	507	507	0.5%
— Senior secured note, 13.00% due 6/15/2009		$9,250	8,169	8,169	7.8%

— Total			9,183	9,183	8.8%

Genesis Coal Corporation(3)	Kentucky/ Coal production
— Warrant, Preferred shares, Expiring 1/31/2016		1,000	33	33	0.0%
— Senior secured note, 15.86% due 12/31/2010		$6,925	6,725	6,725	6.4%

— Total			6,758	6,758	6.4%

Appalachian Energy Holdings LLC(3)	West Virginia/ Oilfield and coal services
— Preferred shares			30	30	0.0%
— Warrants, Preferred shares, Expiring 2/14/2016		3,000	172	172	0.2%
— Warrants, Common shares, Expiring 2/14/2016		3,065	176	176	0.2%
— Senior secured note, 14.00% due 2/14/2011		$3,000	2,752	2,752	2.6%

— Total			3,130	3,130	3.0%

— Total Portfolio Investments			85,825	93,560	89.5%

PROSPECT ENERGY CORPORATION

SCHEDULE OF INVESTMENTS
March 31, 2006 (continued)

		Principal
	Yield to	Amount/			% of Net
Portfolio Investments (1)	Maturity (6)	Shares	Cost	Fair Value (2)	Assets
	(Unaudited)
	(In thousands, except share amounts)

U.S. Government Security

Federal Home Loan Bank Discount Note 1/5/2006	4.37%	$2,000	1,999	1,999	1.9%

Money Market Funds	Shares

First American Prime Obligation Fund (Class Y)	4,800,000	4,800	4,800	4.6%
Fidelity Institutional Government Portfolio (Class I)	3,882,912	3,882	3,882	3.7%

Total		8,682	8,682	8.3%

Total Uncontrolled Entities		59,888	60,196	57.5%

Total Investments		$96,506	$104,241	99.7%

(1)	The securities in which Prospect Energy has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act”. These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the Board of Directors of Prospect Energy (Note 2)

(3)	Non-control/non-affiliate position.

(4)	Gas Solutions Holdings Inc. is a wholly owned and controlled investment of Prospect Energy.

(5)	Worcester Energy Company Inc. is a wholly owned and controlled investment of Prospect Energy.

(6)	Yield to maturity at time of purchase.

See notes to financial statements.

PROSPECT ENERGY CORPORATION

SCHEDULE OF INVESTMENTS
June 30, 2005

		Principal
	Locale/	Amount/		Fair	% of Net
Portfolio Investments (1)	Industry	Shares	Cost	Value(2)	Assets
	(In thousands, except share amounts)

Gas Solutions Holdings, Inc.(4)	Texas/Gas gathering and processing
— Common shares		100	$4,927	$11,100	10.6%
— Subordinated secured note, 18.00% due 12/23/2012		$18,400	18,400	18,400	17.9%

— Total			23,327	29,500	28.5%

Unity Virginia Holdings, LLC(3)	Virginia/Coal production
— Preferred stock, 100%, non-voting		100	585	585	0.6%
— Subordinated secured note, 17.65% due 1/31/2009		$3,315	3,210	3,210	3.1%

— Total			3,795	3,795	3.7%

Stryker Energy II, LLC(3)	Ohio/Oil and gas production
— Common shares, Class A		931	931	947	0.9%
— Preferred shares, Class B		539	539	539	0.5%
— Senior secured note, 14.12% due 4/8/2010		$8,330	8,177	8,177	7.9%

— Total			9,647	9,663	9.3%

Whymore Coal(3)	Kentucky/Coal production
— Preferred shares, Convertible, Series A		1,000	—	123	0.1%
— Senior secured note, 15.00% due 3/31/2009		$4,885	4,885	4,885	4.7%

— Total			4,885	5,008	4.8%

Natural Gas Systems, Inc.(3)	Texas/Oil and gas production
— Warrants		1,000,000	210	175	0.2%
— Senior secured note, 14.00% due 2/3/2010		$4,000	3,729	3,746	3.6%

— Total			3,939	3,921	3.8%

Miller Petroleum, Inc.(3)	Tennessee/Oil and gas production
— Warrants, Expiring 5/4/2010		630,000	$365	$365	0.4%
— Senior secured note, 12.50% due 8/21/2006		$3,150	2,730	2,778	2.7%

— Total			3,095	3,143	3.1%

Total Portfolio Investments			48,688	55,030	53.2%

	Yield to
U.S. Government Securities	Maturity(5)

U.S. Treasury Bill due 7/7/2005	2.52%	$5,518	5,516	5,516	5.4%
U.S. Treasury Bill due 7/14/2005	2.49%	9,514	9,505	9,505	9.2%
U.S. Treasury Bill due 7/21/2005	2.55%	22,261	22,226	22,226	21.6%

Total US Government Securities			37,247	37,247	36.2%

Money Market Fund	Shares

First American Prime Obligation Fund (Class Y)	1,587,854	1,589	1,589	1.5%

Total Investments		$87,524	$93,866	90.9%

See notes to financial statements.

(1)	The securities in which Prospect Energy has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act”. These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the Board of Directors of Prospect Energy (Note 2).

(3)	Non-control/non-affiliate position.

(4)	Gas Solutions Holdings Inc. is a wholly owned and controlled investment of Prospect Energy.

(5)	Yield to maturity at time of purchase.

PROSPECT ENERGY CORPORATION

STATEMENTS OF OPERATIONS

		Three			Twelve
	Three	Months	Nine Months	Nine Months	Months
	Months	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	June 30,
	2006	2005	2006	2005	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	(In thousands)

Investment income
Interest income	$1,704	$437	$4,569	$887	$1,882
Interest income, Gas Solutions Holdings, Inc.	1,309	828	3,316	1,876	2,704
Dividend income	90	10	450	24	284
Dividend income, Gas Solutions Holdings, Inc. (Note 3)	850	500	2,249	2,200	3,151
Other income	73	13	487	13	72

Total investment income	4,026	1,788	11,071	5,000	8,093

Operating expenses
Investment advisory fees
Base management fee (Note 5)	521	485	1,554	1,317	1,808
Income incentive fee (Note 5)	533	—	1,041	—	—

Total Investment advisory fees	1,054	485	2,595	1,317	1,808

Interest expense and credit facility costs	12	—	12	—
Administration costs (Note 5)	82	126	225	295	266
Legal fees (Note 3)	390	481	1,501	1,537	2,575
Valuation services	45	18	132	18	42
Other professional fees	85	75	313	163	230
Insurance expense	85	89	269	237	325
Directors’ fees	55	55	165	147	220
Organizational costs (Note 4)	—	—	—	—	25
General and administrative expenses	92	15	277	48	191

Total operating expenses	1,900	1,344	5,489	3,762	5,682

Net investment income	2,126	444	5,582	1,238	2,411

Net realized loss	1	—	(18)	—	(2)
Net unrealized appreciation (depreciation)	828	414	1,392	414	6,342

Net increase in stockholders’ equity resulting from operations	$2,955	$858	$6,956	$1,652	$8,751

Basic and diluted net increase in stockholders equity per common share resulting from operations (Note 6)	$0.42	$0.12	$0.99	$0.23	$1.24

See notes to financial statements.

PROSPECT ENERGY CORPORATION AND SUBSIDIARY

STATEMENT OF STOCKHOLDERS’ EQUITY

				Distributions in
			Paid in	Excess of Net	Net	Total
	Common Stock		Capital in	Investment	Unrealized	Stockholders’
	Shares	Amount	Excess of Par	Income/(Loss)	Application	Equity
	(In thousands, except share and per share amounts)

Balance, June 30, 2004	100	—	1	(100)	—	(99)

Issuance of common stock from public offering (net of underwriting costs)	7,055,000	$7	$98,417	$—	$—	$98,424
Offering costs	—	—	(1,463)	—	—	(1,463)
Net increase in stockholders’ equity resulting from operations for the year ended June 30, 2005	—	—	—	2,409	6,342	8,751
Dividends declared ($0.38 per share) and paid to stockholders	—	—	—	(2,646)	—	(2,646)

Balance, June 30, 2005	7,055,100	7	96,955	(337)	6,342	102,967

Net increase in stockholders’ equity resulting from operations for the three months ended September 30, 2005 (unaudited)	—	—	—	1,397	76	1,473
Dividends declared ($0.20 per share) and paid to stockholders (unaudited)	—	—	—	(1,411)	—	(1,411)

Balance, September 30, 2005 (unaudited)	7,055,100	$7	$96,955	$(351)	$6,418	$103,029

Offering Costs			71			71
Net increase in stockholders’ equity resulting from operations for the three months ended December 31, 2005 (unaudited)	—	—	—	2,040	488	2,528
Dividends declared ($0.28 per share) and paid to stockholders (unaudited)	—	—	—	(1,975)	—	(1,975)

Balance, December 31, 2005 (unaudited)	7,055,100	$7	$97,026	$(286)	$6,906	$103,653

Net increase in stockholders’ equity resulting from operations for the three months ended March 31, 2006 (unaudited)	—	—	—	2,127	828	2,955
Dividends declared ($0.30 per share) and paid to stockholders (unaudited)	—	—	—	(2,116)	—	(2,116)

Shares issued in connection with dividend reinvestment (unaudited)	6,840	—	110	—	—	110
Balance, March 31, 2006 (unaudited)	7,061,940	$7	$97,136	$(275)	$7,734	$104,602

See notes to financial statements.

PROSPECT ENERGY CORPORATION

STATEMENTS OF CASH FLOWS

	Nine Months	Nine Months	Twelve Months
	Ended	Ended	Ended
	March 31,	March 31,	June 30,
	2006	2005	2005
	(Unaudited)	(Unaudited)
	(In thousands)

Cash flows from operating activities:
Net increase in stockholders’ equity resulting from operations	$6,956	$1,652	$8,751
Adjustments to reconcile net increase in stockholders’ equity resulting from operations to net cash used in operating activities:
Net unrealized (appreciation) depreciation on investments	(1,392)	(414)	(6,342)
Amortization of loan origination fees	(487)	—	(72)
Change in operating assets and liabilities:
Purchases of investments	(1,500,858)	(111,659)	(701,558)
Sale/refinancing of investments	1,492,362	26,712	614,106
Increase in prepaid expenses	(98)	(143)	(49)
Increase in accrued interest receivable	(173)	(94)	(206)
Decrease (increase) in due from Gas Solutions Holdings, Inc.	201	—	(201)
Increase in due from Prospect Capital Management, LLC	(5)	—	—
Increase in due from Prospect Administration, LLC	(28)	—	—
Increase in deferred financing fees	(222)	—	—
Increase (decrease) in accrued liabilities	(56)	1,074	818
Increase in other current liabilities	63	78	47
Increase (decrease) in due to Prospect Capital Management, LLC	531	267	(23)

Net cash used in operating activities	(3,206)	(82,527)	(84,729)

Cash flows from financing activities:
Net proceeds from the issuance of common stock	—	98,424	98,424
Offering costs from the issuance of common stock	71	(1,463)	(1,463)
Shares issued in connection with dividend reinvestment	110	—	—
Dividends declared and paid	(5,502)	(1,587)	(2,646)

Net cash (used in) provided by financing activities	(5,321)	95,374	94,315

Net (decrease) increase in cash	(8,527)	12,847	9,586
Cash, beginning of period	9,587	1	1

Cash, end of period	$1,060	$12,848	$9,587

See notes to financial statements.

PROSPECT ENERGY CORPORATION

NOTES TO UNAUDITED FINANCIAL STATEMENTS
(In thousands except share and per share amounts)

Note 1.	Organization and Interim Financial Statements

Prospect Energy Corporation (“Prospect Energy” or the “Company”), a Maryland corporation, was organized on April 13, 2004 and is a closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. On July 27, 2004, the Company completed its initial public offering and sold 7,000,000 shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. On August 27, 2004, an additional 55,000 shares were issued for a price of $15.00 per share, less underwriting discounts and commissions of $1.05 per share in connection with the exercise of an over-allotment option with respect to the offering.

Prospect Energy focuses primarily on investments in energy companies and will invest, under normal circumstances, at least 80.0% of its net assets (including the amount of any borrowings for investment purposes) in these companies. At March 31, 2006, 89.5% of its net assets were invested in energy companies with the remainder invested in U.S. government and money market securities. Prospect Energy is a non-diversified company within the meaning of the 1940 Act. Prospect Energy concentrates on making investments in energy companies having annual revenues of less than $250.0 million and in transaction sizes of less than $100.0 million. In most cases, these companies are privately held or have thinly traded public equity.

The accompanying financial statements are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and the instructions to Form 10-Q. Accordingly, certain information and footnote disclosures normally included in audited financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the audited financial statements that were included in the Company’s form 10-K for the year ended June 30, 2005.

In the opinion of management, all adjustments (consisting primarily of normal recurring adjustments) have been made that are necessary to present fairly the financial position of the Company. Operating results for the interim periods presented are not necessarily indicative of the results to be expected for a full year.

Note 2.	Significant Accounting Policies

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following are significant accounting policies consistently applied by Prospect Energy:

Investments:

(a) Security transactions are recorded on a trade-date basis.

(b) Valuation:

(1) Investments for which market quotations are readily available are valued at such market quotations.

(2) Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term

PROSPECT ENERGY CORPORATION

NOTES TO UNAUDITED FINANCIAL STATEMENTS — (Continued)

securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

(3) It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value, with the assistance of an independent valuation service, using a valuation policy and a consistently applied valuation process which is under the direction of our Board of Directors.

The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

As part of the fair valuation process, the Audit Committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation process. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

(c) Realized gains or losses on the sale of investments are calculated using the specific identification method.

(d) Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

(e) Dividend income is recorded on the ex-dividend date.

(f) Loan origination, facility, commitment, consent and other advance fees received by us on loan agreements or other investments are accreted into income over the term of the loan.

Federal and State Income Taxes:

Prospect Energy has elected to be treated as a regulated investment company, or a “RIC” and intends to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. Prospect Energy is required to distribute at least 90% of its investment company taxable income and currently intends to distribute or retain through a deemed distribution all of its investment company taxable income and net capital gain to shareholders; therefore, we have made no provision for income taxes.

The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP.

PROSPECT ENERGY CORPORATION

NOTES TO UNAUDITED FINANCIAL STATEMENTS — (Continued)

Dividends and Distributions:

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend is approved by the Board of Directors each quarter and is generally based upon management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Consolidation:

As an investment company, Prospect Energy only consolidates subsidiaries which are also investment companies. At March 31, 2006, Prospect Energy did not have any consolidated subsidiaries.

Guarantees and Indemnification Agreements:

The Company follows FASB Interpretation Number 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing certain guarantees. FIN 45 did not have a material effect on the financial statements. Refer to Note 3 for further discussion of guarantees and indemnification agreements.

Note 3.	Portfolio Investments

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally viewed to exist when a company or individual owns 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through ownership of an amount greater than 5% but less than 25% of the voting securities of the investee company. The Company owns 100% of the outstanding common equity shares of Gas Solutions Holdings, Inc. (“GSHI”) and therefore, has a controlling interest. The Company has no other controlled or affiliated investments.

GSHI has indemnified Prospect Energy against any legal action arising from its investment in Gas Solutions, LP. Prospect Energy has incurred approximately $0.090 million, $0.733 million and $0.760 million in fees associated with this legal action for the three months ended March 31, 2006, for the nine months ended March 31, 2006 and for the twelve months ended June 30, 2005, respectively. GSHI has reimbursed Prospect Energy $1.173 million as of March 31, 2006. Prospect Energy has no receivable from GSHI and $0.201 million as of March 31, 2006 and June 30, 2005, respectively. The $1.173 million reimbursement is reflected as dividend income, controlled entities on the accompanying statement of operations for the three months ended March 31, 2006, for the nine months ended March 31, 2006 and the twelve months ended June 30, 2005, respectively.

The Company provided a limited indemnity to Citibank Texas, N.A. related to Citibank’s term loan to GSHI. The limited indemnity requires us to indemnify Citibank for up to $12.0 million if it realizes losses on the term loan resulting only from potential legal claims that might or could be asserted by certain third parties. This limited indemnity was backed by segregated funds in Prospect Energy’s account valued at $12.9 million. During the quarter ended December 31, 2005 and June 30, 2005, $9.6 million and $3.3 million of previously segregated funds were released to the Company, respectively. These reductions reflected a waiver of the segregated funds requirement due to the developments related to legal claims and prior payments by GSHI to Citibank Texas, N.A., respectively.

PROSPECT ENERGY CORPORATION

NOTES TO UNAUDITED FINANCIAL STATEMENTS — (Continued)

On December 6, 2004, DGP served Prospect Energy with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that Prospect Energy breached its fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with Prospect Energy’s alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26 million. The complaint seeks relief not limited to $100 million. We believe that the DGP complaint is frivolous and without merit, and intend to defend the matter vigorously. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant Prospect Energy’s Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006 the U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting Prospect Energy’s Motion for Summary Judgment dismissing all claims by Dallas Gas Partners, L.P. against Prospect Energy Corporation. DGP has appealed this decision.

Note 4.	Organizational and Offering Expenses

A portion of the net proceeds of our initial public offering and the subsequent exercise of the over-allotment option was used for organizational and offering expenses of $0.125 million and $1.386 million, respectively. Organizational expenses were expensed as incurred. Offering expenses were charged against paid-in capital in excess of par. All organizational and offering expenses were borne by Prospect Energy.

Note 5.	Related Party Agreements and Transactions

Investment Advisory Agreement

Prospect Energy has entered into an Investment Advisory Agreement with Prospect Capital Management LLC (the “Investment Adviser”) under which the Investment Adviser, subject to the overall supervision of Prospect Energy’s board of directors, will manage the day-to-day operations of, and provide investment advisory services to, Prospect Energy. For providing these services the Investment Adviser will receive a fee from Prospect Energy, consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% on Prospect Energy’s gross assets (including amounts borrowed). The base management fee is payable quarterly in arrears based on the average value of Prospect Energy’s gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated.

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on Prospect Energy’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that Prospect Energy receives from portfolio companies) accrued during the calendar quarter, minus Prospect Energy’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Prospect Energy’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7% annualized). However, our Investment

PROSPECT ENERGY CORPORATION

NOTES TO UNAUDITED FINANCIAL STATEMENTS — (Continued)

Adviser has voluntarily agreed that for each fiscal quarter after January 1, 2005, the quarterly hurdle rate will be equal to the greater of (a) 1.75% and (b) a percentage equal to the sum of the daily average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 0.50%. “Quoted treasury rate” means the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of computation for Five Year U.S. Treasury notes with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H). These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The voluntary agreement by the Investment Adviser that the hurdle rate be fluctuating for each fiscal quarter after January 1, 2005 (as discussed above) may be terminated by the Investment Adviser at any time upon 90 days’ prior notice. The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. Prospect Energy pays the Investment Adviser an income incentive fee with respect to Prospect Energy’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Prospect Energy’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Prospect Energy’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7% annualized hurdle rate); and (3) 20% of the amount of Prospect Energy’s pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7% annualized hurdle rate). These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The investment adviser intends to use 30% of any incentive fee that it is paid to purchase shares of our common stock, generally as soon as practicable following payment of such incentive fee.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of Prospect Energy’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, Prospect Energy calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses equal the sum of the amounts by which the net sales price of each investment, when sold, is less the original cost of such investment since inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for Prospect Energy’s calculation of the capital gains incentive fee equals the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the capital gains incentive fee for such period is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of its portfolio in all prior periods.

The Investment Advisory fees were $0.521 million, $0.485 million, $1.554 million, $1.317 million and $1.808 million for the three months ended March 31, 2006, for the three months ended March 31, 2005, for the nine months ended March 31, 2006, for the nine months ended March 31, 2005 and for the twelve months ended June 30, 2005, respectively. The Income Incentive fees were $0.533 million, none, $1.041 million, none and none for the three months ended March 31, 2006, for the three months ended March 31, 2005, for the nine months ended March 31, 2006, for the nine months ended March 31, 2005 and for the twelve months ended June 30, 2005, respectively. At March 31, 2006 the Company owed the Investment Adviser

PROSPECT ENERGY CORPORATION

NOTES TO UNAUDITED FINANCIAL STATEMENTS — (Continued)

$0.533 million in income incentive fees. Also, the Company was owed $0.005 million for legal costs and miscellaneous expenses that it paid on behalf of the Investment Advisor.

Administration Agreement

Prospect Energy has also entered into an Administration Agreement with Prospect Administration, LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides administrative services and facilities for Prospect Energy. Prospect Administration has engaged Vastardis Fund Services LLC (formerly, EOS Fund Services LLC) to serve as sub-administrator of Prospect Energy. For providing these services, Prospect Energy reimburses Prospect Administration for Prospect Energy’s allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent, the fees of the sub-administrator for services provided with respect to Prospect Energy and Prospect Energy’s allocable portion of the compensation of its chief compliance officer and chief financial officer and their respective staffs. Prospect Administration also provides on Prospect Energy’s behalf managerial assistance to those portfolio companies to which Prospect Energy is required to provide such assistance. Prospect Administration is a wholly owned subsidiary of the Investment Adviser.

The Company reimbursed Prospect Administration $0.082 million, $0.126 million, $0.225 million, $0.295 million and $0.266 million for the three months ended March 31, 2006, for the three months ended March 31, 2005, for the nine months ended March 31, 2006, for the nine months ended March 31, 2005 and for the twelve months ended June 30, 2005, respectively, for services it provided to Prospect Energy at cost. The Company also reimbursed Prospect Administration for certain expenses which Prospect Administration initially funded on behalf of the Company. At March 31, 2006, the Company was owed $0.028 million for tax compliance fees and miscellaneous expenses that it paid on behalf of Prospect Administration.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The company received $0.071 million, $0.148 and $0.077 million for the three months ended March 31, 2006, the nine months ended March 31, 2006, and for the twelve months ended June 30, 2005, respectively, of these assistance fees from GSHI. These fees are paid to the Investment Adviser.

Note 6.	Financial Highlights

The following is a schedule of financial highlights for the three and six months ended March 31, 2006 and for the twelve months ended June 30, 2005:

	For the Three	For the Three	For the Nine	For the Nine	For the Twelve
	Months Ended	Months Ended	Months Ended	Months Ended	Months Ended
	March 31,	March 31,	March 31,	March 31,	June 30,
	2006	2005	2006	2005	2005

Per share data (1):
Net asset value at beginning of period	$14.69	$13.74	$14.59	$(0.01)	$(0.01)
Proceeds from initial public offering	—	—	—	13.95	13.95
Costs related to the initial public offering	—	—	0.01	(0.21)	(0.21)
Share issuance related to dividend reinvestment	0.02	—	0.02	—	—
Net investment income	0.30	0.06	0.79	0.17	0.34
Net unrealized appreciation	0.10	0.06	0.18	0.06	0.90

PROSPECT ENERGY CORPORATION

NOTES TO UNAUDITED FINANCIAL STATEMENTS — (Continued)

	For the Three	For the Three	For the Nine	For the Nine	For the Twelve
	Months Ended	Months Ended	Months Ended	Months Ended	Months Ended
	March 31,	March 31,	March 31,	March 31,	June 30,
	2006	2005	2006	2005	2005

Dividends declared and paid	(0.30)	(0.12)	(0.78)	(0.22)	(0.38)

Net asset value at end of period	$14.81	$13.74	$14.81	$13.74	$14.59

Per share market value at end of period	$16.44	$12.90	$16.44	$12.90	$12.60
Total return based on market value(2)	11.08%	8.54%	37.35%	(12.46)%	(13.46)%
Total return based on net asset value(2)	3.00%	0.88%	7.13%	(6.88)%	7.40%
Shares outstanding at end of period	7,061,940	7,055,100	7,061,940	7,055,100	7,055,100
Ratio/supplemental data:
Net assets at end of period (in thousands)	$104,602	$96,927	$104,602	$96,927	$102,967
Annualized ratio of operating expenses to average net assets	7.27%	5.51%	6.96%	5.11%	5.52%
Annualized ratio of net operating income to average net assets	8.13%	1.82%	7.12%	1.68%	8.50%

(1)	Financial highlights as of March 31, 2006 and June 30, 2005 are based on 7,061,940 shares and 7,055,100 shares outstanding, respectively. Share issuance of 6,840 shares occurred on March 31, 2006.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with Prospect Energy’s dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with Prospect Energy’s dividend reinvestment plan. The total return is not annualized.

Note 7.	Litigation

The Company is a defendant in two legal actions arising out of its activities. While predicting the outcome of litigation is inherently very difficult, and the ultimate resolution, range of possible loss and possible impact on operating results cannot be reliably estimated, management believes, based upon its understanding of the facts and the advice of legal counsel, that it has meritorious defenses for both actions. We intend to defend both of these actions vigorously, and believe that resolution of these actions will not have a materially adverse effect on the Company’s financial position.

On December 6, 2004, DGP served Prospect Energy with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that Prospect Energy breached its fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with Prospect Energy’s alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26 million. The complaint seeks relief not limited to $100 million. We believe that the DGP complaint is frivolous and without merit, and intend to defend the matter vigorously. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant Prospect Energy’s Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006 the U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting Prospect Energy’s Motion for Summary Judgment dismissing all claims by Dallas Gas Partners, L.P. against Prospect Energy Corporation. DGP has appealed this decision.

PROSPECT ENERGY CORPORATION

NOTES TO UNAUDITED FINANCIAL STATEMENTS — (Continued)

On April 7, 2005 a former officer of the Company filed a complaint with the Occupational Safety and Health Administration of the Department of Labor (“OSHA”) alleging discrimination, retaliation, infliction of emotional distress and other claims. This former officer seeks economic reinstatement and other relief. On September 15, 2005, OSHA issued findings, including an order dismissing this complaint. The complainant has filed written objections to the order and had a hearing before an Administrative Law Judge on March 16, 2006. On May 5, 2006, the Administrative Law Judge issued a Decision and Order granting Summary Decision and dismissing the Complaint. The Company does not believe that these claims, even if ultimately resolved against the Company, would be material. The Company believes the complaint is frivolous and without merit and intends to defend itself vigorously.

Note 8.	Subsequent Events

On April 20, 2006, Prospect Energy conducted its first borrowing of $13.0 million from its Credit Facility.

On April 20, 2006, Prospect Energy invested $5.5 million in senior secured debt of Charlevoix Energy Trading, LLC, and received a net profit interest as part of the investment.

On April 24, 2006, Prospect Energy invested $6.3 million and committed $3.0 million for $9.3 million total in senior secured debt of Iron Horse Coild Tubing, Inc., and also received equity as part of the investment.

On April 25, 2006, Prospect Energy invested $8.0 million in senior secured debt of Central Illinois Energy, LLC.

On April 27, 2006, Prospect Energy conducted its second borrowing of $3.5 million from its Credit Facility.

On May 9, 2006, Prospect Energy invested $3.5 million in senior secured debt of Conquest Cherokee LLC, and also received an overriding royalty interest as part of the investment.

From April 1, 2006 to May 10, 2006, Prospect Energy invested an additional $1.1 million in senior secured debt of Worcester Energy Company, Inc.

Report of Independent Registered Public Accounting Firm

BDO Seidman LLP

Board of Directors and Stockholders
Prospect Energy Corporation
New York, NY

We have audited the accompanying balance sheets of Prospect Energy Corporation as of June 30, 2005 and 2004, including the schedule of investments, as of June 30, 2005, and the related statements of operations, stockholders’ equity, and cash flows for year ended June 30, 2005 and for the period from April 13, 2004 (inception) through June 30, 2004. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Energy Corporation at June 30, 2005 and 2004, and the results of its operations and its cash flows for the year ended June 30, 2005 and for the period from April 13, 2004 (inception) through June 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/  BDO Seidman LLP

New York, NY
October 11, 2005

PROSPECT ENERGY CORPORATION

BALANCE SHEETS
(figures in thousands, except share and per share amounts)

	June 30,	June 30,
	2005	2004

ASSETS
Cash held in segregated account (Notes 3 and 8)	$9,587	$1
Investment in controlled entity, Gas Solutions Holdings, Inc., at value (cost — $23,327, Notes 3 and 8)	29,500	—
Investment in un-controlled entities, at value (cost — $64,197, Notes 3 and 8)	64,366	—
Accrued interest receivable	206	—
Due from Gas Solutions Holdings, Inc. (Note 3)	201	—
Prepaid expenses	49	—

Total assets	$103,909	$1

LIABILITIES
Accrued liabilities	$818	$—
Due to Prospect Capital Management, LLC (Note 5)	77	100
Other current liabilities	47	—

Total liabilities	942	100
Commitments and contingencies (Notes 3 and 7)
Stockholders’ equity (Notes 1 and 4) Common stock, par value $.001 per share, 100,000,000 common shares authorized, 7,055,100 issued and outstanding	7	—
Paid-in capital in excess of par	96,955	1
Distributions in excess of net investment income	(337)	(100)
Net unrealized appreciation	6,342	—

Total stockholders’ equity	102,967	(99)

Total liabilities and stockholders’ equity	$103,909	$1

Net asset value per share	$14.59	N/A

See the accompanying notes to the audited financial statements which are an integral part of this statement.

PROSPECT ENERGY CORPORATION
SCHEDULE OF INVESTMENTS
June 30, 2005

		Principal
	Locale /	Amount /		Fair	% of Net
Portfolio Investments(1)	Industry	Shares	Cost	Value(2)	Assets
	(In thousands, except share amounts)

Gas Solutions Holdings, Inc.(4)	Texas / Gas gathering and processing
— Common shares		100	$4,927	$11,100	10.8%
— Subordinated secured note, 18.00% due 12/23/2012		$18,400	18,400	18,400	17.9%

— Total			23,327	29,500	28.7%

Unity Virginia Holdings, LLC(3)	Virginia / Coal production
— Preferred stock, 100%, non-voting		585	585	585	0.6%
— Subordinated secured note, 17.65% due 1/31/2009		$3,315	3,210	3,210	3.1%

— Total			3,795	3,795	3.7%

Stryker Energy II, LLC(3)	Ohio / Oil and gas production
— Common shares, Class A		931	931	947	0.9%
— Preferred shares, Class B		539	539	539	0.5%
— Senior secured note, 14.12% due 4/8/2010		$8,330	8,177	8,177	7.9%

— Total			9,647	9,663	9.3%

Whymore Coal(3)	Kentucky / Coal production
— Preferred shares, Convertible, Series A		1,000	—	123	0.1%
— Senior secured note, 15.00% due 3/31/2009		$4,885	4,885	4,885	4.7%

— Total			4,885	5,008	4.8%

Natural Gas Systems, Inc.(3)	Texas / Oil and gas production
— Warrants		1,000	210	175	0.2%
— Senior secured note, 14.00% due 2/3/2010		$4,000	3,729	3,746	3.6%

— Total			3,939	3,921	3.8%

Miller Petroleum, Inc.(3)	Tennessee / Oil and gas production
— Warrants, Expiring 5/4/2010		630,000	$365	$365	0.4%
— Senior secured note, 12.50% due 8/21/2006		$3,150	2,730	2,778	2.7%

— Total			3,095	3,143	3.1%

Total Portfolio Investments			48,688	55,030	53.2%

	Yield to
U.S. Government Securities	Maturity(5)

U.S. Treasury Bill due 7/7/2005	2.52%	$5,518	5,516	5,516	5.4%
U.S. Treasury Bill due 7/14/2005	2.49%	9,514	9,505	9,505	9.2%
U.S. Treasury Bill due 7/21/2005	2.55%	22,261	22,226	22,226	21.6%

Total US Government Securities			37,247	37,247	36.2%

Money Market Fund	Shares

First American Prime Obligation Fund (Class Y)		1,589	1,589	1.5%

Total Investments	1,587,854	$87,524	$93,866	90.9%

See notes to financial statements.

(1)	The securities in which Prospect Energy has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act”. These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the Board of Directors of Prospect Energy (Note 2).

(3)	Non-control/non-affiliate position.

(4)	Gas Solutions Holdings Inc. is a wholly owned and controlled investment of Prospect Energy.

(5)	Yield to maturity at time of purchase.

PROSPECT ENERGY CORPORATION

STATEMENTS OF OPERATIONS

		For the Period From
		April 13, 2004
	For the Year Ended	(Inception) Through
	June 30,	June 30,
	2005	2004
	(In thousands, except share and
	per share amounts)

Investment income
Interest income	$1,882	$—
Interest income, Gas Solutions Holdings, Inc.	2,704	—
Dividend income	284	—
Dividend income, Gas Solutions Holdings, Inc.	3,151	—
Other income	72	—

Total investment income	8,093	—

Operating expenses
Investment advisory fee (Note 5)	1,808	—
Administration costs (Note 5)	266	—
Legal fees	2,575	—
Valuation services	42	—
Other professional fees	230	—
Insurance expense	325	—
Directors’ fees	220	—
Organizational costs	25	100
General and administrative expenses	191	—

Total operating expenses	5,682	100

Net investment income (loss)	2,411	(100)
Net realized loss	(2)	—
Net unrealized appreciation	6,342	—

Net increase (decrease) in stockholders’ equity resulting from operations	$8,751	$(100)

Basic and diluted net increase (decrease) in stockholders equity per common share resulting from operations (Note 6)	$1.24	$ N/A

See the accompanying notes to the audited financial statements which are an integral part of this statement.

PROSPECT ENERGY CORPORATION

STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM APRIL 13, 2004 (INCEPTION)
THROUGH JUNE 30, 2005

				Distributions
				in Excess of
			Paid in	Net
			Capital in	Investment	Net	Total
	Common Stock		Excess of	Income/	Unrealized	Stockholders’
	Shares	Amount	Par	(Loss)	Appreciation	Equity
	(In thousands, except share and per share amounts)

Balance, April 13, 2004 (inception)	—	—	—	—	—	—
Issuance of common stock	100	—	$1	—	—	$1
Net decrease in stockholders’ equity from operations for the period from April 13, 2004 (inception) to June 30, 2004	—	—	—	$(100)	—	(100)

Balance, June 30, 2004	100	—	1	(100)	—	(99)

Issuance of common stock from public offering (net of underwriting costs)	7,055,000	$7	98,417	—	—	98,424
Offering costs	—	—	(1,463)	—	—	(1,463)
Net increase in stockholders’ equity resulting from operations for the year ended June 30, 2005	—	—	—	2,409	6,342	8,751
Dividends declared ($0.38 per share) and paid to stockholders	—	—	—	(2,646)	—	(2,646)

Balance, June 30 2005	7,055,100	$7	$96,955	$(337)	$6,342	$102,967

See the accompanying notes to the audited financial statements which are an integral part of this statement.

PROSPECT ENERGY CORPORATION

STATEMENTS OF CASH FLOWS

		For the Period From
		April 13, 2004
	For the Year Ended	(Inception) Through
	June 30,	June 30,
	2005	2004
	(In thousands)

Cash flows from operating activities:
Net increase (decrease) in stockholders’ equity resulting from operations	$8,751	$(100)
Adjustments to reconcile net increase in stockholders’ equity resulting from operations to net cash used in operating activities:
Purchases of investments	(701,630)	—
Sale/refinancing of investments	614,106	—
Increase in prepaid expenses	(49)	—
Increase in accrued interest receivable	(206)	—
Increase in due from Gas Solutions Holdings, Inc.	(201)	—
Increase in unrealized appreciation	(6,342)	—
Increase in accrued liabilities	818	—
Increase in due diligence deposits and expenses	47	—
Increase (decrease) in due to affiliates	(23)	100

Net cash used in operating activities	(84,729)	—

Cash flows from financing activities:
Net proceeds from the issuance of common stock	98,424	1
Offering costs from the issuance of common stock	(1,463)	—
Dividends declared and paid	(2,646)	—

Net cash provided by financing activities	94,315	1

Net increase in cash	9,586	1
Cash, beginning of year	1	—

Cash, end of year	$9,587	$1

See the accompanying notes to the audited financial statements which are an integral part of this statement.

Note 1.	Organization

Prospect Energy Corporation (“Prospect Energy” or the “Company”), a Maryland corporation, was organized on April 13, 2004 and is a closed-end investment company that has filed an election to be treated as a business development company under the Investment Act of 1940. On July 27, 2004, the Company completed its initial public offering and sold 7,000,000 shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. On August 27, 2004, an additional 55,000 shares were issued for a price of $15.00 per share, less underwriting discounts and commissions of $1.05 per share in connection with the exercise of an over-allotment option with respect to the offering.

Prospect Energy focuses primarily on investments in energy companies and will invest, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in these companies. At June 30, 2005, 53.5% of its net assets were invested in energy companies with the remainder invested in U.S. government and money market securities. Prospect Energy is a non-diversified company within the meaning of the 1940 Act. Prospect Energy concentrates on making investments in energy companies having annual revenues of less than $250.0 million and in transaction sizes of less than $100.0 million. In most cases, these companies are privately held or have thinly traded public equity securities.

Note 2.	Significant Accounting Policies

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ.

The following are significant accounting policies consistently applied by Prospect Energy:

Investments:

(a) Security transactions are recorded on a trade-date basis.

(b) Valuation:

(1) Investments for which market quotations are readily available are valued at such market quotations.

(2) Short-term investments which mature in 60 days or less, such as United States Treasury Bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

(3) It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value, with the assistance of an independent valuation service, using a documented valuation policy and a consistently applied valuation process which is under the direction of our board of directors.

The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

(c) Realized gains or losses on the sale of investments are calculated using the specific identification method.

(d) Interest income adjusted for amortization of premium and accretion of discount is recorded on an accrual basis.

(e) Dividend income is recorded on the ex-dividend date.

(f) Loan origination, facility, commitments, consent and other advance fees received by us on loan agreements or other investments are accreted into income over the term of the loan.

Federal and State Income Taxes:

Prospect Energy has elected to be treated as a regulated investment company and intends to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes.

The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP.

Dividends and Distributions:

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend is approved by the board of directors each quarter and is generally based upon management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Consolidation:

As an investment company, Prospect Energy only consolidates subsidiaries which are also investment companies. At June 30, 2005 Prospect Energy did not have any consolidated subsidiaries.

Guarantees and Indemnification Agreements:

The Company follows FASB Interpretation Number 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing certain guarantees. FIN 45 did not have a material effect on the financial statements. Refer to Note 3 for further discussion of guarantees and indemnification agreements.

Note 3.	Portfolio Investments

We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns more than 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through ownership of 5% or more of the outstanding voting securities of another person. The Company owns 100% of the outstanding common equity shares of GSHI and, therefore, has a controlling interest. The Company has no other controlled or affiliated investments.

GSHI has indemnified Prospect Energy against any legal action arising from its investment in Gas Solutions, LP. Prospect Energy has incurred approximately $0.760 million in fees associated with this legal action through June 30, 2005. GSHI has reimbursed Prospect Energy $0.559 million as of June 30, 2005. Prospect Energy has a receivable from GSHI of approximately $0.201 million as of June 30, 2005. The $0.760 million reimbursement is reflected as Dividend income, Gas Solutions Holdings, Inc. on the accompanying statement of operations for the year ended June 30, 2005.

The Company has provided a limited indemnity to Citibank Texas, N.A. related to Citibank’s term loan to GSHI. The limited indemnity requires us to indemnify Citibank for up to $12.0 million if it realizes losses on the term loan. This limited indemnity is backed by segregated funds in Prospect Energy’s account valued at $9.6 million. During the quarter ended June 30, 2005, $3.3 million of previously segregated funds were released to the Company. This reduction reflects 6 quarterly payments by GSHI to Citibank Texas, N.A. These funds are released upon the earlier of legal resolution of such claims, should any be made, or 91 days after the loan with Citibank Texas, N.A. is refinanced or otherwise repaid.

On December 6, 2004, Dallas Gas Partners, LP (“DGP”) served Prospect Energy with a Complaint filed November 30, 2004 in the United States District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that Prospect Energy breached its fiduciary duty to DGP and tortuously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with Prospect Energy’s alleged agreement in September, 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26 million. The Complaint seeks relief not limited to $100 million (Note 7). We believe that the DGP Complaint is frivolous and without merit, and intend to defend the matter vigorously. However, as with any litigation, the outcome is uncertain and a judgment against Prospect Energy could significantly impair the value of the investment in Gas Solutions Holdings, Inc.

Debt placements and interests in non-voting equity securities with an original cost basis of $48.688 million were acquired during the twelve months ended June 30, 2005.

Note 4.	Organizational and Offering Expenses

A portion of the net proceeds of our initial public offering and the subsequent exercise of the over-allotment option was used for organizational and offering expenses of approximately $0.125 million and $1.463 million, respectively. Organizational expenses were expensed as incurred. Offering expenses were charged against paid-in capital in excess of par. All organizational and offering expenses were borne by Prospect Energy.

Note 5.	Related Party Agreements and Transactions

Investment Advisory Agreement

Prospect Energy has entered into an Investment Advisory Agreement with Prospect Capital Management LLC (the “Investment Adviser”) under which the Investment Adviser, subject to the overall supervision of Prospect Energy’s board of directors, will manage the day-to-day operations of, and provide investment advisory services to, Prospect Energy. For providing these services the Investment Adviser will receive a fee from Prospect Energy, consisting of two components — a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% on Prospect Energy’s gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement during the period commencing from the closing of Prospect Energy’s initial public offering through and including the first six months of operations, the base management fee was payable monthly in arrears. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. For the first quarter of Prospect Energy’s operations commencing from the closing of Prospect Energy’s initial public offering, the base management fee was calculated based on the value of Prospect Energy’s gross assets at the closing of the initial public offering. Subsequently, the base management fee is calculated based on the average value of Prospect Energy’s gross assets at the end of the two most recently completed calendar quarters (the closing of Prospect Energy’s initial public offering was treated as a quarter end for these purposes) and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated.

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on Prospect Energy’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that Prospect Energy receives from portfolio companies) accrued during the calendar quarter, minus Prospect Energy’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Prospect Energy’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7% annualized). However, our Investment Adviser has voluntarily agreed that for each fiscal quarter after January 1, 2005, the quarterly hurdle rate will be equal to the greater of (a) 1.75% and (b) a percentage equal to the sum of the daily average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 0.50%. “Quoted treasury rate” means 25% of the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of computation for Five Year U.S. Treasury notes with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H). These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The voluntary agreement by the Investment Adviser that the hurdle rate be fluctuating for each fiscal quarter after January 1, 2005 (as discussed above) may be terminated by the Investment Adviser at any time upon 90 days’ prior notice. The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. Prospect Energy pays the Investment Adviser an income incentive fee with respect to Prospect Energy’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Prospect Energy’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Prospect Energy’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7% annualized hurdle rate); and (3) 20% of the amount of Prospect Energy’s pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7% annualized hurdle rate). These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of Prospect Energy’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, Prospect Energy calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses equal the sum of the amounts by which the net sales price of each investment, when sold, is less the original cost of such investment since inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for Prospect Energy’s calculation of the capital gains incentive fee equals the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the capital gains incentive fee for such period is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of its portfolio in all prior periods.

For the year ended June 30, 2005, the Company paid the Investment Adviser $1.808 million in base management fees and no incentive fee.

Administration Agreement

Prospect Energy has also entered into an Administration Agreement with Prospect Administration, LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides administrative services and facilities for Prospect Energy. Prospect Administration has engaged Vastardis Capital, LLC to serve as sub-administrator of Prospect Energy. For providing these services, Prospect Energy reimburses Prospect Administration for Prospect Energy’s allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent, the fees of the sub-administrator for services provided with respect to Prospect Energy and Prospect Energy’s allocable portion of the compensation of its chief compliance officer and chief financial officer and their respective staffs. Prospect Administration also provides on Prospect Energy’s behalf managerial assistance to those portfolio companies to which Prospect Energy is required to provide such assistance. Prospect Administration is a wholly owned subsidiary of the Investment Adviser.

For the year ended June 30, 2005, the Company reimbursed Prospect Administration $0.266 million for services it provided to Prospect Energy at cost. The Company also reimbursed Prospect Administration for certain expenses which it initially funded on behalf of the Company.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We have received $77,000 of these assistance fees from GSHI. These fees are paid to the Investment Advisor.

Note 6.	Financial Highlights

The following is a schedule of financial highlights for the twelve months ended June 30, 2005 and for the period April 13, 2004 (inception) through June 30, 2004:

		For the Period
		April 13, 2004
	For the Twelve Months	(Inception) Through
	Ended June 30, 2005	June 30, 2004(1)

Per share data(1):
Net asset value at beginning of period	$(0.01)	$—
Proceeds from initial public offering	13.95	—
Costs related to the initial public offering	(0.21)	—
Net investment income	.34	—
Net unrealized appreciation	.90	—
Dividends declared and paid	(0.38)	—

Net asset value at end of period	14.59	$—

Per share market value at end of period	12.60	—
Total return based on market value(2)	(13.46)%	—
Total return based on net asset value(2)	7.40%	—
Shares outstanding at end of period	7,055,100	—
Ratio/supplemental data:
Net assets at end of period (in thousands)	102,967	—
Annualized ratio of operating expenses to average net assets	5.52%	—
Annualized ratio of net operating income to average net assets	8.50%	—

(1)	Financial Highlights as of June 30, 2004 are considered not applicable as the initial offering of common stock did not occur as of this date. However, Financial highlights as of June 30, 2005 are based on 7,055,100 shares outstanding.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with Prospect Energy’s dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with Prospect Energy’s dividend reinvestment plan. The total return is not annualized.

Note 7.	Litigation

The Company is a defendant in legal actions arising out of its activities. While predicting the outcome of litigation is inherently very difficult, and the ultimate resolution, range of possible loss and possible impact on operating results cannot be reliably estimated, management believes, based upon its understanding of the facts and the advice of legal counsel, that it has meritorious defenses for both actions. We intend to defend both of these actions vigorously, and believe that resolution of these actions will not have a materially adverse effect on the Company’s financial position.

On December 6, 2004, Dallas Gas Partners, LP (“DGP”) served Prospect Energy with a Complaint filed November 30, 2004 in the United States District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that Prospect Energy breached its fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, Gas Solutions, Holdings, Inc.) in connection with Prospect Energy’s alleged agreement in September, 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26 million. The Complaint seeks relief not limited to $100 million. On August 9, 2005, we filed our Motion for Summary Judgment requesting dismissal of the DGP suit in its entirety based on a written agreement dated

September 23, 2004 that Prospect Energy and the partners of DGP negotiated under which Prospect Energy paid $2.5 million and reimbursed all of DGP’s expenses totaling over $1.5 million in return for an assignment of DGP’s contract to purchase Gas Solutions, Ltd., and the parties exchanging mutual releases. The Court has tentatively set a hearing on our Motion for October 12, 2005. We believe that the DGP Complaint is frivolous and without merit, and intend to defend the matter vigorously. More information on this matter is available from the Federal Court System’s website, public access to Court electronic records, located at https:\\ecf.txsd.uscourts.gov\cgi-bin\login.pl.

On April 7, 2005 a former officer of the Company filed a complaint with the Occupational Safety and Health Administration of the Department of Labor (“OSHA”) alleging discrimination, retaliation, infliction of emotional distress and other claims. This officer seeks economic reinstatement and other relief. The Company does not believe that these claims, even if ultimately resolved against the Company, would be material. The Company believes the complaint is without merit and intends to defend itself vigorously.

Note 8.	Subsequent Events

On July 19, 2005 Prospect Energy provided $9.250 million of senior secured debt financing to Arctic Recoil, Inc.

On, September 15, 2005, we provided an additional $5.0 million of senior secured debt financing to Stryker.

On August 10, 2005, Prospect Energy provided an additional $0.625 million of senior secured debt and equity financing to Whymore Coal Company. On September 22, 2005, Prospect Energy provided a further $300,000 of senior secured debt financing to Whymore Coal Company.

On September 15, 2005, OSHA issued findings, including an order dismissing the complaint from a former officer of the Company as discussed in Note 7. The complainant may file written objections to the order and request a hearing before an Administrative Law Judge.

On September 28, we provided $10.75 million of senior secured debt financing to Worcester Energy Partners, Inc. (“WECO”), a wood processing and biomass power generation business based in Deblois, Maine. WECO is a privately owned renewable energy company that operates a wood harvesting and chipping business as well as a newly refurbished 25.85 megawatt wood-fired power plant. Built in 1988, the plant has operated intermittently over the past decade and recently has been recommissioned for baseload operations. The wood harvesting and chipping business has access to more than 16,000 acres of wood fuel, and the plant has long-term contracts for the sale of electricity as well as renewable energy credits. Prospect Energy’s funding has been utilized to refinance existing debt and to provide working capital to re-initiate plant operations. Prospect Energy is receiving a significant equity ownership position in WECO as part of the investment, including a minimum internal rate of return on Prospect Energy’s investment.

Note 9.	Selected Quarterly Financial Data (unaudited) (in thousands except per share amounts)

					Net Realized and		Net Increase (Decrease)
					Unrealized Gain (Loss)		in Net Assets From
	Investment Income		Net Investment Income		on Investments		Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share

September 30, 2004	$266	$0.05	$(434)	$(0.09)	$—	$—	$(434)	$(0.06)
December 31, 2004	2,946	0.42	1,228	0.17	(2)	—	1,226	0.17
March 31, 2005	2,202	0.31	444	0.06	414	0.06	858	0.12
June 30, 2005	2,679	0.38	1,173	0.17	5,928	0.84	7,101	1.01

4,971,000 Shares

Common Stock

PROSPECTUS

Morgan Keegan & Company, Inc.
Sole Book Running Manager

Ferris, Baker Watts
Incorporated

Oppenheimer & Co.

D.A. Davidson & Co.

Sterne, Agee & Leach, Inc.

August 10, 2006